                     DEAN WITTER VARIABLE INVESTMENT SERIES
                             Two World Trade Center
                            New York, New York 10048

DEAR SHAREHOLDER:
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    Robust  corporate earnings, benign  inflation and a  steadily advancing bond market combined to propel stocks higher and higher in 1995, as evidenced by the Dow Jones Industrial Average's (DJIA) vault over 4000 and then 5000. The S&P 500 and NASDAQ Indexes also were strong, advancing nearly 38 and 40 percent, respectively, for the year. Despite a brief 100-point detour in mid December (brought about by anxiety over budget wrangling in Washington, an economy perceived to be weakening and the belief that the Federal Reserve Board would not cut interest rates, which it subsequently did), equities continued to chug along through year end. Overall, the DJIA was up nearly 37 percent for the year.

    Throughout the past 12 months interest rates moved sharply downward as economic growth slowed to a more sustainable level and inflationary fears all but disappeared. As a result, the Federal Reserve Board eased monetary policy by twice lowering the federal-funds rate by 25 basis points, first in early July and again in mid December. Overall the fixed-income markets, in general, and the U.S. Treasury market, in particular, reacted favorably. In all, the yield on 30-year U.S. Treasury bonds declined from 7.88 percent on January 1, 1995 to
5.95 percent on December 31, 1995. Similarly, 2-year U.S. Treasury note yields declined from 7.70 percent to 5.15 percent during the year.

    Globally, the early months of 1995 were dominated by many of the issues that influenced world markets in 1994: the weakness of the U.S. dollar, concerns over rising U.S. interest rates and the financial collapse in Mexico and many other emerging markets. However, during the last three quarters of 1995 the global influences on Europe's stock markets became much more benign, as currencies stabilized, bonds rallied and the interest-rate cycle in the United States shifted. Economic data coming out of Europe itself, by contrast, began the year strong, but steadily deteriorated as many economies experienced a growth pause that was well entrenched by year-end. The steady rise of the deutschemark took its toll on German exporters, as well as industrial conglomerates. Consumers across Europe were apparently unwilling or unable to boost retail sales and unemployment, in most countries, stopped its downward path. The result was a number of profit warnings from cyclical and economically sensitive companies toward the end of the year. Certain industries, such as pulp, paper, steel and chemicals, got caught in the global economic downturn. European technology stocks corrected in line with their U.S. counterparts.

    Politics, as always, featured prominently in Europe in 1995. The French stock market ran strongly in the first quarter in anticipation of major structural economic reforms by the Chirac administration. By year end, with most public sector workers on strike, the French market had retracted and ended 1995 as one of Europe's worst performers. Italy also suffered from interrelated budgetary/government/currency crises that refuse to go away. By contrast, the U.K. market was strong despite the weakness of the Conservative government. Switzerland, the strongest European market in 1995 was, as ever, untroubled by politics, and the strong Swiss franc boosted returns even more for U.S-dollar based investors.

    A number of Asian currencies came under severe pressure in the early weeks of 1995, forcing local authorities to respond with higher interest rates. By May, increasing indications that the U.S. interest rate environment was beginning to improve underpinned a stronger recovery in sentiment across the region. Notable exceptions were Japan, Korea and Taiwan, all of which remained weak.

    The situation began to reverse in July 1995, when the markets were hit by a reallocation of funds out of the "Tiger" markets of southeast Asia as investors returned to Japan. The Japanese market rose sharply in local currency terms through July, August and September, encouraged by a weaker yen and hopes for a rescue package for the banking sector. However, the weaker yen wiped out all gains in U.S.-dollar terms.

    The Tiger markets were particularly weak through most of the third and fourth quarters, with concerns over economic overheating exacerbated by poor current account data. However, most markets began to recover toward the end of the year, with the 25 basis point cut in short-term U.S. interest rates in December triggering a dramatic resurgence in investor interest in the markets of the Pacific basin. Strong cash inflows from the United States and, to a lesser degree, Europe helped carry the Tigers higher. Japan ended the year on a positive note, buoyed by a major government stimulus package, a weaker yen and encouraging economic data.

    In general, Mexico, Central and South American markets stabilized in the fourth quarter after very volatile conditions in the first half of the year.

    Led by the U.S. market, global bond yields declined substantially during 1995, reflecting a worldwide slowdown in economic growth and declining inflation levels. In Europe, bond markets turned in a mixed performance early in the year, supported on the one hand by the U.S. bond rally, but undermined, on the other hand, by local political and budget issues, especially in Italy. These markets rallied during the remainder of the year as these issues were addressed in a more decisive fashion. Also aiding this rally was the lowering of interest rates in Germany in response to slowing economic growth and improving inflation prospects.

    In the foreign exchange markets, the U.S. dollar plummeted to new historical lows against the Japanese yen and the German mark during the first four months of the year, mainly due to the ongoing trade dispute between the U.S. and Japan. During the remainder of the year, however, the U.S. currency regained some of its composure. This was thanks to aggressive and concerted intervention by the U.S., German and Japanese central banks, the U.S.-Japan agreement on auto parts, and subsequently, the unveiling of the Japanese deregulatory package combined with two reductions of the Japanese Official Discount Rate. For the 12-month period, the U.S. dollar depreciated by 7.5 percent against the German mark, while appreciating 3.8 percent against the Japanese yen. Overall, the U.S. currency lost 4.4 percent on a trade-weighted basis.

CAPITAL GROWTH PORTFOLIO

    The Capital Growth Portfolio posted a total return of 32.92 percent for the fiscal year ended December 31, 1995, versus 37.57 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500). The reason for this relative underperformance was the market's focus on smaller capitalization issues (particularly technology stocks), an area in which the Portfolio has little representation. The accompanying chart compares the performance of a $10,000 investment in the Portfolio from inception (March 1, 1991) through the fiscal year ended December 31, 1995, with the performance of a similar hypothetical investment in the issues comprising the S&P 500.

    On December 31, 1995, the Portfolio owned 45 equity issues spread among 37 industry groups. During the fiscal year, positions sold included Central Fidelity Banks, Banc One Corp., Crawford & Co. (Class B) and Rubbermaid. New additions to the Portfolio included American International Group, Inc., Home Depot, Inc., U.S. Healthcare, Computer Associates, Johnson & Johnson and Medtronic, Inc.

    In 1996, the Portfolio intends to continue to focus its investments in issues with long, consistent records of revenue and earnings growth.
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                                   [CAPITAL]

DIVIDEND GROWTH PORTFOLIO

    Two new common stock positions were added to the Dividend Growth Portfolio during the fiscal year ended December 31, 1995: KeyCorp and Sprint Corp. Additionally, four positions were eliminated: Bankers Trust NY, GTE Corp., Kmart and U.S. West Media Group, (a spin-off of U.S. West Inc.). As of December 31, the portfolio consisted of 45 equity issues spread among 29 industry groups, plus five U.S. Treasury bond and note issues.

    For the fiscal year, the Portfolio had a total return of 36.38 percent, compared with a 37.57 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500). The slight lag in performance is attributable to the market's focus on smaller capitalization issues (particularly technology stocks), an area in which the Fund has little or no representation. The accompanying chart compares the performance of a $10,000 investment in the Portfolio from inception (October 25, 1990) through the fiscal year ended December 31, 1995, with the performance of a similar hypothetical investment in the issues comprising the S&P 500.

    The Portfolio intends to continue to focus its investments in the more conservative, larger capitalization issues.
                                   [DIVIDEND]

EQUITY PORTFOLIO

    The Equity Portfolio produced a total return of 42.53 percent for the fiscal year ended December 31, 1995. This performance compares quite favorably with that of the Standard & Poor's 500 Composite Stock Price Index (S&P 500), which registered a total return of 37.57 percent, as well as that of the average growth fund, which had a total return of 32.47 percent, according to Lipper Analytical Services, Inc. For the fiscal year, the Portfolio was ranked #9 of 98 (top 9 percent) underlying variable annuity growth funds, according to Lipper. The accompanying chart compares the performance of a $10,000 investment in the Portfolio for the 10 years ended December 31, 1995, with the performance of a similar hypothetical investment in the issues comprising the S&P 500.

    The Portfolio's industry selection focus continued to be effective in 1995. At the beginning of the year, the portfolio manager took a top-down look at the year ahead and concluded that while economic growth was likely to slow (allowing interest rates to decline), the economy would remain vibrant enough to support investment and capital spending for most of the year. As a result, for the first three quarters of the year the Portfolio was heavily tilted toward technology, with a peak weighting of 40 to 45 percent.

    Financial stocks were also a major theme, given the portfolio manager's outlook for modest economic growth and benign inflation and interest rates. For most of the year financials represented 20 percent of the Portfolio's net assets. Over the fiscal year, the technology and financial sectors provided the strongest returns in the market and thus played a major role in the Portfolio's performance.

    In September, as evidence began to mount suggesting that the economy was further decelerating and entering the latter stages of the economic expansion, the portfolio manager began to pare back the Portfolio's technology holdings, because capital spending tends to drop off late in the economic cycle. By the end of December technology represented less than 10 percent of net assets. Significant holdings in this area include Cisco Systems, Inc., Sun Microsystems, Inc. and Ascend Communications, Inc.

    As the Portfolio's technology exposure was decreasing, the interest-rate-sensitive portion of the portfolio was being increased, because that sector historically has appreciated in the face of sluggish economic growth and falling interest rates. At the end of the fiscal year, interest-rate-sensitive holdings represented approximately 40 percent of the Portfolio. Of this allocation, 15 percent was invested in long-term U.S. Treasury bonds, as these instruments are particularly sensitive to interest rates but hold no credit risk, because they are backed by the U.S. government. Since credit delinquencies tend to rise at this stage of the business cycle, exposure to many consumer lenders was reduced. Equity holdings in this area include Travelers Group, Inc., American International Group, Inc. and Federal National Mortgage Association. The Portfolio's commitment to health care was expanded to approximately 20 percent because this sector has little economic sensitivity. Names here include Amgen Inc., American Home Products Corp., SmithKline Beecham and United Healthcare Corp.
                                    [EQUITY]

    Capital goods represented 8 percent of the Portfolio with such holdings as Boeing Co., Loral Corp., Case Corp. and Monsanto Co. Consumer staples
represented   about  6  percent   of  the  Portfolio,   with  holdings  such  as
Kimberly-Clark  Corp.,   Philip   Morris   Companies,   Inc.   and   Procter   &

Gamble Co. Approximately 5 percent of net assets was invested in steady growth consumer/ business services companies such as DST Systems, Inc.

EUROPEAN GROWTH PORTFOLIO

    During the fiscal year ended December 31, 1995, the European Growth Portfolio posted a total return of 25.89 percent. This compares with a return of
18.70 percent for the Morgan Stanley Capital International World Index. For the year, the Portfolio ranked #1 of 55 underlying variable annuity international funds. The accompanying chart compares the performance of a $10,000 investment in the Portfolio from inception (March 1, 1991) through the fiscal year ended December 31, 1995, with the performance of a similar hypothetical investment in the issues comprising the World Index.

    The Portfolio's sub-advisor is Morgan Grenfell Investment Services Limited (Morgan Grenfell). According to Morgan Grenfell, the Portfolio was fully invested during the fiscal year and the main thematic shift was away from the strongly cyclical stance of 1994 to a more balanced split between cyclicals, financials and growth stocks. Effective stock selection played a major role in the Portfolio's strong performance versus the World Index.

    The Portfolio's current emphasis on interest-rate sensitive stocks, such as Den Danske Bank (Denmark), BBV and Banco Popular (Spain), Cetelem Groupe (France), and Bayerische Vereinsbank (Germany), leaves it well positioned to benefit from the downward economic trend prevalent in many European markets. As always, high-quality blue-chip growth stocks -- Granada Group (United Kingdom), LVMH (France), Securitas (Sweden) and Gehe (Germany) -- feature prominently in the Portfolio. Selected cyclical and economically sensitive stocks include Volkswagen (Germany) and VA Technologie (Austria). The Portfolio's only currency hedge during the fiscal year was out of the French franc and into the U.S. dollar to protect against a possible devaluation of the franc. That hedge remained in place at year end.
                                   [EUROPEAN]

GLOBAL DIVIDEND GROWTH PORTFOLIO

    During the fiscal year ended December 31, 1995, the Global Dividend Growth Portfolio posted a total return of 22.14 percent, compared to 18.70 percent for the Morgan Stanley Capital International World Index. Since inception (February 23, 1994), the Portfolio's cumulative total return was 22.47 percent, versus
17.81 percent for the World Index. The accompanying chart compares the performance of a $10,000 investment in the Portfolio from inception through the fiscal year ended December 31, 1995, with the performance of a similar hypothetical investment in the issues comprising the World Index.

    The number of issues held by the Portfolio increased from 79 to 112 during the year. Examples of issues added include International Business Machines Corp. and International Paper Co.

(United States); Television Francaise and Societe Generale (France); Mizuno Corp., Nintendo Co., Ltd. and Sharp Corp. (Japan); and Scottish Hydro-Electric (United Kingdom). These investments are in the world's 12 largest capital markets.

    During the fiscal year, the Portfolio's commitment to the United States increased to just over 30 percent of net assets. This was done in anticipation of the possibility that the U.S. dollar could strengthen against major foreign currencies and was accomplished by slightly reducing investments in Italy, Japan and the United Kingdom.
                                    [GLOBAL]

HIGH YIELD PORTFOLIO

    The high-yield market recorded a solid year in 1995, benefiting from the strong rally in the Treasury market, which drove long-term interest rates significantly lower. As is typical in a decelerating economic environment, high-yield bonds lagged the Treasury rally a bit, as concerns over the severity of the slowdown offset some of the benefit of lower interest rates.

    Against this backdrop,  the High Yield  Portfolio posted a  total return  of
14.93 percent, versus a return of 21.73 percent for the Lehman Brothers Corporate/High Yield Index. The accompanying chart compares the performance of a $10,000 investment in the Portfolio for the 10 years ended December 31, 1995, with the performance of a similar hypothetical investment in the issues comprising the Lehman Brothers Corporate/High Yield Index.

    The Portfolio remained essentially unchanged during 1995, with a continued emphasis on discounted issues (primarily B-rated). Given their significant yield advantage over U.S. Treasuries and their relative value, the portfolio manager feels this sector offers attractive total return potential. Despite the attractiveness of the market, the Portfolio continues to maintain a sizeable position in various defensive securities in order to maintain maximum portfolio flexibility.
                                     [HIGH]

    As a result of recent recession fears, the B-rated sector currently looks attractive, with many issues yielding 12 to 13 percent (600-700 basis points over U.S. Treasuries) and trading at substantial discounts. Given the strong credit quality that exists today, along with the possibility of a pickup in the economy, the high-yield sector also appears to offer an attractive risk/reward tradeoff. However, short-term volatility -- both up and down -- is likely to continue as the markets respond to the latest economic data, as well as assess the budget debate in Washington.

MONEY MARKET PORTFOLIO

    As of December 31, 1995, the Money Market Portfolio had an average life of 71 days. The Portfolio's net yield for the fiscal year was 5.52 percent and its annualized yield for December was 5.22 percent.

    On December 31, 1995, approximately 72 percent of the Portfolio consisted of high-quality commercial paper, with 18 percent invested in short-term bank notes and certificates of deposit of major, financially strong commercial banks, 9 percent in bankers' acceptances issued by such institutions and the remaining 1 percent in federal agency obligations.

    At the end of the fiscal year, nearly 80 percent of net assets were scheduled to mature in less than four months. Therefore, we believe the Portfolio is well positioned for stability of value with a high degree of liquidity. You can be assured that we continue to operate the Fund in a straight-forward, conservative style without "structured" notes or derivative securities, which can fluctuate excessively with interest rate changes.

    Investment yields available to the Portfolio during the first half of 1996 are expected to be lower than those achieved during the second half of 1995. Nonetheless, the Portfolio continues to serve as a very useful investment for liquidity, preservation of capital and a yield that is reflective of prevailing money-market conditions.

PACIFIC GROWTH PORTFOLIO

    During the fiscal year ended December 31, 1995, the Pacific Growth Portfolio provided a total return of 5.74 percent. During the same period, the Morgan Stanley Capital International World Index posted a total return of 18.70 percent.

    The disparity between these performance figures is attributable to the fact that the World Index includes a wide range of global stock markets, including the United States and a number of European markets, many of which significantly outperformed the Southeast Asian markets. The accompanying chart compares the performance of a $10,000 investment in the Portfolio from inception (February 23, 1994) through the fiscal year ended December 31, 1995, with the performance of a similar hypothetical investment in the issues comprising the Morgan Stanley Capital International World Index.
                                   [PACIFIC]

    For the Pacific Growth Portfolio, the currency hedge out of the yen into the U.S. dollar secured most of the local currency gains. At year end, the Portfolio's largest country representations were Hong Kong (21 percent of net assets), Japan (16 percent) and Malaysia (14 percent). At 13 percent, banking and real estate were the Portfolio's largest industry concentrations.

QUALITY INCOME PLUS PORTFOLIO

    For the fiscal year ended December 31, 1995, the Quality Income Plus Portfolio produced a total return of 24.30 percent. The Portfolio's performance outpaced both the Lehman Brothers Aggregate Bond Index (18.47 percent) and the average variable corporate debt (A-rated) fund (19.31 percent according to Lipper Analytical Services, Inc.). For the fiscal year, the Portfolio ranked #2 of 26 underlying variable annuity corporate debt (A-rated) funds; for the five-year period ended December 31, 1995, the Portfolio ranked #2 of 21 such funds, according to Lipper. The accompanying chart compares the performance of a $10,000 investment in the Portfolio from inception (March 1, 1987) through the fiscal year ended December 31, 1995, with the performance of a similar hypothetical investment in the issues comprising the Lehman Brothers Aggregate Bond Index.

    At the beginning of 1995, the U.S. Treasury yield curve was relatively flat with the 2-year U.S. Treasury note yielding 7.69 percent, both the 5-year note and 10-year bond yielding 7.83 percent and the 30-year bond yielding 7.88 percent. By year end, the two-year yield had plummeted to 5.15 percent, the 10-year to 5.57 percent and the 30-year to 5.95 percent. The accompanying returns were excellent, as highlighted by the 10-year U.S. Treasury bond, which returned nearly 24 percent for the year.

    During 1995, the Portfolio was structured to meet long-term investment objectives by allocating the majority of its assets in instruments with maturities or average lives greater than 8 years. The combination of well-structured non-callable high-quality corporate securities -- which generally represent 55 to 60 percent of the Portfolio -- and a 23 to 33 percent allocation in AAA-rated mortgage-backed pass-through securities brought the Portfolio's average quality level to AA. The weighted average maturity ranged from 13.5 to 17.8 years during the fiscal year. The diversified asset-allocation strategy, which focuses principally on corporate bonds, is reviewed on an ongoing basis. Asset shifts between sectors, such as U.S. Treasury instruments sold to purchase mortgage-backed securities, occur regularly to capitalize on the constantly changing investment environment.
                                   [QUALITY]

STRATEGIST PORTFOLIO

    The Strategist Portfolio (formerly the Managed Assets Portfolio), which continues to operate as an asset-allocation fund, was restructured in 1995 as a result of the adoption of a new management approach and portfolio management team. This shift occurred September 1, 1995 and thus only partially impacted the Portfolio's performance during 1995. For the full fiscal year, the

Portfolio posted a total return of 9.40 percent. For the same period, the S&P 500 and Lehman Brothers Government/Corporate Bond Index produced total returns of 37.57 percent and 19.24 percent, respectively. The accompanying chart compares the performance of a $10,000 investment in the Portfolio from inception (March 4, 1987) through the fiscal year ended December 31, 1995, with the performance of a similar hypothetical investment in the issues comprising the S&P 500 and the Lehman Brothers Government/Corporate Bond Index.

    The Portfolio's asset allocation at year end stood at approximately 75 percent equity, 20 percent bonds and 5 percent cash. The standard neutral allocation is considered 55 percent equity, 35 percent bonds and 10 percent cash, which indicates that we are currently overweighing stocks and under weighting both bonds and cash. The portfolio manager continues to view equities as the asset class of choice, based on reasonable historical valuation levels, strong profit margins throughout corporate America, a slow but steady economic recovery and the relatively low yields available in the fixed-income markets. This allocation is expected to be maintained well into 1996, since history has shown that presidential election years (which have a low probability of recession) tend to provide above-average returns for stocks.

    The equity portion of the Portfolio is well diversified among both industry sectors and market capitalizations. For example, we currently favor technology stocks and hold large "blue-chip" issues such as IBM and Hewlett Packard Co., as well as smaller-capitalization companies like Broderbund Software, Inc. and Bay Networks, Inc. Other overweighted sectors include financials, consumer staples and basic materials, while market weights are maintained in such sectors as energy, consumer cyclicals and industrials. Only one sector, utilities, was underweighted as of December 31, 1995.

    The Portfolio's fixed-income investments consist of U.S. government and corporate bonds with a broad range of maturities and yields. The fixed-income portfolio is divided evenly between U.S. government and corporate securities. The average maturity and duration as of December 31, 1995 was approximately 12 and 7 years, respectively.
                                  [STRATEGIST]

UTILITIES PORTFOLIO

    The lower interest rate environment that prevailed over the first six months of 1995 continued into and throughout the second-half of the year. Combined with the generally improved fundamental outlook of the various utility sectors, the portfolio maintained its strong performance and realized a total return of 28.65 percent for the fiscal year ended December 31, 1995. The S&P 500 posted a total return of 37.57 percent for the same period. The accompanying chart illustrates the growth of a $10,000 investment in the Fund from inception (March 1, 1990) through the fiscal year ended December 31, 1995 versus a similar investment in the issues that comprise the Standard and Poor's 500 Index.

    While comparatively weak economic statistics and a favorable inflation outlook dominated the news over the last quarter of the year, a positive stream of industry-specific events gave further support to a strong environment for utility investments. As the year drew to a close, select state regulatory directives regarding the transition from monopoly to competition within the electric utility sector were an encouraging sign that the industry would be afforded a reasonable opportunity to maintain financial integrity and enhance earnings and growth prospects.

    The telecommunications sector progressed to a point where -- short of final legislation -- the shift to competition is expected to be successful for both local and long-distance companies. A final telecom bill, which is expected in early 1996, should be a positive event for all segments of the worldwide telecommunications industry, including both service and manufacturing companies.

    Not unlike the strong market performance of the electric and telecommunications industries, the natural-gas sector provided very favorable price appreciation, particularly during the latter stages of the year as cold weather appeared and the supply and demand balance favored higher commodity prices. Beyond the short-term pricing abnormalities of natural gas, the portfolio manager's long-term view remains very favorable.

    The portfolio maintained its near fully invested position with a year-end asset allocation of 86 percent equity, 10 percent fixed income and 4 percent cash. Within the equity component, 49 percent is committed to electric utilities, 37 percent to telecommunications and 14 percent to natural gas. Foreign securities, in the form of American Depositary Receipts (ADRs), which are shares of foreign-based companies held in the United States, account for 5 percent of net assets, with the emphasis on telecommunications. Going forward, the Portfolio expects to maintain its focus on a well-diversified allocation of utility and utility-related investments, with a focus on above-average quality.
                                  [UTILITIES]

LOOKING AHEAD

    Of course, the stock market cannot be expected to rise unabated forever. Following further advancement in 1996 leading up to the presidential election, it is reasonable to expect some turbulence. The post-election surprise could be a resurgence of inflationary pressure that would inspire another round of Federal Reserve Board tightenings in 1997. The prospect of short-term pain, however, is probably a year or so off. And as we learned from 1994, such a correction -- if it were to occur -- could actually be a buying opportunity for stocks.

    We expect the economy to experience a protracted economic slowdown extending into the latter part of 1996. Falling interest rates, expanding price/earnings ratios and modest earnings growth on the order of 5 percent should continue to drive the broader markets higher. However, we expect the market to narrow, as fewer and fewer companies will be able to sustain their recent growth rates. For those companies that can sustain earnings growth rates of 10 percent or more, price/earnings ratios should continue to expand. At some point later in the year we expect the market to begin to look out over the earnings valley as further Federal Reserve Board rate cuts enable investors to extend their investment horizons.

    Morgan Grenfell believes that prospects for the European equity markets are positive, although the earnings outlook for early 1996 is somewhat clouded by the current growth pause in the economies. Most European governments are set to lower interest rates substantially in an effort to re-stimulate the economies.

    Asian-Pacific prospects are also positive, according to Morgan Grenfell, which expects regional gross domestic product growth to remain near 7 percent, on average, fueled by strong domestic consumption, infrastructure spending and trade, especially on an intraregional basis. Against this backdrop, Morgan Grenfell expects corporate earnings growth to average between 16 and 17 percent. While higher interest rates resulted in downward revisions to earnings in 1995, Morgan Grenfell believes that trend may stabilize in 1996, with upward revisions possible later in the year, given a more benign interest-rate environment.

    We appreciate your support of Dean Witter Variable Investment Series and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

        [SIGNATURE]
Charles A. Fiumefreddo

CHAIRMAN OF THE BOARD

                                    *  *  *

The net asset values (the "NAVs") presented in the financial statements of Dean Witter Variable Investment Series (the "Fund") reflect the net asset values of each of the respective Portfolios. The Fund is the underlying investment for various variable annuity contracts and as such, the NAVs of each Portfolio are not indicative of the unit values of the insurance company separate accounts.

DEAN WITTER VARIABLE INVESTMENT SERIES--MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                       ANNUALIZED
 PRINCIPAL                                                               YIELD
AMOUNT (IN                                                             ON DATE OF       MATURITY
THOUSANDS)                                                              PURCHASE          DATE               VALUE
-----------                                                            ----------  -------------------  ---------------
             COMMERCIAL PAPER (71.7%)
             AUTOMOTIVE - FINANCE (8.2%)
 $ $11,075   Ford Motor Credit Co....................................  5.53-5.78%   01/22/96-05/09/96   $    10,953,289
     9,500   General Motors Acceptance Corp..........................  5.50-5.84    01/30/96-05/17/96         9,354,106
                                                                                                        ---------------
                                                                                                             20,307,395
                                                                                                        ---------------
             BANK HOLDING COMPANIES (11.0%)
     1,570   Barnett Banks Inc.......................................     5.87          01/09/96              1,567,449
    11,580   Chemical Banking Corp...................................  5.53-5.77    03/07/96-04/25/96        11,415,253
     9,070   NationsBank Corp........................................  5.78-5.79    01/18/96-02/07/96         9,027,140
     5,500   Norwest Corp............................................     5.80          02/22/96              5,453,222
                                                                                                        ---------------
                                                                                                             27,463,064
                                                                                                        ---------------
             BANKS - COMMERCIAL (15.2%)
    10,000   Abbey National North America Corp.......................  5.43-5.69    01/08/96-06/03/96         9,929,015
    10,500   Canadian Imperial Holdings Inc..........................     5.80      01/05/96-02/23/96        10,443,834
     3,000   National Australia Funding (DE) Inc.....................     5.53          06/14/96              2,925,128
     7,125   Rabobank USA Financial Corp.............................     5.82      01/17/96-01/19/96         7,103,397
     3,000   Toronto-Dominion Holdings USA Inc.......................     5.49          04/03/96              2,957,171
     4,635   UBS Finance (DE) Inc....................................     5.90          01/02/96              4,632,721
                                                                                                        ---------------
                                                                                                             37,991,266
                                                                                                        ---------------
             BROKERAGE (8.4%)
     9,495   Goldman Sachs Group L.P.................................  5.71-6.06    01/11/96-03/08/96         9,429,248
    11,600   Morgan Stanley Group Inc................................  5.80-5.82    01/11/96-01/25/96        11,567,423
                                                                                                        ---------------
                                                                                                             20,996,671
                                                                                                        ---------------
             FINANCE - COMMERCIAL (4.1%)
    10,485   CIT Group Holdings, Inc.................................  5.52-5.70    02/15/96-05/10/96        10,345,698
                                                                                                        ---------------
             FINANCE - CONSUMER (7.2%)
    11,680   American Express Credit Corp............................  5.44-5.76    01/23/96-07/01/96        11,521,918
     4,235   Beneficial Corp.........................................     5.84      01/29/96-01/31/96         4,213,904
     2,165   Household Finance Corp..................................     5.78          01/24/96              2,156,430
                                                                                                        ---------------
                                                                                                             17,892,252
                                                                                                        ---------------
             FINANCE - DIVERSIFIED (3.8%)
     9,600   General Electric Capital Corp...........................  5.52-5.79    02/01/96-06/12/96         9,461,317
                                                                                                        ---------------
             FINANCE - EQUIPMENT (2.2%)
     5,500   Deere (John) Capital Corp...............................  5.67-5.81    01/10/96-03/14/96         5,460,772
                                                                                                        ---------------
             OFFICE EQUIPMENT (4.1%)
    10,450   IBM Credit Corp.........................................  5.65-5.79    01/03/96-04/12/96        10,336,104
                                                                                                        ---------------
             RETAIL (4.5%)
    11,295   Sears Roebuck Acceptance Corp...........................  5.73-5.81    02/13/96-03/06/96        11,200,509
                                                                                                        ---------------
             TELEPHONES (1.8%)
     4,630   AT&T Corp...............................................     5.74          02/02/96              4,605,512
                                                                                                        ---------------
             UTILITIES - FINANCE (1.2%)
     3,030   National Rural Utilities Cooperative Finance Corp.......     5.72          02/05/96              3,012,405
                                                                                                        ---------------
             TOTAL COMMERCIAL PAPER (AMORTIZED COST $179,072,965).....................................      179,072,965
                                                                                                        ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

                                                                       ANNUALIZED
 PRINCIPAL                                                               YIELD
AMOUNT (IN                                                             ON DATE OF       MATURITY
THOUSANDS)                                                              PURCHASE          DATE               VALUE
-----------                                                            ----------  -------------------  ---------------
             SHORT-TERM BANK NOTES (12.8%)
 $   4,000   Bank of New York........................................     5.59  %       06/05/96        $     4,000,000
     8,000   F.C.C. National Bank....................................     5.74          03/11/96              8,000,000
     4,795   First National Bank of Boston...........................     5.65          04/29/96              4,795,000
     2,925   Fleet National Bank.....................................     5.75          02/23/96              2,925,000
     3,000   La Salle National Bank..................................     5.77          02/14/96              3,000,000
     5,000   Mellon Bank, N.A........................................     5.80          04/04/96              5,000,000
     4,160   PNC Bank, N.A...........................................     5.75          02/27/96              4,160,000
                                                                                                        ---------------
             TOTAL SHORT-TERM BANK NOTES (AMORTIZED COST $31,880,000).................................       31,880,000
                                                                                                        ---------------
             BANKERS' ACCEPTANCES (8.8%)
     6,000   First Bank National Assoc...............................     5.76          02/06/96              5,964,217
     7,000   First Union National Bank of Florida....................  5.60-5.66    04/03/96-05/17/96         6,872,048
     6,462   Mellon Bank, N.A........................................  5.52-5.80    03/19/96-05/28/96         6,345,837
     3,000   Seattle First National Bank.............................     5.63          05/15/96              2,937,437
                                                                                                        ---------------
             TOTAL BANKERS' ACCEPTANCES (AMORTIZED COST $22,119,539)..................................       22,119,539
                                                                                                        ---------------
             CERTIFICATES OF DEPOSIT (5.7%)
     7,000   NatWest Bank............................................     5.83          02/26/96              7,000,000
     7,300   Union Bank..............................................  5.65-5.83    02/09/96-02/28/96         7,300,000
                                                                                                        ---------------
             TOTAL CERTIFICATES OF DEPOSIT (AMORTIZED COST $14,300,000)...............................       14,300,000
                                                                                                        ---------------
             U.S. GOVERNMENT AGENCY (1.4%)
     3,675   Federal Farm Credit Bank (Amortized Cost $3,498,233)....     5.49          11/27/96              3,498,233
                                                                                                        ---------------

TOTAL INVESTMENTS (AMORTIZED COST $250,870,737) (A)....................      100.4%    250,870,737

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS.........................       (0.4)     (1,084,151)
                                                                         ----------  -------------
NET ASSETS.............................................................      100.0%  $ 249,786,586
                                                                         ----------  -------------
                                                                         ----------  -------------

----------------
(A)  COST IS THE SAME FOR FEDERAL INCOME TAX PURPOSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES--QUALITY INCOME PLUS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                               COUPON         MATURITY
THOUSANDS)                                                                RATE            DATE               VALUE
-----------                                                            ----------  -------------------  ---------------
             CORPORATE BONDS (63.9%)
             AUTOMOTIVE (1.0%)
 $   3,000   Ford Motor Co...........................................      9.50 %       09/15/11        $     3,824,040
     1,000   Ford Motor Co...........................................      8.875        01/15/22              1,244,090
                                                                                                        ---------------
                                                                                                              5,068,130
                                                                                                        ---------------
             BANK HOLDING COMPANIES (8.8%)
     1,000   Banc One Corp...........................................      8.74         09/15/03              1,157,210
     4,000   Banc One Corp...........................................      7.75         07/15/25              4,452,400
     1,000   BankAmerica Corp........................................      9.625        02/13/01              1,157,960
     2,000   Boatmen's Bancshares, Inc...............................      9.25         11/01/01              2,309,280
     2,000   Boatmen's Bancshares, Inc...............................      6.75         03/15/03              2,065,180
     1,000   CoreStates Financial Corp...............................      9.625        02/15/01              1,159,050
     5,000   First Bank N.A..........................................      8.35         11/01/04              5,705,500
     5,000   First Union Corp........................................      6.55         10/15/35              5,125,450
     4,000   Fleet Mortgage Group, Inc...............................      6.50         09/15/99              4,086,000
     3,500   Household Bank..........................................      8.45         12/10/02              3,944,885
     2,000   Huntington National Bank................................      7.625        01/15/03              2,157,640
     3,000   Marshall & Ilsley Corp..................................      6.375        07/15/03              3,042,090
     3,145   PNC Funding Corp........................................      9.875        03/01/01              3,664,743
     1,000   Republic NY Corp........................................      7.875        12/12/01              1,095,960
     5,000   State Street Boston Corp................................      5.95         09/15/03              4,940,800
                                                                                                        ---------------
                                                                                                             46,064,148
                                                                                                        ---------------
             BANKS (3.4%)
     5,000   Bankers Trust New York Corp.............................      7.50         11/15/15              5,193,200
     2,000   Norwest Corporation (Series G)..........................      6.20         12/01/05              1,999,660
     3,000   Old Kent Financial Corp.................................      6.625        11/15/05              3,056,790
     2,000   Wachovia Corp...........................................      6.375        04/15/03              2,034,960
     5,000   Wachovia Corp...........................................      6.80         06/01/05              5,221,100
                                                                                                        ---------------
                                                                                                             17,505,710
                                                                                                        ---------------
             BROKERAGE (2.9%)
     1,000   Bear Stearns Companies, Inc.............................      9.125        04/15/98              1,070,360
     2,000   Donaldson, Lufkin & Jenrette, Inc.......................      6.875        11/01/05              2,053,240
     5,000   Lehman Brothers Holdings Inc............................      8.50         08/01/15              5,562,400
     5,000   Merrill Lynch & Co., Inc................................      6.64         09/19/02              5,150,300
     1,000   Morgan Stanley Group, Inc...............................      9.25         03/01/98              1,069,530
                                                                                                        ---------------
                                                                                                             14,905,830
                                                                                                        ---------------
             FINANCIAL SERVICES (7.9%)
     5,000   Aristar, Inc............................................      6.30         07/15/00              5,078,250
     1,000   Associates Corp. North America..........................      6.75         10/15/99              1,033,830
     3,000   Equifax, Inc............................................      6.50         06/15/03              3,069,600
     3,000   Ford Motor Credit Co....................................      8.20         02/15/02              3,329,670
     3,500   Household Finance Corp..................................      7.75         06/01/99              3,711,575
     2,000   Household Finance Corp..................................      8.95         09/15/99              2,207,240
     4,000   ITT Hartford Group Inc..................................      6.375        11/01/02              4,042,160
     2,000   Liberty Mutual - 144A*..................................      8.20         05/04/07              2,223,120
     5,000   MBIA Inc................................................      7.00         12/15/25              5,145,350
     4,000   Nationwide Mutual Insurance - 144A*.....................      6.50         02/15/04              3,986,680
     4,000   Norwest Financial Inc...................................      7.875        02/15/02              4,395,320
     3,000   Travelers Group, Inc....................................      7.75         06/15/99              3,173,430
                                                                                                        ---------------
                                                                                                             41,396,225
                                                                                                        ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--QUALITY INCOME PLUS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                               COUPON         MATURITY
THOUSANDS)                                                                RATE            DATE               VALUE
-----------                                                            ----------  -------------------  ---------------
             FOOD SERVICES (0.2%)
 $   1,000   McDonald's Corp.........................................      8.875%       04/01/11        $     1,238,280
                                                                                                        ---------------
             FOODS (1.3%)
    10,000   Archer-Daniels-Midland Co...............................      0.00         05/01/02              6,939,100
                                                                                                        ---------------
             HEALTHCARE - DIVERSIFIED (0.7%)
     2,000   Kaiser Foundation Health Plan, Inc......................      9.00         11/01/01              2,304,100
     1,000   Kaiser Foundation Health Plan, Inc......................      9.55         07/15/05              1,253,740
                                                                                                        ---------------
                                                                                                              3,557,840
                                                                                                        ---------------
             INDUSTRIALS (13.9%)
     5,000   Alco Standard Corp......................................      6.75         12/01/25              4,985,800
     4,000   Becton, Dickinson & Co..................................      8.70         01/15/25              4,725,120
     5,000   Boeing Co...............................................      7.95         08/15/24              5,897,650
     2,000   Burlington Resources, Inc...............................      7.15         05/01/99              2,087,000
     1,000   Burlington Resources, Inc...............................      8.50         10/01/01              1,124,820
     1,000   Caterpillar, Inc........................................      9.375        07/15/01              1,162,930
     3,000   Caterpillar, Inc........................................      9.375        08/15/11              3,819,810
     5,000   Columbia/HCA Healthcare Corp............................      9.00         12/15/14              6,191,300
     3,000   Columbia/HCA Healthcare Corp............................      7.19         11/15/15              3,125,460
     1,000   Corning, Inc............................................      8.875        08/15/21              1,235,450
     1,000   Knight Ridder, Inc......................................      8.50         09/01/01              1,119,980
     5,000   Lockheed Martin Corp....................................      7.875        03/15/23              5,461,850
     1,000   Maytag Corp.............................................      9.75         05/15/02              1,184,990
     5,000   Motorola, Inc...........................................      7.50         05/15/25              5,671,250
     5,000   Phillip Morris Companies, Inc...........................      7.50         01/15/02              5,325,850
     5,000   Raytheon Co.............................................      7.375        07/15/25              5,362,600
     3,250   Rockwell International Corp.............................      7.625        02/17/98              3,384,940
     5,000   Seagram Co. Ltd.........................................      6.875        09/01/23              4,982,800
     5,000   Walt Disney Co..........................................      7.55         07/15/93              5,444,950
                                                                                                        ---------------
                                                                                                             72,294,550
                                                                                                        ---------------
             OIL INTEGRATED - DOMESTIC (0.4%)
       635   Mobil Oil Corp..........................................      9.17         02/29/00                683,726
     1,000   Texaco Capital, Inc.....................................      9.75         03/15/20              1,369,930
                                                                                                        ---------------
                                                                                                              2,053,656
                                                                                                        ---------------
             PHARMACEUTICALS (3.2%)
     5,000   Eli Lilly & Co..........................................      7.125        06/01/25              5,371,150
     5,000   Johnson & Johnson.......................................      8.72         11/01/24              6,057,200
       797   Marion Merrell Corp.....................................      9.11         08/01/05                912,682
     1,000   McKesson Corp...........................................      8.625        02/01/98              1,057,130
     3,000   Zeneca Wilmington, Inc..................................      7.00         11/15/23              3,092,520
                                                                                                        ---------------
                                                                                                             16,490,682
                                                                                                        ---------------
             REAL ESTATE INVESTMENT TRUST (1.0%)
     5,000   Kimco Realty Corp.......................................      6.50         10/01/03              5,025,050
                                                                                                        ---------------
             RETAIL (4.1%)
     5,000   Dayton-Hudson Corp......................................      9.00         10/01/21              5,912,200
     5,000   May Department Stores...................................      7.625        08/15/13              5,407,400
     5,000   May Department Stores...................................      7.50         06/01/15              5,338,900
     1,000   Penney (J.C.) Co., Inc..................................      9.75         06/15/21              1,183,630
     3,000   Wal-Mart Stores, Inc....................................      7.49         06/21/07              3,308,070
                                                                                                        ---------------
                                                                                                             21,150,200
                                                                                                        ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--QUALITY INCOME PLUS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                               COUPON         MATURITY
THOUSANDS)                                                                RATE            DATE               VALUE
-----------                                                            ----------  -------------------  ---------------
             TELECOMMUNICATIONS (4.3%)
 $   5,000   AT&T Corp...............................................      8.35 %       01/15/25        $     5,714,850
     3,000   BellSouth Telecommunications, Inc.......................      7.00         10/01/25              3,182,760
     5,000   BellSouth Telecommunications, Inc.......................      7.00         12/01/95              5,276,600
     5,000   Southwestern Bell Telephone Co..........................      7.20         10/15/26              5,201,500
     3,000   U.S. West Communications, Inc...........................      6.875        09/15/33              2,945,310
                                                                                                        ---------------
                                                                                                             22,321,020
                                                                                                        ---------------
             TRANSPORTATION (2.3%)
     5,000   Burlington Northern Santa Fe Corp.......................      7.97         01/01/15              5,639,000
     1,000   Consolidated Rail Corp..................................      9.75         06/15/20              1,351,850
     5,000   Ryder System Inc........................................      6.95         12/01/25              5,030,050
                                                                                                        ---------------
                                                                                                             12,020,900
                                                                                                        ---------------
             UTILITIES - ELECTRIC (6.2%)
     1,000   Chugach Electric Company................................      9.14         03/15/22              1,180,530
     3,750   Consolidated Edison Co. of New York, Inc................      8.05         12/15/27              3,978,600
     5,000   Florida Power & Light Co................................      7.05         12/01/26              5,074,300
     1,260   Georgia Power Co........................................      8.625        06/01/22              1,355,206
     5,000   National Rural Utilities Cooperative Finance Corp.......      6.50         09/15/02              5,164,850
     5,000   Northern States Power Co................................      7.25         03/01/23              5,211,500
     5,000   Pennsylvania Power & Light Co...........................      7.70         10/01/09              5,650,250
     5,000   Southern California Edison Co...........................      7.125        07/15/25              4,965,100
                                                                                                        ---------------
                                                                                                             32,580,336
                                                                                                        ---------------
             WASTE DISPOSAL (2.3%)
     5,000   Browning Ferris Industries, Inc.........................      9.25         05/01/21              6,482,600
     5,000   Browning Ferris Industries, Inc.........................      7.40         09/15/35              5,371,550
                                                                                                        ---------------
                                                                                                             11,854,150
                                                                                                        ---------------
             TOTAL CORPORATE BONDS (IDENTIFIED COST $307,200,000).....................................      332,465,807
                                                                                                        ---------------
             U.S. GOVERNMENT & AGENCIES OBLIGATIONS (30.2%)
     1,000   Federal Home Loan Mortgage Corp.........................      8.60         01/26/00              1,031,250
        41   Federal Home Loan Mortgage Corp.........................     11.50     06/01/11-05/01/19            45,883
     7,602   Federal Home Loan Mortgage Corp. PC Gold................      6.50     08/01/23-07/01/25         7,519,131
    11,811   Federal Home Loan Mortgage Corp. PC Gold................      8.00     04/01/24-12/01/24        12,239,310
     4,136   Federal Home Loan Mortgage Corp. PC Gold................      8.50     01/01/22-12/01/24         4,316,931
     2,000   Federal National Mortgage Association (Principal
               Strip)................................................      0.00         08/21/01              1,938,438
    10,000   Federal National Mortgage Association (Principal
               Strip)................................................      0.00         10/09/19              2,175,000
    12,941   Federal National Mortgage Association...................      7.00         08/01/25             13,042,431
     9,662   Federal National Mortgage Association...................      7.50         08/01/25              9,897,516
    18,555   Federal National Mortgage Association...................      8.00     05/01/16-09/01/25        19,215,911
     2,098   Federal National Mortgage Association...................      9.00     06/01/21-02/01/25         2,209,799
     4,881   Government National Mortgage Association................      6.50     11/15/23-05/15/24         4,843,300
    28,499   Government National Mortgage Association................      7.00     07/15/22-11/15/25        28,828,686
    10,999   Government National Mortgage Association................      7.50     10/15/21-09/15/24        11,308,805
     4,579   Government National Mortgage Association................      8.00     01/15/22-06/15/25         4,767,396
       665   Government National Mortgage Association................      8.50     01/15/17-11/15/21           698,226
     4,450   Government National Mortgage Association................      9.00     07/15/24-12/15/24         4,713,254
       219   Government National Mortgage Association................      9.50     07/15/17-04/15/20           234,715
       246   Government National Mortgage Association................     10.00     05/15/16-04/15/19           270,112

DEAN WITTER VARIABLE INVESTMENT SERIES--QUALITY INCOME PLUS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                               COUPON         MATURITY
THOUSANDS)                                                                RATE            DATE               VALUE
-----------                                                            ----------  -------------------  ---------------
 $   1,600   Private Export Funding Services.........................      5.48 %       09/15/03        $     1,597,936
    11,000   Tennessee Valley Authority (Principal Strip)............      0.00         04/15/42              3,576,320
     5,000   Tennessee Valley Authority..............................      7.85         06/15/44              5,348,445
     7,000   U.S. Treasury Bond......................................      6.875        08/15/25              7,895,781
     5,000   U.S. Treasury Note......................................      5.875        02/15/04              5,110,156
     4,000   U.S. Treasury Note......................................      6.75         05/31/99              4,176,875
                                                                                                        ---------------
             TOTAL U.S. GOVERNMENT & AGENCIES OBLIGATIONS
               (IDENTIFIED COST $150,290,227).........................................................      157,001,607
                                                                                                        ---------------
             FOREIGN GOVERNMENT & AGENCIES OBLIGATIONS (3.2%)
     5,000   Hydro-Quebec (Canada)...................................      9.50         11/15/30              6,491,000
     5,000   Italy (Republic of).....................................      6.875        09/27/23              4,880,250
     5,000   Province of New Brunswick (Canada)......................      7.625        06/29/04              5,519,300
                                                                                                        ---------------
             TOTAL FOREIGN GOVERNMENT & AGENCIES OBLIGATIONS
               (IDENTIFIED COST $14,294,890)..........................................................       16,890,550
                                                                                                        ---------------
             SHORT-TERM INVESTMENTS (1.4%)
             U.S. GOVERNMENT & AGENCY OBLIGATIONS (A) (1.3%)
     2,300   Federal Home Loan Banks.................................      5.75         01/02/96              2,299,632
     5,000   U.S. Treasury Bill......................................      5.23         05/30/96              4,898,550
                                                                                                        ---------------
                                                                                                              7,198,182
                                                                                                        ---------------
             REPURCHASE AGREEMENT (0.1%)
       229   The Bank of New York (dated 12/29/95; proceeds $228,732;
             collateralized by $228,077 U.S. Treasury Note 5.75% due
             09/30/97 valued at $233,229) (Identified Cost
             $228,656)...............................................      3.00         01/02/96                228,656
                                                                                                        ---------------
             TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST $7,419,330)................................        7,426,838
                                                                                                        ---------------
TOTAL INVESTMENTS (IDENTIFIED COST $479,204,447) (B)...................       98.7%    513,784,802
OTHER ASSETS IN EXCESS OF LIABILITIES..................................        1.3       6,793,753
                                                                         ----------  -------------
NET ASSETS.............................................................      100.0%  $ 520,578,555
                                                                         ----------  -------------
                                                                         ----------  -------------

----------------
 *   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
(A) SECURITIES WERE PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATES SHOWN HAVE BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES IDENTIFIED COST.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES--HIGH YIELD
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                                          COUPON    MATURITY
THOUSANDS)                                                                           RATE       DATE          VALUE
-----------                                                                        ---------  ---------  ---------------
             CORPORATE BONDS (87.8%)
             AEROSPACE (1.8%)
 $   3,000   Sabreliner Corp. (Series B).........................................    12.50  %  04/15/03  $     2,842,500
                                                                                                         ---------------
             AIRLINES (4.3%)
     7,057   GPA Delaware, Inc...................................................     8.75     12/15/98        6,616,456
                                                                                                         ---------------
             AUTOMOTIVE (2.2%)
     4,750   Envirotest Systems, Inc.............................................     9.625    04/01/03        3,467,500
                                                                                                         ---------------
             CABLE & TELECOMMUNICATIONS (8.2%)
     2,404   Adelphia Communications Corp. (Series B)............................     9.50+    02/15/04        1,983,609
     5,000   AT&T Capital Corp...................................................    15.00     05/05/97        5,595,750
     9,485   In-Flight Phone Corp. (Series B)....................................    14.00++   05/15/02        3,485,738
     1,500   Paxson Communications - 144A*.......................................    11.625    10/01/02        1,537,500
                                                                                                         ---------------
                                                                                                              12,602,597
                                                                                                         ---------------
             COMPUTER EQUIPMENT (7.3%)
     5,000   IBM Credit Corp.....................................................    15.00     06/13/96        5,201,800
     6,250   Unisys Corp.........................................................    13.50     07/01/97        6,000,000
                                                                                                         ---------------
                                                                                                              11,201,800
                                                                                                         ---------------
             CONSUMER PRODUCTS (1.3%)
     2,000   J.B. Williams Holdings, Inc.........................................    12.00     03/01/04        2,015,000
                                                                                                         ---------------
             CONTAINERS (2.3%)
     6,400   Ivex Holdings Corp. (Series B)......................................    13.25++   03/15/05        3,616,000
                                                                                                         ---------------
             ELECTRICAL & ALARM SYSTEMS (2.3%)
     4,500   Mosler, Inc.........................................................    11.00     04/15/03        3,543,750
                                                                                                         ---------------
             ENTERTAINMENT/GAMING & LODGING (8.9%)
     2,000   Fitzgeralds Gaming Corp. (Units)+++.................................    13.00     12/31/02        1,870,000
     3,000   Motels of America, Inc. (Series B)..................................    12.00     04/15/04        2,973,750
     3,000   Six Flags Theme Parks Corp. - 144A*.................................    12.25++   06/15/05        2,347,500
    28,065   Spectravision, Inc. (c).............................................    11.65     12/01/02        2,691,955
     4,000   Trump Taj Mahal (Series A)..........................................    11.35+    11/15/99        3,850,000
                                                                                                         ---------------
                                                                                                              13,733,205
                                                                                                         ---------------
             FOODS & BEVERAGES (13.8%)
     7,500   Envirodyne Industries, Inc..........................................    10.25     12/01/01        5,700,000
     5,000   PepsiCo Inc.........................................................    15.00     06/14/96        5,206,400
     1,500   SC International Services, Inc......................................    13.00     10/01/05        1,582,500
     4,000   Seven Up/RC Bottling Co. Southern California, Inc. (d)..............    11.50     08/01/99        2,405,000
    13,000   Specialty Foods Acquisition Corp. (Series B)........................    13.00++   08/15/05        6,370,000
                                                                                                         ---------------
                                                                                                              21,263,900
                                                                                                         ---------------
             MANUFACTURING (5.6%)
     1,500   Alpine Group, Inc. - 144A*..........................................    12.25     07/15/03        1,470,000
     2,000   Berry Plastics Corp.................................................    12.25     04/15/04        2,140,000
     1,500   Cabot Safety Corp...................................................    12.50     07/15/05        1,597,500
     1,000   International Wire Group............................................    11.75     06/01/05          962,500
     2,500   Uniroyal Technology Corp............................................    11.75     06/01/03        2,400,000
                                                                                                         ---------------
                                                                                                               8,570,000
                                                                                                         ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--HIGH YIELD
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                                          COUPON    MATURITY
THOUSANDS)                                                                           RATE       DATE          VALUE
-----------                                                                        ---------  ---------  ---------------
             MANUFACTURING - DIVERSIFIED (7.9%)
 $   3,000   Foamex L.P..........................................................    11.875 %  10/01/04  $     2,940,000
     3,000   Interlake Corp......................................................    12.125    03/01/02        2,865,000
     3,000   J.B. Poindexter & Co., Inc..........................................    12.50     05/15/04        2,550,000
     6,500   Jordan Industries, Inc..............................................    11.75++   08/01/05        3,900,000
                                                                                                         ---------------
                                                                                                              12,255,000
                                                                                                         ---------------
             OIL & GAS (2.9%)
     2,000   Deeptech International, Inc.........................................    12.00     12/15/00        1,820,000
     3,000   Empire Gas Corp.....................................................     7.00     07/15/04        2,655,000
                                                                                                         ---------------
                                                                                                               4,475,000
                                                                                                         ---------------
             PUBLISHING (4.7%)
     5,000   Affiliated Newspapers Investments, Inc..............................    13.25++   07/01/06        3,137,500
     2,000   Garden State Newspapers, Inc........................................    12.00     07/01/04        2,030,000
     1,225   United States Banknote Corp.........................................    10.375    06/01/02          906,500
     2,000   United States Banknote Corp.........................................    11.625    08/01/02        1,200,000
                                                                                                         ---------------
                                                                                                               7,274,000
                                                                                                         ---------------
             RESTAURANTS (7.5%)
     7,750   American Restaurant Group Holdings, Inc.............................    14.00++   12/15/05        3,603,750
     2,000   Carrols Corp........................................................    11.50     08/15/03        2,025,000
     8,350   Flagstar Corp.......................................................    11.25     11/01/04        5,928,500
                                                                                                         ---------------
                                                                                                              11,557,250
                                                                                                         ---------------
             RETAIL (3.3%)
     1,663   Cort Furniture Rental Corp..........................................    12.00     09/01/00        1,779,410
     2,000   County Seat Stores Co...............................................    12.00     10/01/02        1,640,000
     1,900   Thrifty Payless, Inc. - 144A*.......................................    11.625+   04/15/06        1,710,000
                                                                                                         ---------------
                                                                                                               5,129,410
                                                                                                         ---------------
             TEXTILES - APPAREL MANUFACTURERS (3.5%)
     5,034   JPS Textile Group, Inc..............................................    10.85     06/01/99        4,278,900
     1,500   U.S. Leather, Inc...................................................    10.25     07/31/03        1,110,000
                                                                                                         ---------------
                                                                                                               5,388,900
                                                                                                         ---------------
             TOTAL CORPORATE BONDS (IDENTIFIED COST $146,969,799)......................................      135,552,268
                                                                                                         ---------------

 NUMBER OF
  SHARES
-----------
             COMMON STOCKS (A) (1.9%)
             AUTOMOTIVE (0.0%)
        87   Northern Holdings Industrial Corp. (Restricted) (b).....................................        --
                                                                                                       ---------------
             COMPUTER EQUIPMENT (0.0%)
    39,813   Memorex Telex NV (ADR) (Netherlands) (b)................................................           29,860
                                                                                                       ---------------
             ENTERTAINMENT/GAMING & LODGING (0.3%)
     2,000   Motels of America, Inc. - 144A*.........................................................          170,000
     4,000   Trump Taj Mahal (Class A)...............................................................          107,000
    71,890   Vagabond Inns, Inc. (Class D) (c).......................................................          125,807
                                                                                                       ---------------
                                                                                                               402,807
                                                                                                       ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--HIGH YIELD
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                                                    VALUE
-----------                                                                                            ---------------
             FOODS & BEVERAGES (0.2%)
   120,000   Specialty Foods Acquisition Corp. (Restricted) - 144A*..................................  $       330,000
                                                                                                       ---------------
             MANUFACTURING - DIVERSIFIED (1.0%)
    84,072   Thermadyne Holdings Corp. (b)...........................................................        1,523,805
                                                                                                       ---------------
             PUBLISHING (0.1%)
     5,000   Affiliated Newspapers Investments, Inc. (Class B).......................................          150,000
                                                                                                       ---------------
             RESTAURANTS (0.1%)
     7,750   American Restaurant Group Holdings, Inc. - 144A*........................................          116,250
                                                                                                       ---------------
             RETAIL (0.2%)
    57,000   Thrifty Payless Holdings, Inc. (Class C)................................................          277,875
                                                                                                       ---------------
             TOTAL COMMON STOCKS (IDENTIFIED COST $10,021,905).......................................        2,830,597
                                                                                                       ---------------
             PREFERRED STOCK (1.3%)
             ENTERTAINMENT/GAMING & LODGING
    80,000   Fitzgeralds Gaming Corp. (Units)+++ $3.75 (Identified Cost $2,000,000)..................        2,000,000
                                                                                                       ---------------

NUMBER OF                                                        EXPIRATION
 WARRANTS                                                          DATE
----------                                                       --------
            WARRANTS (A) (0.6%)
            AEROSPACE (0.0%)
    1,500   Sabreliner Corp. (Restricted) - 144A*.............   04/15/03         15,000
                                                                            ------------
            CABLE & TELECOMMUNICATIONS (0.1%)
    9,485   In-Flight Phone Corp. - 144A*.....................   08/31/02         94,850
                                                                            ------------
            CONTAINERS (0.1%)
    2,000   Crown Packaging Holdings, Ltd. (Canada) - 144A*...   11/01/03        110,000
                                                                            ------------
            ENTERTAINMENT/GAMING & LODGING (0.1%)
    1,000   Boomtown, Inc. - 144A*............................   11/01/98        --
    3,263   Casino America, Inc...............................   11/15/96        --
    8,750   Fitzgeralds Gaming Corp. - 144A*..................   03/15/99         87,500
                                                                            ------------
                                                                                  87,500
                                                                            ------------
            MANUFACTURING (0.0%)
    3,000   BPC Holdings Corp.................................   04/15/04         37,500
   15,000   Uniroyal Technology Corp..........................   06/01/03         37,500
                                                                            ------------
                                                                                  75,000
                                                                            ------------
            OIL & GAS (0.0%)
    4,140   Empire Gas Corp...................................   07/15/04         41,400
                                                                            ------------
            RETAIL (0.3%)
    2,000   County Seat Holdings Co...........................   10/15/98         45,000
  132,000   New Cort Holdings Corp............................   09/01/98        495,000
                                                                            ------------
                                                                                 540,000
                                                                            ------------
            RETAIL - FOOD CHAINS (0.0%)
   15,854   Grand Union Co. (Series 1) (b)....................   06/16/00        --
   31,709   Grand Union Co. (Series 2) (b)....................   06/16/00        --
                                                                            ------------
                                                                                 --
                                                                            ------------
            TOTAL WARRANTS (IDENTIFIED COST $976,985)....................        963,750
                                                                            ------------

DEAN WITTER VARIABLE INVESTMENT SERIES--HIGH YIELD
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT (IN                                                        COUPON     MATURITY
THOUSANDS)                                                         RATE        DATE           VALUE
----------                                                       --------   ----------      ----------
            SHORT-TERM INVESTMENTS (6.5%)
            U.S. GOVERNMENT AGENCY (E) (3.2%)
  $5,000    Federal Home Loan Mortgage
            Corp...............................................  5.53%        01/03/96      $ 4,998,464
                                                                                            -----------
            REPURCHASE AGREEMENT (3.3%)
  5,041     The Bank of New York (dated
            12/29/95; proceeds $5,042,215;
            collateralized by $5,344,097
            U.S. Treasury Bill 5.31% due
            09/19/96 valued at $5,141,346)
            (Identified Cost
            $5,040,535)........................................  3.00          01/02/96       5,040,535
                                                                                            -----------
            TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST
            $10,038,999).......................................                              10,038,999
                                                                                            -----------

TOTAL INVESTMENTS (IDENTIFIED COST $170,007,688) (F)...........  98.1%      151,385,614

OTHER ASSETS IN EXCESS OF LIABILITIES..........................   1.9         2,923,971
                                                                ------       ----------
NET ASSETS..................................................... 100.0%    $ 154,309,585
                                                                ------    -------------
                                                                ------    -------------

----------------
ADR  AMERICAN DEPOSITORY RECEIPT.
  *  RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
+++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; GENERALLY BONDS WITH ATTACHED STOCKS/WARRANTS.
  +  PAYMENT-IN-KIND SECURITY.
 ++ CURRENTLY A ZERO COUPON BOND AND WILL PAY INTEREST AT THE RATE SHOWN AT A FUTURE SPECIFIED DATE.
(A)  NON-INCOME PRODUCING SECURITIES.
(B)  ACQUIRED THROUGH EXCHANGE OFFER.
(C)  NON-INCOME PRODUCING SECURITY, ISSUER IN BANKRUPTCY.
(D)  NON-INCOME PRODUCING SECURITY, BOND IN DEFAULT.
(E) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(F) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES IDENTIFIED COST.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES--UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN
THOUSANDS)                                              VALUE
-----------                                        ---------------
             CORPORATE BONDS (9.5%)
             NATURAL GAS (1.3%)
 $   3,000   Coastal Corp. 7.75% due 10/15/35....  $     3,132,750
     3,000   Norsk Hydro AS
               7.15% due 11/15/25 (Norway).......        3,120,510
                                                   ---------------
                                                         6,253,260
                                                   ---------------
             TELECOMMUNICATIONS (3.6%)
     3,000   Alltel Corp. 6.75% due 09/15/05.....        3,124,650
     1,400   Century Telephone Enterprises, Inc.
               7.20% due 12/01/25................        1,446,942
     5,000   Century Telephone Enterprises, Inc.
               8.25% due 05/01/24................        5,530,850
     2,000   Southwestern Bell Telephone Co.
               7.20% due 10/15/26................        2,080,600
     2,000   Sprint Corp. 9.25% due 04/15/22.....        2,568,580
     2,000   TCI Communications, Inc.
               8.75% due 08/01/15................        2,209,940
                                                   ---------------
                                                        16,961,562
                                                   ---------------
             UTILITIES - ELECTRIC (4.6%)
     5,000   Commonwealth Edison Company 8.375%
               due 02/15/23......................        5,367,900
     2,000   Consumer Power Company 7.375% due
               09/15/23..........................        1,970,220
     2,000   Florida Power & Light Co.
               7.05% due 12/01/26................        2,029,720
     3,000   Illinois Power Co.
               8.75% due 07/01/21................        3,259,770
     3,000   Indianapolis Power Co.
               7.05% due 02/01/24................        3,039,570
     2,000   Long Island Lighting Co.
               9.625% due 07/01/24...............        2,064,080
     2,000   South Carolina Electric & Gas Co.
               7.625% due 06/01/23...............        2,125,340
     2,000   Union Electric Co.
               8.00% due 12/15/22................        2,201,300
                                                   ---------------
                                                        22,057,900
                                                   ---------------
             TOTAL CORPORATE BONDS (IDENTIFIED
               COST $41,998,066).................       45,272,722
                                                   ---------------

             U.S. GOVERNMENT AGENCY (0.3%)
     1,250   Tennessee Valley Authority 8.00% due
               03/31/45 (Identified Cost
               $1,250,000).......................        1,325,000
                                                   ---------------

 NUMBER OF
  SHARES
-----------
             PREFERRED STOCKS (0.5%)
             TELECOMMUNICATIONS (0.0%)
     7,000   GTE Delaware Corp. (Series A)
               $2.3125...........................          193,375
                                                   ---------------
             UTILITIES - ELECTRIC (0.5%)
    40,000   Arizona Public Service Co. (Series
               A) $2.50..........................        1,110,000
     2,207   Cleveland Electric Illuminating Co.
               (Series N) $9.125.................          216,280
    40,000   Connecticut Light & Power Capital
               (Series A) $2.325.................        1,085,000
                                                   ---------------
                                                         2,411,280
                                                   ---------------
             TOTAL PREFERRED STOCKS (IDENTIFIED
               COST $2,400,114)..................        2,604,655
                                                   ---------------

 NUMBER OF
  SHARES                                                VALUE
-----------                                        ---------------
             COMMON STOCKS (85.4%)
             NATURAL GAS (11.5%)
    90,000   Apache Corp.........................  $     2,655,000
   120,000   Burlington Resources, Inc...........        4,710,000
    70,000   Columbia Gas System, Inc.*..........        3,071,250
   150,000   El Paso Natural Gas Co..............        4,256,250
   170,000   ENSERCH Corp........................        2,762,500
   105,000   Louisiana Land & Exploration Co.
               (The).............................        4,501,875
   130,000   Panhandle Eastern Corp..............        3,623,750
   130,000   Questar Corp........................        4,355,000
   200,000   Seagull Energy Corp.*...............        4,450,000
   130,000   Tenneco, Inc........................        6,451,250
    50,000   UGI Corp............................        1,037,500
   145,000   Union   Texas   Petroleum  Holdings,
               Inc...............................        2,809,375
   110,000   USX Delhi-Group.....................        1,141,250
   215,000   Williams Companies, Inc.............        9,433,125
                                                   ---------------
                                                        55,258,125
                                                   ---------------
             TELECOMMUNICATIONS (32.2%)
   135,000   Airtouch Communications, Inc.*......        3,813,750
   230,000   Alltel Corp.........................        6,785,000
   185,000   AT&T Corp...........................       11,978,750
   165,000   BCE, Inc. (Canada)..................        5,692,500
   290,000   Cable & Wireless PLC (ADR) (United
               Kingdom)..........................        6,126,250
   160,000   Century Telephone Enterprises,
               Inc...............................        5,080,000
    75,000   Cincinnati Bell, Inc................        2,606,250
   200,000   Comcast Corp. (Class A).............        3,500,000
   155,000   Comsat Corp.........................        2,886,875
   330,000   Ericsson (L.M.) Telephone Co. AB
               (ADR) (Sweden)....................        6,393,750
   230,000   Frontier Corp.......................        6,900,000
   175,000   GTE Corp............................        7,700,000
    61,250   Liberty Media Group (Class A)*......        1,638,437
   180,000   MCI Communications Corp.............        4,702,500
   100,000   MFS Communications Co., Inc.*.......        5,325,000
    50,000   Motorola, Inc.......................        2,850,000
   120,000   Northern Telecom Ltd. (Canada)......        5,160,000
   140,000   NYNEX Corp..........................        7,560,000
   130,000   Pacific Telesis Group...............        4,371,250
   130,000   SBC Communications, Inc.............        7,475,000
   180,000   Southern New England
               Telecommunications Corp...........        7,155,000
   125,000   Sprint Corp.........................        4,984,375
    65,000   Tele Danmark AS (ADR) (Denmark).....        1,795,625
   245,000   Tele-Communications,   Inc.   (Class
               A)*...............................        4,869,375
    80,000   Telecommunications Corp. New
               Zealand, Ltd. (ADR) (New
               Zealand)..........................        5,550,000
    90,000   Telefonos de Mexico S.A. de C.V.
               (Series L) (ADR) (Mexico).........        2,868,750
   130,000   Telephone & Data Systems, Inc.......        5,135,000
   110,000   Time Warner, Inc....................        4,166,250
   110,000   U.S. West, Inc......................        3,932,500
   110,000   U.S. West Media Group*..............        2,090,000
    85,000   WorldCom, Inc.*.....................        2,996,250
                                                   ---------------
                                                       154,088,437
                                                   ---------------
             UTILITIES - ELECTRIC (41.7%)
   220,000   Baltimore Gas & Electric Co.........        6,270,000
   135,000   Carolina Power & Light Co...........        4,657,500
   150,000   Central & South West Corp...........        4,181,250
   235,865   CINergy Corp........................        7,223,366
   260,000   CMS Energy Corp.....................        7,767,500

DEAN WITTER VARIABLE INVESTMENT SERIES--UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                VALUE
-----------                                        ---------------
   130,000   Consolidated Edison Co.
               of New York, Inc..................  $     4,160,000
   165,000   Detroit Edison Co...................        5,692,500
   215,000   DPL, Inc............................        5,321,250
   202,500   DQE, Inc............................        6,226,875
   190,000   Entergy Corp........................        5,557,500
   140,000   FPL Group, Inc......................        6,492,500
   175,000   General Public Utilities Corp.......        5,950,000
   125,000   Hawaiian Electric Industries, Inc...        4,843,750
   200,000   Houston Industries, Inc.............        4,850,000
   255,000   Illinova Corp.......................        7,650,000
   150,000   IPALCO Enterprises, Inc.............        5,718,750
   145,000   Kansas City Power & Light Co........        3,788,125
    90,000   Long Island Lighting Co.............        1,473,750
   140,000   Montana Power Co....................        3,167,500
   110,000   New England Electric System.........        4,358,750
   105,000   New   York  State   Electric  &  Gas
               Corp..............................        2,716,875
   210,000   Niagara Mohawk Power Corp...........        2,021,250
   180,000   NIPSCO Industries, Inc..............        6,885,000
   100,000   Northeast Utilities.................        2,437,500
   150,000   Pacific Gas & Electric Co...........        4,256,250
   310,000   PacifiCorp..........................        6,587,500
   235,000   Pinnacle West Capital Corp..........        6,756,250
   105,000   Portland General Corp...............        3,058,125
   100,000   Potomac Electric Power Company......        2,625,000
   205,000   Public Service Company of Colorado..        7,251,875
   240,000   Public Service Company of New
               Mexico*...........................        4,230,000
   145,000   Public  Service  Enterprise   Group,
               Inc...............................        4,440,625
    95,000   Puget Sound Power & Light Company...        2,208,750
   140,000   San Diego Gas & Electric Co.........        3,325,000
   180,000   SCANA Corp..........................        5,152,500
   120,000   SCE Corp............................        2,130,000
   280,000   Southern Co.........................        6,895,000
   140,000   Texas Utilities Co..................        5,757,500
   110,000   United Illuminating Co..............        4,111,250
   165,000   Western Resources, Inc..............        5,506,875
   205,000   Wisconsin Energy Corp...............        6,278,125
                                                   ---------------
                                                       199,982,116
                                                   ---------------
             TOTAL COMMON STOCKS (IDENTIFIED COST
               $349,190,520).....................      409,328,678
                                                   ---------------

 PRINCIPAL
AMOUNT (IN
THOUSANDS)                                              VALUE
-----------                                        ---------------
             SHORT-TERM INVESTMENTS (3.8%)
             U.S. GOVERNMENT AGENCIES (A) (3.7%)
 $  17,950   Federal Home Loan Mortgage Corp.
             5.53%-5.75% due 01/02/96-01/09/96...  $    17,935,807
                                                   ---------------
             REPURCHASE AGREEMENT (0.1%)
       281   The Bank of New York 3.00% due
             01/02/96 (dated 12/29/95; proceeds
             $280,713; collateralized by $279,911
             U.S. Treasury Note 5.75% due
             09/30/97 valued at $286,231)
             (Identified Cost $280,619)..........          280,619
                                                   ---------------

             TOTAL SHORT-TERM INVESTMENTS
               (IDENTIFIED COST $18,216,426).....       18,216,426
                                                   ---------------

TOTAL INVESTMENTS (IDENTIFIED
  COST $413,055,126) (B).........       99.5%    476,747,481

OTHER ASSETS IN EXCESS OF
  LIABILITIES....................        0.5       2,322,664
                                   ----------  -------------
NET ASSETS.......................      100.0%  $ 479,070,145
                                   ----------  -------------
                                   ----------  -------------

------------------
ADR  AMERICAN DEPOSITORY RECEIPT.
 *   NON-INCOME PRODUCING SECURITY.
(A) SECURITIES WERE PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATES SHOWN HAVE BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES IDENTIFIED COST.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES--DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                              VALUE
-----------                                      ---------------
             COMMON STOCKS (95.5%)
             AEROSPACE (4.3%)
    405,000  Raytheon Co.......................  $    19,136,250
    191,500  United Technologies Corp..........       18,168,562
                                                 ---------------
                                                      37,304,812
                                                 ---------------
             ALUMINUM (2.2%)
    356,000  Aluminum Co. of America...........       18,823,500
                                                 ---------------
             AUTO PARTS (2.2%)
    243,000  TRW, Inc..........................       18,832,500
                                                 ---------------
             AUTOMOTIVE (4.3%)
    644,000  Ford Motor Co.....................       18,676,000
    356,000  General Motors Corp...............       18,823,500
                                                 ---------------
                                                      37,499,500
                                                 ---------------
             BANKS (4.2%)
    276,100  BankAmerica Corp..................       17,877,475
    509,000  KeyCorp...........................       18,451,250
                                                 ---------------
                                                      36,328,725
                                                 ---------------
             BEVERAGES - SOFT DRINKS (2.1%)
    329,500  PepsiCo Inc.......................       18,410,812
                                                 ---------------
             CHEMICALS (6.3%)
    259,300  Dow Chemical Co...................       18,248,237
    294,000  Eastman Chemical Company..........       18,411,750
    304,500  Grace (W.R.) & Co.................       18,003,563
                                                 ---------------
                                                      54,663,550
                                                 ---------------
             COMPUTERS (2.1%)
    194,400  International Business Machines
               Corp............................       17,836,200
                                                 ---------------
             CONGLOMERATES (4.4%)
    283,000  Minnesota Mining & Manufacturing
               Co..............................       18,748,750
    382,500  Tenneco Inc.......................       18,981,563
                                                 ---------------
                                                      37,730,313
                                                 ---------------
             COSMETICS (2.1%)
    342,400  Gillette Co.......................       17,847,600
                                                 ---------------
             DRUGS (6.4%)
    438,000  Abbott Laboratories...............       18,286,500
    190,000  American Home Products Corp.......       18,430,000
    219,200  Bristol-Myers Squibb Co...........       18,823,800
                                                 ---------------
                                                      55,540,300
                                                 ---------------
             ELECTRIC - MAJOR (4.3%)
    261,200  General Electric Co...............       18,806,400
  1,134,000  Westinghouse Electric Corp........       18,711,000
                                                 ---------------
                                                      37,517,400
                                                 ---------------
             FINANCE (2.1%)
    305,000  Household International, Inc......       18,033,125
                                                 ---------------
             FOODS (4.1%)
    520,400  Quaker Oats Company (The).........       17,953,800
    563,000  Sara Lee Corp.....................       17,945,625
                                                 ---------------
                                                      35,899,425
                                                 ---------------

 NUMBER OF
  SHARES                                              VALUE
-----------                                      ---------------
             INSURANCE (2.1%)
    260,500  Aetna Life & Casualty Co..........  $    18,039,625
                                                 ---------------
             METALS & MINING (2.1%)
    292,000  Phelps Dodge Corp.................       18,177,000
                                                 ---------------
             NATURAL GAS (6.1%)
    444,600  Burlington Resources, Inc.........       17,450,550
    622,000  El Paso Natural Gas Co............       17,649,250
    650,000  Panhandle Eastern Corp............       18,118,750
                                                 ---------------
                                                      53,218,550
                                                 ---------------
             OFFICE EQUIPMENT (2.1%)
    391,000  Pitney Bowes, Inc.................       18,377,000
                                                 ---------------
             OIL - DOMESTIC (2.0%)
    158,000  Atlantic Richfield Co.............       17,498,500
                                                 ---------------
             OIL INTEGRATED - INTERNATIONAL (6.4%)
    224,000  Exxon Corp........................       17,948,000
    166,500  Mobil Corp........................       18,648,000
    133,300  Royal Dutch Petroleum Co. (ADR)
               (Netherlands)...................       18,811,963
                                                 ---------------
                                                      55,407,963
                                                 ---------------
             PAPER & FOREST PRODUCTS (2.2%)
    433,700  Weyerhaeuser Co...................       18,757,525
                                                 ---------------
             PHOTOGRAPHY (2.1%)
    270,500  Eastman Kodak Co..................       18,123,500
                                                 ---------------
             RAILROADS (2.1%)
    232,500  Burlington Northern Santa Fe
               Corp............................       18,135,000
                                                 ---------------
             RETAIL - DEPARTMENT STORES (2.1%)
    436,000  May Department Stores Co..........       18,421,000
                                                 ---------------
             SOAP & HOUSEHOLD PRODUCTS (2.1%)
    218,000  Procter & Gamble Co...............       18,094,000
                                                 ---------------
             TELECOMMUNICATIONS (2.2%)
    536,000  U.S. West, Inc....................       19,162,000
                                                 ---------------
             TELEPHONES (4.3%)
    282,800  Bell Atlantic Corp................       18,912,250
    457,000  Sprint Corp.......................       18,222,875
                                                 ---------------
                                                      37,135,125
                                                 ---------------
             TOBACCO (2.1%)
    199,500  Philip Morris Companies, Inc......       18,054,750
                                                 ---------------
             UTILITIES - ELECTRIC (4.4%)
    410,500  FPL Group, Inc....................       19,036,937
    572,500  Unicom Corp.......................       18,749,375
                                                 ---------------
                                                      37,786,312
                                                 ---------------
             TOTAL COMMON STOCKS (IDENTIFIED
               COST $658,072,712)..............      826,655,612
                                                 ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN
THOUSANDS)                                            VALUE
-----------                                      ---------------
             U.S. GOVERNMENT OBLIGATIONS (3.9%)
$     2,000  U.S. Treasury Bond
               8.125% due 08/15/19.............  $     2,514,375
      5,000  U.S. Treasury Bond
               8.00% due 11/15/21..............        6,253,906
      5,000  U.S. Treasury Bond
               7.125% due 02/15/23.............        5,717,969
     14,000  U.S. Treasury Bond
               6.25% due 08/15/23..............       14,395,938
      5,000  U.S. Treasury Note
               6.375% due 01/15/99.............        5,154,687
                                                 ---------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS
               (IDENTIFIED COST $30,172,969)...       34,036,875
                                                 ---------------

 PRINCIPAL
AMOUNT (IN
THOUSANDS)                                            VALUE
-----------                                      ---------------
             SHORT-TERM INVESTMENT (A) (0.6%)
             U.S. GOVERNMENT AGENCY
$     5,010  Federal Home Loan Mortgage Corp.
             5.75% due 01/02/96 (Amortized Cost
             $5,009,200).......................  $     5,009,200
                                                 ---------------

TOTAL INVESTMENTS (IDENTIFIED
  COST $693,254,881) (B).........      100.0%    865,701,687

LIABILITIES IN EXCESS OF CASH AND
  OTHER ASSETS...................         --        (284,861)
                                   ----------  -------------

NET ASSETS.......................      100.0%  $ 865,416,826
                                   ----------  -------------
                                   ----------  -------------

------------------
ADR  AMERICAN DEPOSITORY RECEIPT.
(A) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES IDENTIFIED COST.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES--CAPITAL GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                 VALUE
-----------                                          -------------
             COMMON STOCKS (98.2%)
             ADVERTISING (2.4%)
    36,700   Interpublic Group of
               Companies, Inc......................  $   1,591,862
                                                     -------------
             APPAREL (2.2%)
    33,100   Cintas Corp...........................      1,472,950
                                                     -------------
             AUTOMOTIVE - REPLACEMENT PARTS (2.2%)
    35,300   Genuine Parts Co......................      1,447,300
                                                     -------------
             BANKING (2.2%)
    20,100   Fifth Third Bancorp...................      1,457,250
                                                     -------------
             BEVERAGES - ALCOHOLIC (2.2%)
    21,700   Anheuser-Busch Companies, Inc.........      1,451,188
                                                     -------------
             BEVERAGES - SOFT DRINKS (2.1%)
    18,800   Coca Cola Co..........................      1,395,900
                                                     -------------
             BIOTECHNOLOGY (2.2%)
    26,800   Medtronic Inc.........................      1,497,450
                                                     -------------
             BUSINESS SYSTEMS (2.2%)
    28,400   General Motors Corp. (Class E)........      1,476,800
                                                     -------------
             CHEMICALS - SPECIALTY (2.2%)
    29,200   Sigma-Aldrich Corp....................      1,445,400
                                                     -------------
             COMPUTER SERVICES (2.2%)
    20,000   Automatic Data Processing, Inc........      1,485,000
                                                     -------------
             COMPUTER SOFTWARE (4.2%)
    24,950   Computer Associates
               International, Inc..................      1,419,031
    16,100   Microsoft Corp.*......................      1,412,775
                                                     -------------
                                                         2,831,806
                                                     -------------
             CONSUMER SERVICES (2.1%)
    34,500   Block (H.&R.), Inc....................      1,397,250
                                                     -------------
             COSMETICS (2.1%)
    28,900   International Flavors &
               Fragrances Inc......................      1,387,200
                                                     -------------
             DRUGS (4.3%)
    32,600   Forest Laboratories, Inc.*............      1,475,150
    25,300   Schering-Plough Corp..................      1,385,175
                                                     -------------
                                                         2,860,325
                                                     -------------
             DRUGS & HEALTHCARE (2.2%)
    35,500   Abbott Laboratories...................      1,482,125
                                                     -------------
             ELECTRICAL EQUIPMENT (2.1%)
    21,400   Grainger (W.W.), Inc..................      1,417,750
                                                     -------------
             ELECTRONICS (2.1%)
    25,000   Dionex Corp.*.........................      1,418,750
                                                     -------------
             ENTERTAINMENT (2.2%)
    53,800   Circus Circus Enterprises, Inc.*......      1,499,675
                                                     -------------
             FINANCIAL - MISCELLANEOUS (2.3%)
    12,500   Federal National Mortgage
               Association.........................      1,551,562
                                                     -------------
             FOOD WHOLESALERS (2.2%)
    45,900   Sysco Corp............................      1,491,750
                                                     -------------
             FOODS (6.7%)
    35,700   ConAgra, Inc..........................      1,472,625
    40,050   Tootsie Roll Industries, Inc..........      1,586,981
    28,100   Wrigley (Wm.) Jr. Co. (Class A).......      1,475,250
                                                     -------------
                                                         4,534,856
                                                     -------------

 NUMBER OF
  SHARES                                                 VALUE
-----------                                          -------------

             GOLD MINING (2.1%)
    54,200   Barrick Gold Corp. (Canada)...........  $   1,429,525
                                                     -------------
             HEALTHCARE - MISCELLANEOUS (2.3%)
    33,200   U.S. Healthcare, Inc..................      1,539,649
                                                     -------------
             INSURANCE (2.2%)
    15,850   American International Group, Inc.....      1,466,125
                                                     -------------
             MACHINERY - DIVERSIFIED (2.3%)
    29,000   Thermo Electron Corp.*................      1,508,000
                                                     -------------
             MANUFACTURED HOUSING (2.1%)
    67,250   Clayton Homes, Inc....................      1,437,469
                                                     -------------
             MANUFACTURING (4.6%)
    61,301   Federal Signal Corp...................      1,586,163
    42,800   Loral Corp............................      1,514,050
                                                     -------------
                                                         3,100,213
                                                     -------------
             MANUFACTURING - DIVERSIFIED (2.2%)
    36,500   Sherwin-Williams Co...................      1,487,375
                                                     -------------
             MEDICAL EQUIPMENT (4.2%)
    78,900   Biomet, Inc.*.........................      1,400,475
    26,500   Stryker Corp..........................      1,387,938
                                                     -------------
                                                         2,788,413
                                                     -------------
             PHARMACEUTICALS (2.1%)
    16,800   Johnson & Johnson.....................      1,438,500
                                                     -------------
             RESTAURANTS (6.4%)
    94,900   Brinker International, Inc.*..........      1,435,363
    62,500   International Dairy Queen, Inc. (Class
               A)*.................................      1,421,875
    31,900   McDonald's Corp.......................      1,439,488
                                                     -------------
                                                         4,296,726
                                                     -------------
             RETAIL - DEPARTMENT STORES (2.1%)
    62,200   Wal-Mart Stores, Inc..................      1,391,725
                                                     -------------
             RETAIL - DRUG STORES (2.2%)
    49,600   Walgreen Co...........................      1,481,800
                                                     -------------
             RETAIL - FOOD CHAINS (2.2%)
    43,900   Albertson's Inc.......................      1,443,213
                                                     -------------
             RETAIL - SPECIALTY (2.3%)
    31,900   Home Depot, Inc.......................      1,527,213
                                                     -------------
             TOBACCO (2.1%)
    42,300   UST, Inc..............................      1,411,762
                                                     -------------
             UTILITIES (2.2%)
    56,401   Citizens Utilities Co. (Series A)*....        719,112
    57,417   Citizens Utilities Co. (Series B)*....        724,892
                                                     -------------
                                                         1,444,004
                                                     -------------
             TOTAL COMMON STOCKS (IDENTIFIED COST
               $51,576,527)........................     65,785,861
                                                     -------------

DEAN WITTER VARIABLE INVESTMENT SERIES--CAPITAL GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN
THOUSANDS)                                               VALUE
-----------                                          -------------
             SHORT-TERM INVESTMENT (A) (2.0%)
             U.S. GOVERNMENT AGENCY
 $   1,365   Federal Home Loan Mortgage Corp.
             5.75% due 01/02/96 (Amortized Cost
             $1,364,782)..........................  $   1,364,782
                                                    -------------

TOTAL INVESTMENTS (IDENTIFIED COST
  $52,941,309)(B).................      100.2%    67,150,643

LIABILITIES IN EXCESS OF CASH AND
  OTHER ASSETS....................       (0.2)      (155,473)
                                    ----------  ------------

NET ASSETS........................      100.0%  $ 66,995,170
                                    ----------  ------------
                                    ----------  ------------

------------------
 *   NON-INCOME PRODUCING SECURITY.
(A) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES IDENTIFIED COST.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES--GLOBAL DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                              VALUE
-----------                                      ---------------
             COMMON AND PREFERRED STOCKS (99.5%)
             AUSTRALIA (1.5%)
             BUILDING & CONSTRUCTION
    390,000  Pioneer International Ltd.........  $     1,004,825
                                                 ---------------
             MULTI-INDUSTRY
    450,000  Southcorp Holdings Ltd............        1,045,810
                                                 ---------------
             PAPER & FOREST PRODUCTS
    135,000  Amcor Ltd.........................          952,254
                                                 ---------------
             TOTAL AUSTRALIA...................        3,002,889
                                                 ---------------
             CANADA (3.0%)
             NATURAL GAS
    108,000  TransCanada Pipelines Ltd.........        1,495,048
                                                 ---------------
             OIL RELATED
     43,500  Imperial Oil Ltd..................        1,575,220
     64,300  IPL Energy, Inc...................        1,503,163
                                                 ---------------
                                                       3,078,383
                                                 ---------------
             TELECOMMUNICATIONS
     46,000  BCE, Inc..........................        1,594,059
                                                 ---------------
             TOTAL CANADA......................        6,167,490
                                                 ---------------
             FRANCE (7.6%)
             BANKING
     10,650  Societe Generale..................        1,313,476
                                                 ---------------
             FINANCIAL SERVICES
      3,850  Societe Eurafrance S.A............        1,291,051
                                                 ---------------
             FOODS & BEVERAGES
      7,700  Eridania Beghin-Say S.A...........        1,318,520
                                                 ---------------
             HOUSEHOLD PRODUCTS
     12,700  BIC...............................        1,289,288
                                                 ---------------
             MULTI-INDUSTRY
      6,600  Compagnie Generale d'Industrie et
               de Participations...............        1,302,375
      3,500  Financiere  et Industrielle Gaz et
               Eaux............................        1,212,924
      4,650  Saint-Louis.......................        1,232,290
     26,461  Worms et Compagnie................        1,248,746
                                                 ---------------
                                                       4,996,335
                                                 ---------------
             OIL INTEGRATED - INTERNATIONAL
     17,800  Societe National Elf Aquitaine....        1,309,192
     20,000  Total S.A. (B Shares).............        1,347,467
                                                 ---------------
                                                       2,656,659
                                                 ---------------
             TELECOMMUNICATIONS
     15,200  Alcatel Alsthom...................        1,308,213
                                                 ---------------
             TELEVISION
     13,000  Societe Television Francaise......        1,391,295
                                                 ---------------
             TOTAL FRANCE......................       15,564,837
                                                 ---------------
             GERMANY (6.3%)
             BANKING
     21,400  Deutsche Bank Aktiengesellschaft..        1,011,867
                                                 ---------------
             BUILDING & CONSTRUCTION
      2,650  Bilfinger & Berger Bau AG.........        1,001,009
                                                 ---------------
             CHEMICALS
      4,650  BASF AG...........................        1,033,513
      3,800  Bayer AG..........................        1,000,557
                                                 ---------------
                                                       2,034,070
                                                 ---------------

 NUMBER OF
  SHARES                                              VALUE
-----------                                      ---------------
             HEALTH & PERSONAL CARE
     28,000  Douglas Holding AG................  $       985,600
                                                 ---------------
             MACHINERY - DIVERSIFIED
      5,700  IWKA AG...........................        1,034,922
                                                 ---------------
             MULTI-INDUSTRY
      3,450  Preussag AG.......................          962,400
      2,700  RWE AG............................          976,696
      2,500  Viag AG...........................        1,000,000
                                                 ---------------
                                                       2,939,096
                                                 ---------------
             OFFICE EQUIPMENT
      6,100  Herlitz AG........................        1,005,704
                                                 ---------------
             RETAIL - DEPARTMENT STORES
      2,400  Karstadt AG.......................          976,696
                                                 ---------------
             TEXTILES - APPAREL
      1,200  Hugo Boss AG (Pref.)..............          994,226
                                                 ---------------
             UTILITIES - ELECTRIC
     24,300  Veba AG...........................        1,029,475
                                                 ---------------
             TOTAL GERMANY.....................       13,012,665
                                                 ---------------
             HONG KONG (4.0%)
             BANKING
    105,200  HSBC Holdings PLC.................        1,591,877
                                                 ---------------
             CONGLOMERATES
    210,000  Swire Pacific Ltd. (Class A)......        1,629,591
                                                 ---------------
             REAL ESTATE
    277,000  Cheung Kong (Holdings) Ltd........        1,687,364
                                                 ---------------
             TELECOMMUNICATIONS
    940,000  Hong Kong Telecommunications,
               Ltd.............................        1,677,703
                                                 ---------------
             UTILITIES - ELECTRIC
    505,000  Hong Kong Electric Holdings Ltd...        1,655,684
                                                 ---------------
             TOTAL HONG KONG...................        8,242,219
                                                 ---------------
             ITALY (2.0%)
             NATURAL GAS
    350,000  Italgas SpA.......................        1,064,880
                                                 ---------------
             TELECOMMUNICATIONS
    175,000  Sirti SpA.........................          983,307
    900,000  Telecom Italia SpA................        1,100,976
                                                 ---------------
                                                       2,084,283
                                                 ---------------
             TEXTILES - APPAREL
     87,000  Benetton Group SpA................        1,035,232
                                                 ---------------
             TOTAL ITALY.......................        4,184,395
                                                 ---------------
             JAPAN (23.7%)
             AUTOMOTIVE
    127,000  Honda Motor Co....................        2,617,417
    128,000  Toyota Motor Corp.................        2,712,337
                                                 ---------------
                                                       5,329,754
                                                 ---------------
             BUILDING MATERIALS
    495,000  Sankyo Aluminium Industrial.......        2,648,621
    170,000  Sekisui Chemical Co...............        2,500,242
                                                 ---------------
                                                       5,148,863
                                                 ---------------
             COMPUTER SERVICES
    285,000  AT&T Global Info Solutions........        2,498,403
     32,000  Nintendo Co., Ltd.................        2,430,576
                                                 ---------------
                                                       4,928,979
                                                 ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--GLOBAL DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                              VALUE
-----------                                      ---------------
             ELECTRONICS & ELECTRICAL
    260,000  Hitachi, Ltd......................  $     2,616,352
     34,000  Kyocera Corp......................        2,523,270
    162,000  Matsushita Electric
               Industrial Co. Ltd..............        2,633,382
    240,000  Matsushita Electric Works.........        2,531,205
    155,000  Sharp Corp........................        2,474,601
     45,500  Sony Corp.........................        2,725,157
     50,000  TDK Corp..........................        2,549,589
                                                 ---------------
                                                      18,053,556
                                                 ---------------
             ENTERTAINMENT & LEISURE TIME
    300,000  Mizuno Corp.......................        2,597,968
                                                 ---------------
             FOODS & BEVERAGES
    143,000  House Food Industry...............        2,573,585
                                                 ---------------
             METALS & MINING
    500,000  Furukawa Co., Ltd.................        2,472,182
                                                 ---------------
             PHARMACEUTICALS
    130,000  Taisho Pharmaceutical Co., Ltd....        2,566,038
    160,000  Takeda Chemical Industries........        2,631,834
                                                 ---------------
                                                       5,197,872
                                                 ---------------
             TRANSPORTATION
    215,000  Yamato Transport Co. Ltd..........        2,558,781
                                                 ---------------
             TOTAL JAPAN.......................       48,861,540
                                                 ---------------
             MALAYSIA (2.0%)
             BANKING
     62,000  AMMB Holdings Berhad..............          708,293
                                                 ---------------
             BUILDING & CONSTRUCTION
    215,000  Cement Industries of Malaysia.....          707,209
    108,000  United Engineers Malaysia
               Berhad..........................          689,226
                                                 ---------------
                                                       1,396,435
                                                 ---------------
             CONGLOMERATES
    253,000  Sime Darby Berhad.................          672,740
                                                 ---------------
             FOODS & BEVERAGES
     90,000  Nestle Malaysia Berhad............          659,445
                                                 ---------------
             OIL RELATED
    239,000  Esso Malaysia Berhad..............          630,806
                                                 ---------------
             TOTAL MALAYSIA....................        4,067,719
                                                 ---------------
             NETHERLANDS (3.0%)
             BANKING
     19,000  ABN-AMRO Holdings.................          864,280
                                                 ---------------
             BUILDING & CONSTRUCTION
     14,200  Koninklijke Volker Stevin NV......          857,125
                                                 ---------------
             CHEMICALS
     11,300  DSM NV............................          928,188
                                                 ---------------
             FINANCIAL SERVICES
     13,300  Internationale Nederlande Groep
               NV..............................          887,218
                                                 ---------------
             INSURANCE
     20,700  Aegon NV..........................          914,561
     12,700  Fortis Amev NV....................          849,564
                                                 ---------------
                                                       1,764,125
                                                 ---------------
             TEXTILES
     21,300  Gamma Holding NV..................          967,579
                                                 ---------------
             TOTAL NETHERLANDS.................        6,268,515
                                                 ---------------
 NUMBER OF
  SHARES                                              VALUE
-----------                                      ---------------
             SWITZERLAND (4.0%)
             BANKING
      5,100  Swiss Bank Corp...................  $     2,082,445
                                                 ---------------
             CHEMICALS
      2,350  Ciba-Geigy Ltd....................        2,057,651
                                                 ---------------
             FOODS & BEVERAGES
      1,825  Nestle AG.........................        2,018,812
                                                 ---------------
             MULTI-INDUSTRY
      1,725  BBC Brown Boveri AG...............        2,003,901
                                                 ---------------
             TOTAL SWITZERLAND.................        8,162,809
                                                 ---------------
             UNITED KINGDOM (12.1%)
             BANKING
    500,000  Hambros PLC.......................        1,581,000
    310,960  Lloyds TSB Group PLC..............        1,595,380
    150,000  National Westminster Bank PLC.....        1,507,764
                                                 ---------------
                                                       4,684,144
                                                 ---------------
             BREWERS
    133,000  Bass PLC..........................        1,481,188
    158,000  Scottish & Newcastle
               Breweries PLC...................        1,501,237
                                                 ---------------
                                                       2,982,425
                                                 ---------------
             FOODS & BEVERAGES
  1,000,000  Hazlewood Food PLC................        1,557,750
    630,000  Hillsdown Holdings PLC............        1,660,050
                                                 ---------------
                                                       3,217,800
                                                 ---------------
             MULTI-INDUSTRY
    515,000  Hanson PLC........................        1,536,632
                                                 ---------------
             NATURAL GAS
    400,000  British Gas PLC...................        1,574,800
                                                 ---------------
             RETAIL - MERCHANDISING
    325,000  Tesco PLC.........................        1,496,138
                                                 ---------------
             STEEL & IRON
    640,000  British Steel PLC.................        1,614,480
                                                 ---------------
             TELECOMMUNICATIONS
    275,000  British Telecommunications
               PLC.............................        1,508,925
                                                 ---------------
             TOBACCO
    175,000  B.A.T. Industries PLC.............        1,539,344
                                                 ---------------
             UTILITIES - ELECTRIC
    272,000  Scottish Hydro-Electric PLC.......        1,515,652
                                                 ---------------
             UTILITIES - WATER
    142,000  Severn Trent PLC..................        1,513,188
    130,000  Welsh Water PLC...................        1,560,618
    121,500  Welsh Water PLC (Pref.)...........          205,274
                                                 ---------------
                                                       3,279,080
                                                 ---------------
             TOTAL UNITED KINGDOM..............       24,949,420
                                                 ---------------
             UNITED STATES (30.3%)
             AEROSPACE & DEFENSE
     53,500  Northrop Grumman Corp.............        3,424,000
                                                 ---------------
             AUTOMOTIVE
    113,000  Ford Motor Co.....................        3,277,000
                                                 ---------------
             BANKING
     52,500  BankAmerica Corp..................        3,399,375
                                                 ---------------
             BANKS
     92,500  KeyCorp...........................        3,353,125
                                                 ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--GLOBAL DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                              VALUE
-----------                                      ---------------
             CHEMICALS
     27,300  Monsanto Co.......................  $     3,344,250
                                                 ---------------
             COMPUTERS - SYSTEMS
     28,500  International Business Machines
               Corp............................        2,614,875
                                                 ---------------
             CONGLOMERATES
     50,000  Minnesota Mining & Manufacturing
               Co..............................        3,312,500
     69,500  Tenneco Inc.......................        3,448,938
                                                 ---------------
                                                       6,761,438
                                                 ---------------
             MACHINERY - DIVERSIFIED
     93,500  Deere & Co........................        3,295,875
                                                 ---------------
             METALS & MINING
     53,500  Phelps Dodge Corp.................        3,330,375
                                                 ---------------
             OIL INTEGRATED - INTERNATIONAL
     64,000  Chevron Corp......................        3,360,000
                                                 ---------------
             PAPER
     60,000  International Paper Co............        2,272,500
                                                 ---------------
             PHARMACEUTICALS
     40,000  Bristol-Myers Squibb Co...........        3,435,000
                                                 ---------------
             RETAIL
     44,500  Dayton-Hudson Corp................        3,337,500
                                                 ---------------
 NUMBER OF
  SHARES                                              VALUE
-----------                                      ---------------
             TELECOMMUNICATIONS
     82,500  Sprint Corp.......................  $     3,289,688
                                                 ---------------
             TIRE AND RUBBER GOODS
     81,500  Goodyear Tire & Rubber Co.........        3,698,064
                                                 ---------------
             TOBACCO
     37,000  Philip Morris Companies, Inc......        3,348,500
                                                 ---------------
             TRANSPORTATION
     48,500  Conrail, Inc......................        3,395,000
                                                 ---------------
             UTILITIES - ELECTRIC
    117,000  Pacific Gas & Electric Co.........        3,319,875
                                                 ---------------
             TOTAL UNITED STATES...............       62,256,440
                                                 ---------------

TOTAL INVESTMENTS (IDENTIFIED
  COST $184,452,332)(A)..........       99.5%    204,740,938
CASH AND OTHER ASSETS IN EXCESS
  OF LIABILITIES.................        0.5         997,586
                                   ----------  -------------

NET ASSETS.......................      100.0%  $ 205,738,524
                                   ----------  -------------
                                   ----------  -------------

------------------
(A) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $185,487,221; THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $24,385,376 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $5,131,659, RESULTING IN NET UNREALIZED APPRECIATION OF $19,253,717.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 1995:

                                                UNREALIZED
  CONTRACTS TO      IN EXCHANGE     DELIVERY   APPRECIATION/
    RECEIVE             FOR           DATE    (DEPRECIATION)
----------------  ----------------  --------  ---------------
$         32,181  MYR       81,797  01/02/96  $          (41)
$         16,993  L         10,929  01/04/96              54
$         82,302  Y      8,442,565  01/04/96             613
DEM       76,890  $         53,705  01/04/96            (217)
Y     16,913,943  $        164,022  01/05/96            (365)
$         44,470  ITL    70,866,097 01/31/96            (170)
                                                      ------
                                         Net
unrealized depreciation ....................  $         (126)
                                                      ------
                                                      ------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES--GLOBAL DIVIDEND GROWTH
SUMMARY OF INVESTMENTS DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                             PERCENT OF
INDUSTRY                                          VALUE      NET ASSETS
---------------------------------------------  ------------  ----------
Aerospace & Defense..........................  $  3,424,000        1.7%
Automotive...................................     8,606,754        4.2
Banking......................................    19,008,882        9.2
Brewers......................................     2,982,425        1.4
Building & Construction......................     4,259,394        2.1
Building Materials...........................     5,148,863        2.5
Chemicals....................................     8,364,159        4.1
Computer Services............................     4,928,979        2.4
Computers - Peripheral Equipment.............     2,614,875        1.3
Conglomerates................................     9,063,769        4.4
Electronics & Electrical.....................    18,053,556        8.8
Entertainment................................     2,597,968        1.3
Financial Services...........................     2,178,269        1.0
Foods & Beverages............................     9,788,162        4.7
Health & Personal Care.......................       985,600        0.5
Household Products...........................     1,289,288        0.6
Insurance....................................     1,764,125        0.8
Machinery - Diversified......................     4,330,797        2.1
Metals & Mining..............................     5,802,557        2.8
Multi-Industry...............................    12,521,774        6.1
Natural Gas..................................     4,134,728        2.0

                                                             PERCENT OF
INDUSTRY                                          VALUE      NET ASSETS
---------------------------------------------  ------------  ----------

Office Equipment.............................  $  1,005,704        0.5%
Oil..........................................     3,709,189        1.8
Oil Integrated-International.................     6,016,659        2.9
Paper & Forest Products......................     3,224,754        1.6
Pharmaceuticals..............................     8,632,872        4.2
Real Estate..................................     1,687,364        0.8
Retail.......................................     3,337,500        1.6
Retail - Department Stores...................       976,696        0.5
Retail - Merchandising.......................     1,496,138        0.7
Steel & Iron.................................     1,614,480        0.8
Telecommunications...........................    11,462,871        5.6
Television...................................     1,391,295        0.7
Textiles.....................................       967,579        0.5
Textiles - Apparel...........................     2,029,458        1.0
Tire & Rubber Goods..........................     3,698,064        1.8
Tobacco......................................     4,887,844        2.4
Transportation...............................     5,953,781        2.9
Utilities....................................     3,279,080        1.6
Utilities - Electric.........................     7,520,686        3.6
                                               ------------      -----
                                               $204,740,938       99.5%
                                               ------------      -----
                                               ------------      -----

--------------------------------------------------------------------------------

                                                                                                         PERCENT OF
TYPE OF INVESTMENT                                                                          VALUE        NET ASSETS
--------------------------------------------------------------------------------------  --------------  -------------
Common Stocks.........................................................................  $  203,541,438         98.9%
Preferred Stocks......................................................................       1,199,500          0.6
                                                                                        --------------        -----
                                                                                        $  204,740,938         99.5%
                                                                                        --------------        -----
                                                                                        --------------        -----

DEAN WITTER VARIABLE INVESTMENT SERIES--EUROPEAN GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
--------------------------------------------------------------------------------

SHARES/PRINCIPAL
    AMOUNT                                              VALUE
---------------                                    ---------------
                 COMMON AND PREFERRED STOCKS, WARRANTS AND BONDS
                   (93.4%)
                 AUSTRIA (1.2%)
                 ENGINEERING
       17,555    VA Technologie AG...............  $     2,223,691
                                                   ---------------
                 DENMARK (2.0%)
                 AIR TRANSPORT
       14,700    Kobenhavns Lufthavne AS.........        1,120,000
                                                   ---------------
                 BANKING
       39,730    Den Danske Bank.................        2,734,338
                                                   ---------------
                 TOTAL DENMARK...................        3,854,338
                                                   ---------------
                 FINLAND (1.3%)
                 ELECTRONICS
       62,400    Nokia AB (Series A).............        2,447,508
                                                   ---------------
                 FRANCE (12.4%)
                 BANKING
       14,753    Societe Generale................        1,819,502
                                                   ---------------
                 ELECTRONICS
       35,800    SGS-Thomson
                   Microelectronics NV...........        1,368,362
                                                   ---------------
                 FINANCIAL SERVICES
       10,200    Cetelem Groupe..................        1,910,876
       18,536    Credit Local de France..........        1,481,217
                                                   ---------------
                                                         3,392,093
                                                   ---------------
                 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
       13,535    LVMH Moet-Hennessy Louis
                   Vuitton.......................        2,814,331
       54,500    SEITA...........................        1,972,021
                                                   ---------------
                                                         4,786,352
                                                   ---------------
                 INSURANCE
       34,093    Scor S.A........................        1,063,343
                                                   ---------------
                 PHARMACEUTICALS
       38,287    Sanofi S.A......................        2,449,962
     FRF    2K   Sanofi S.A.
                   4.00% due 01/01/00 (Conv.
                   Pref.)........................          163,172
                                                   ---------------
                                                         2,613,134
                                                   ---------------
                 RETAIL
        3,200    Carrefour Supermarche...........        1,938,070
       12,777    Castorama Dubois................        2,088,911
                                                   ---------------
                                                         4,026,981
                                                   ---------------
                 TEXTILES
       19,500    Christian Dior S.A..............        2,098,869
        3,500    Christian Dior S.A.
                   (Warrants due 06/30/98)*......           42,131
       11,500    Hermes International............        2,156,763
                                                   ---------------
                                                         4,297,763
                                                   ---------------
                 TOTAL FRANCE....................       23,367,530
                                                   ---------------

SHARES/PRINCIPAL
    AMOUNT                                              VALUE
---------------                                    ---------------
                 GERMANY (6.3%)
                 AUTOMOTIVE
        6,890    Volkswagen AG...................  $     2,298,744
                                                   ---------------
                 BUSINESS SERVICES
       20,650    Sap AG (Pref.)..................        3,117,252
                                                   ---------------
                 CHEMICALS
        9,865    Bayer AG........................        2,597,497
                                                   ---------------
                 HEALTH & PERSONAL CARE
        5,220    Rhoen-Klinikum AG...............          515,645
       12,780    Rhoen-Klinikum AG (Pref.).......        1,111,304
                                                   ---------------
                                                         1,626,949
                                                   ---------------
                 MERCHANDISING
        3,100    Gehe AG.........................        1,574,261
        1,275    Gehe AG (New)...................          630,183
                                                   ---------------
                                                         2,204,444
                                                   ---------------
                 TOTAL GERMANY...................       11,844,886
                                                   ---------------
                 ITALY (2.6%)
                 HOUSEHOLD FURNISHINGS & APPLIANCES
       29,700    Industrie Natuzzi SpA (ADR).....        1,347,637
                                                   ---------------
                 TELECOMMUNICATIONS
      286,000    Stet Societa' Finanziaria
                   Telefonica SpA................          808,907
    1,599,750    Telecom Italia SpA..............        2,816,568
                                                   ---------------
                                                         3,625,475
                                                   ---------------
                 TOTAL ITALY.....................        4,973,112
                                                   ---------------
                 NETHERLANDS (10.9%)
                 BUSINESS SERVICES
       31,700    Randstad Holdings NV............        1,436,067
                                                   ---------------
                 INSURANCE
       51,968    Aegon NV........................        2,296,035
       34,300    Internationale Nederlanden Groep
                   NV............................        2,288,090
                                                   ---------------
                                                         4,584,125
                                                   ---------------
                 MANUFACTURING
       22,550    ASM Lithography Holding NV*.....          778,796
                                                   ---------------
                 MERCHANDISING
       50,191    Koninklijke Ahold NV............        2,045,744
                                                   ---------------
                 MULTI-INDUSTRY
       54,236    Hunter Douglas NV...............        2,510,988
                                                   ---------------
                 PUBLISHING
      241,000    Elsevier NV.....................        3,209,334
       20,600    Ver Ned Uitgev NV...............        2,824,007
       15,084    Wegener NV......................        1,454,897
       17,104    Wolters Kluwer..................        1,615,673
                                                   ---------------
                                                         9,103,911
                                                   ---------------
                 TOTAL NETHERLANDS...............       20,459,631
                                                   ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--EUROPEAN GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

SHARES/PRINCIPAL
    AMOUNT                                              VALUE
---------------                                    ---------------
                 NORWAY (1.1%)
                 OIL & GAS PRODUCTS
      160,000    Saga Petroleum AS (B Shares)....  $     1,991,241
                                                   ---------------
                 SPAIN (6.0%)
                 BANKS
       97,150    Banco Bilbao Vizcaya............        3,490,754
        9,565    Banco Popular Espanol S.A.......        1,759,325
                                                   ---------------
                                                         5,250,079
                                                   ---------------
                 FINANCIAL SERVICES
       25,660    Corporacion Financiera Hispamer
                   S.A...........................        1,576,058
                                                   ---------------
                 OIL RELATED
       19,445    Gas Natural SDG S.A.............        3,021,793
                                                   ---------------
                 RETAIL
       60,000    Centros Comerciales Continente
                   S.A...........................        1,351,751
                                                   ---------------
                 TOTAL SPAIN.....................       11,199,681
                                                   ---------------
                 SWEDEN (8.2%)
                 BANKING
       40,000    Stadshypotek AB.................          800,964
                                                   ---------------
                 BUSINESS SERVICES
       90,000    Scribona AB (Series "B" Free)...          962,060
       38,000    Securitas AB (Series "B" Free)..        1,802,168
                                                   ---------------
                                                         2,764,228
                                                   ---------------
                 FOREST PRODUCTS, PAPER & PACKAGING
       25,661    Mo och Domsjoe AB (B Shares)....        1,093,355
      121,000    Stora Kopparbergs (Series "B"
                   Free).........................        1,448,284
                                                   ---------------
                                                         2,541,639
                                                   ---------------
                 HEALTH & PERSONAL CARE
       35,000    Getinge    Industrier    AB   (B
                   Shares).......................        1,594,023
                                                   ---------------
                 MACHINERY
      100,000    Kalmar Industries AB............        1,656,128
                                                   ---------------
                 PHARMACEUTICALS
       81,525    Astra AB (Series "A" Free)......        3,252,654
                                                   ---------------
                 TELECOMMUNICATIONS EQUIPMENT
      140,750    Ericsson (L.M.) Telephone Co. AB
                   (Series "B" Free).............        2,754,818
                                                   ---------------
                 TOTAL SWEDEN....................       15,364,454
                                                   ---------------
                 SWITZERLAND (7.1%)
                 BUSINESS SERVICES
          400    Societe Generale de Surveillance
                   Holdings S.A..................          794,105
                                                   ---------------
                 INDUSTRIALS
        1,565    Hilti AG........................        1,246,844
                                                   ---------------
                 MULTI-INDUSTRY
        2,835    BBC Brown Boveri AG.............        3,293,368
                                                   ---------------
                 PHARMACEUTICALS
        1,294    Ciba-Geigy AG...................        1,138,630
          464    Roche Holdings AG...............        3,670,568
        2,550    Sandoz AG.......................        2,334,460
        1,000    Sandoz AG (Series B)............          920,676
                                                   ---------------
                                                         8,064,334
                                                   ---------------
                 TOTAL SWITZERLAND...............       13,398,651
                                                   ---------------
SHARES/PRINCIPAL
    AMOUNT                                              VALUE
---------------                                    ---------------
                 UNITED KINGDOM (34.3%)
                 AEROSPACE & DEFENSE
      133,333    British Aerospace Capital PLC...  $     1,644,639
        5,333    British Aerospace Capital PLC
                   (Warrants due 11/15/00)*......           25,873
                                                   ---------------
                                                         1,670,512
                                                   ---------------
                 AUTOMOTIVE
      405,000    BBA Group PLC...................        1,817,336
      230,000    Rolls-Royce PLC.................          673,785
                                                   ---------------
                                                         2,491,121
                                                   ---------------
                 BANKING
      200,000    Abbey National PLC..............        1,971,600
      100,000    National Westminster Bank PLC...        1,005,175
      180,000    TSB Group PLC...................          923,490
                                                   ---------------
                                                         3,900,265
                                                   ---------------
                 BREWERS
      145,000    Scottish & Newcastle Breweries
                   PLC...........................        1,377,717
                                                   ---------------
                 BROADCAST MEDIA
      185,000    British Sky Broadcasting Group
                   PLC...........................        1,165,639
      130,000    Flextech PLC*...................          941,005
                                                   ---------------
                                                         2,106,644
                                                   ---------------
                 BUILDING & CONSTRUCTION
      313,000    Blue Circle Industries PLC......        1,661,639
      116,400    Mowlem (John) & Co. PLC.........          106,448
      288,300    Williams Holdings PLC...........        1,463,483
                                                   ---------------
                                                         3,231,570
                                                   ---------------
                 BUSINESS SERVICES
      150,000    Reuters Holdings PLC............        1,370,587
                                                   ---------------
                 CHEMICALS
      306,000    Albright & Wilson PLC...........          749,394
                                                   ---------------
                 COMPUTER SOFTWARE & SERVICES
       96,000    SEMA Group PLC..................          796,080
                                                   ---------------
                 CONGLOMERATES
      200,000    BTR PLC.........................        1,019,900
      250,000    Tomkins PLC.....................        1,090,812
                                                   ---------------
                                                         2,110,712
                                                   ---------------
                 CONSTRUCTION PLANT & EQUIPMENT
      207,400    CRH PLC.........................        1,568,774
                                                   ---------------
                 ELECTRONICS
      715,000    Cray Electronics Holdings PLC...          454,383
                                                   ---------------
                 FOOD PROCESSING
      275,000    Associated British Foods PLC....        1,568,600
                                                   ---------------
                 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
       94,261    B.A.T. Industries PLC...........          829,143
      166,000    Grand Metropolitan PLC..........        1,192,585
      177,500    Tate & Lyle PLC.................        1,298,590
                                                   ---------------
                                                         3,320,318
                                                   ---------------
                 HEALTH & PERSONAL CARE
      108,625    Reckitt & Colman PLC............        1,199,627
                                                   ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--EUROPEAN GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

SHARES/PRINCIPAL
    AMOUNT                                              VALUE
---------------                                    ---------------
                 INSURANCE
       55,000    Britannic Assurance PLC.........  $       654,720
      123,057    Commercial Union PLC............        1,194,022
      150,000    Lloyds Abbey Life PLC...........        1,041,600
      261,200    Prudential Corp. PLC............        1,678,145
      273,000    Royal Insurance Holdings PLC....        1,614,317
                                                   ---------------
                                                         6,182,804
                                                   ---------------
                 LEISURE
       60,000    Carlton Communications PLC......          897,915
      190,000    Granada Group PLC...............        1,899,525
                                                   ---------------
                                                         2,797,440
                                                   ---------------
                 METALS & MINING
      130,000    Smiths Industries PLC...........        1,281,540
                                                   ---------------
                 MISCELLANEOUS
      146,000    Vendome Luxury Group PLC
                   (Units)++.....................        1,328,381
                                                   ---------------
                 NATURAL GAS
      240,000    British Gas PLC.................          944,880
                                                   ---------------
                 OIL RELATED
      434,000    British Petroleum Co. PLC.......        3,622,490
      591,000    Lasmo PLC.......................        1,593,927
                                                   ---------------
                                                         5,216,417
                                                   ---------------
                 PHARMACEUTICALS
      254,100    Glaxo Wellcome PLC..............        3,603,773
      335,000    Medeva PLC......................        1,401,975
      150,700    SmithKline Beecham PLC
                   (Units)++.....................        1,639,767
                                                   ---------------
                                                         6,645,515
                                                   ---------------
                 REAL ESTATE
      205,100    Hammerson PLC...................        1,120,615
                                                   ---------------
                 RETAIL
       74,000    Boots Co. PLC...................          671,569
      100,000    Great Universal Stores PLC......        1,060,975
      247,000    Morrison (W.M.) Supermarkets
                   PLC...........................          535,990
      274,000    Next PLC........................        1,936,632
                                                   ---------------
                                                         4,205,166
                                                   ---------------

SHARES/PRINCIPAL
    AMOUNT                                              VALUE
---------------                                    ---------------
                 TELECOMMUNICATIONS
      654,700    British Telecommunications PLC..  $     3,592,339
       56,000    Securicor Group PLC.............          759,500
                                                   ---------------
                                                         4,351,839
                                                   ---------------
                 TRANSPORTATION
      140,500    British Airways PLC.............        1,014,832
                                                   ---------------
                 UTILITIES
      200,000    Scottish Power PLC..............        1,147,000
       45,000    Thames Water PLC................          391,646
                                                   ---------------
                                                         1,538,646
                                                   ---------------
                 TOTAL UNITED KINGDOM............       64,544,379
                                                   ---------------
                 TOTAL COMMON AND PREFERRED
                 STOCKS, WARRANTS AND BONDS
                 (IDENTIFIED COST
                 $142,939,710)...................      175,669,102
                                                   ---------------

   CURRENCY
  AMOUNT (IN
  THOUSANDS)
---------------
                 PURCHASED PUT OPTION ON
                 FOREIGN CURRENCY (0.2%)
    FRF 17,500   May 16, 1996/FRF 4.86
                   (Identified Cost $484,750)....          458,500
                                                   ---------------

   PRINCIPAL
  AMOUNT (IN
  THOUSANDS)
---------------
                 SHORT-TERM INVESTMENT (A) (5.2%)
                 U.S. GOVERNMENT AGENCY
 $       9,800   Federal Home Loan Mortgage......
                 Corp. 5.75% due 01/02/96   .....
                 (Amortized Cost $9,798,435).....        9,798,435
                                                   ---------------
TOTAL INVESTMENTS (IDENTIFIED
  COST $153,222,895) (B).........       98.8%    185,926,037
CASH AND OTHER ASSETS IN EXCESS
  OF LIABILITIES.................        1.2       2,193,372
                                   ----------  -------------
NET ASSETS.......................      100.0%  $ 188,119,409
                                   ----------  -------------
                                   ----------  -------------

------------------
ADR  AMERICAN DEPOSITORY RECEIPT.
 K   IN THOUSANDS.
 *   NON-INCOME PRODUCING SECURITY.
++ CONSISTS OF MORE THAN ONE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; GENERALLY BONDS WITH ATTACHED STOCKS/WARRANTS.
(A) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $153,973,857; THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $34,896,692 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $2,944,512, RESULTING IN NET UNREALIZED APPRECIATION OF $31,952,180.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 1995:

                                                    UNREALIZED
 CONTRACTS TO       IN EXCHANGE       DELIVERY     APPRECIATION/
    RECEIVE             FOR             DATE      (DEPRECIATION)
---------------     ------------     ----------  -----------------
$       579,897     ATS   5,897,554   01/02/96            $(3,730)
$        65,521     DEM     93,931    01/02/96                178
$       370,662     L       238,698   01/02/96                680
                                                          -------
                    Net unrealized
                    depreciation ..............           $(2,872)
                                                          -------
                                                          -------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES--EUROPEAN GROWTH
SUMMARY OF INVESTMENTS DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                             PERCENT OF
INDUSTRY                                          VALUE      NET ASSETS
---------------------------------------------  ------------  ----------
Aerospace & Defense..........................  $  1,670,512        0.9%
Air Transport................................     1,120,000        0.6
Automotive...................................     4,789,865        2.6
Banking......................................     9,255,069        4.9
Banks........................................     5,250,079        2.8
Brewers......................................     1,377,717        0.7
Broadcast Media..............................     2,106,644        1.1
Building & Construction......................     3,231,570        1.7
Business Services............................     9,482,239        5.1
Chemicals....................................     3,346,891        1.8
Computer Software & Services.................       796,080        0.4
Conglomerates................................     2,110,712        1.1
Construction Plant & Equipment...............     1,568,774        0.8
Electronics..................................     4,270,253        2.3
Engineering..................................     2,223,691        1.2
Financial Services...........................     4,968,151        2.6
Food Processing..............................     1,568,600        0.8
Food, Beverage, Tobacco & Household
 Products....................................     8,106,670        4.3
Foreign Currency Put Option..................       458,500        0.2
Forest Products, Paper & Packaging...........     2,541,639        1.4
Health & Personal Care.......................     4,420,599        2.3

                                                             PERCENT OF
INDUSTRY                                          VALUE      NET ASSETS
---------------------------------------------  ------------  ----------

Household Furnishings & Appliances...........  $  1,347,637        0.7%
Industrials..................................     1,246,844        0.7
Insurance....................................    11,830,272        6.3
Leisure......................................     2,797,440        1.5
Machinery....................................     1,656,128        0.9
Manufacturing................................       778,796        0.4
Merchandising................................     4,250,188        2.3
Metals & Mining..............................     1,281,540        0.7
Miscellaneous................................     1,328,381        0.7
Multi-Industry...............................     5,804,356        3.1
Natural Gas..................................       944,880        0.5
Oil & Gas Products...........................     1,991,241        1.1
Oil Related..................................     8,238,210        4.4
Pharmaceuticals..............................    20,575,637       10.9
Publishing...................................     9,103,911        4.8
Real Estate..................................     1,120,615        0.6
Retail.......................................     9,583,898        5.1
Telecommunications...........................     7,977,314        4.2
Telecommunications Equipment.................     2,754,818        1.5
Textiles.....................................     4,297,763        2.3
Transportation...............................     1,014,832        0.5
U.S. Government Agency.......................     9,798,435        5.2
Utilities....................................     1,538,646        0.8
                                               ------------      -----
                                               $185,926,037       98.8%
                                               ------------      -----
                                               ------------      -----

--------------------------------------------------------------------------------

                                                                                                         PERCENT OF
TYPE OF INVESTMENT                                                                          VALUE        NET ASSETS
--------------------------------------------------------------------------------------  --------------  -------------
Common Stocks.........................................................................  $  171,209,370         91.0%
Convertible Preferred Stocks..........................................................         163,172          0.1
Foreign Currency Put Option...........................................................         458,500          0.2
Preferred Stocks......................................................................       4,228,556          2.3
Short-Term Investment.................................................................       9,798,435          5.2
Warrants..............................................................................          68,004          0.0
                                                                                        --------------        -----
                                                                                        $  185,926,037         98.8%
                                                                                        --------------        -----
                                                                                        --------------        -----

DEAN WITTER VARIABLE INVESTMENT SERIES--PACIFIC GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
--------------------------------------------------------------------------------

SHARES/PRINCIPAL
    AMOUNT                                              VALUE
---------------                                     -------------
                 COMMON AND PREFERRED STOCKS, WARRANTS, RIGHTS
                   AND BONDS (95.9%)
                 AUSTRALIA (1.0%)
                 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
        99,000   Fosters    Brewing   Group   Ltd.
                   (New)..........................  $     162,452
                                                    -------------
                 METALS & MINING
       200,000   M.I.M. Holdings, Ltd.............        276,210
        38,750   Odin Mining & Investment
                   Co., Ltd.......................          8,056
                                                    -------------
                                                          284,266
                                                    -------------
                 OIL RELATED
        50,000   Santos, Ltd......................        145,901
        50,000   Woodside Petroleum Ltd...........        255,420
                                                    -------------
                                                          401,321
                                                    -------------
                 TRANSPORTATION
        14,500   Brambles Industries, Ltd.........        161,494
                                                    -------------
                 TOTAL AUSTRALIA..................      1,009,533
                                                    -------------
                 CHINA (0.9%)
                 CHEMICALS
        16,500   Jilin Chemical Industrial Co.,
                   Ltd. (ADR).....................        354,750
     1,000,000   Yizheng Chemical Fibre Co. Ltd...        225,039
                                                    -------------
                                                          579,789
                                                    -------------
                 TRANSPORTATION
       160,000   Jinhui Shipping and
                   Transportation Ltd.............        138,631
                                                    -------------
                 UTILITIES
        24,000   Shandong Huaneng Power Co., Ltd.
                   (ADR)..........................        162,000
                                                    -------------
                 TOTAL CHINA......................        880,420
                                                    -------------
                 HONG KONG (20.8%)
                 BANKING
        75,000   Guoco Group Ltd..................        361,808
       100,000   Hang Seng Bank Ltd...............        895,629
        44,800   HSBC Holdings PLC................        677,910
       750,000   International Bank of Asia.......        356,473
                                                    -------------
                                                        2,291,820
                                                    -------------
                 BUSINESS SERVICES
       350,000   First Pacific Co. Ltd............        389,291
                                                    -------------
                 CONGLOMERATES
        76,000   Citic Pacific, Ltd...............        259,984
       500,000   Hutchison Whampoa, Ltd...........      3,045,783
        70,200   Jardine Matheson Holdings Ltd....        480,870
           170   New World Infrastructure Ltd.....            325
        90,000   Swire Pacific Ltd. (Class A).....        698,396
                                                    -------------
                                                        4,485,358
                                                    -------------
                 FINANCIAL SERVICES
       600,000   Manhattan Card Co. Ltd...........        256,079
                                                    -------------
                 INSURANCE
       389,000   National Mutual Asia Ltd.........        352,173
                                                    -------------

SHARES/PRINCIPAL
    AMOUNT                                              VALUE
---------------                                     -------------
                 LEISURE
     1,500,000   CDL Hotels International, Ltd....  $     756,596
       870,000   Regal Hotels International.......        204,785
                                                    -------------
                                                          961,381
                                                    -------------
                 MULTI-INDUSTRY
        75,000   Jardine Strategic Holdings Ltd...        229,500
                                                    -------------
                 OIL RELATED
       395,000   Hong Kong & China Gas Co.........        636,026
                                                    -------------
                 REAL ESTATE
       420,000   Cheung Kong (Holdings) Ltd.......      2,558,457
       100,000   Great Eagle Holding Co...........        258,665
        60,000   Henderson Land Development Co.
                   Ltd............................        361,614
       380,000   Hong Kong Land Holdings Ltd......        703,000
       102,000   New World Development............        444,568
       285,000   Sun Hung Kai Properties, Ltd.....      2,331,382
        80,000   Wharf (Holdings) Ltd.............        266,425
                                                    -------------
                                                        6,924,111
                                                    -------------
                 RETAIL - SPECIALTY
       240,000   Giordano International Ltd.......        204,863
                                                    -------------
                 TELECOMMUNICATIONS
       875,600   Hong Kong
                   Telecommunications, Ltd........      1,562,763
                                                    -------------
                 TRANSPORTATION
       280,000   Cathay Pacific Airways...........        427,315
                                                    -------------
                 UTILITIES
       140,500   China Light & Power Co. Ltd......        646,896
       150,000   Consolidated Electric Power Asia
                   Ltd............................        272,569
       230,000   Hong   Kong   Electric   Holdings
                   Ltd............................        754,074
                                                    -------------
                                                        1,673,539
                                                    -------------
                 TOTAL HONG KONG..................     20,394,219
                                                    -------------
                 INDONESIA (8.4%)
                 AUTOMOTIVE
       330,000   PT Astra International...........        686,296
                                                    -------------
                 BUILDING & CONSTRUCTION
       127,000   PT Indocement....................        426,762
                                                    -------------
                 BUILDING MATERIALS
       327,800   PT Mulia Industrindo.............        925,705
       250,000   PT Semen Gresik..................        700,525
                                                    -------------
                                                        1,626,230
                                                    -------------
                 CONGLOMERATES
        10,000   PT Citra Marga Nusaphala
                   Persada........................          9,413
                                                    -------------
                 CONSTRUCTION EQUIPMENT
       140,000   PT United Tractors...............        263,573
                                                    -------------
                 FINANCIAL SERVICES
       500,000   Peregrine Indonesia* (Restricted)
                   -- 144A**......................        515,000
                                                    -------------
                 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
        30,000   PT Gudang Garam..................        313,923
       120,000   PT Hanjaya Mandala Sampoerna.....      1,250,438
       121,775   PT Indofood Sukses Makmur........        586,482
                                                    -------------
                                                        2,150,843
                                                    -------------

DEAN WITTER VARIABLE INVESTMENT SERIES--PACIFIC GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

SHARES/PRINCIPAL
    AMOUNT                                              VALUE
---------------                                     -------------
                 FOREST PRODUCTS, PAPER & PACKAGING
        20,000   Asia Pacific Resources
                   International Holdings Ltd.
                   (Class A) (ADR)*...............  $      95,000
         6,020   PT Indah Kiat Pulp Paper Corp....          4,415
       310,000   PT Inti Indorayon Utama..........        325,744
       206,144   PT Pabrikkertas Tjiwi Kimia......        194,050
                                                    -------------
                                                          619,209
                                                    -------------
                 METALS
       200,000   PT Tambang Timah.................        247,373
        21,000   PT Tambang Timah (GDR)...........        256,935
                                                    -------------
                                                          504,308
                                                    -------------
                 PHARMACEUTICALS
        90,000   PT Tempo Scan Pacific............        244,308
                                                    -------------
                 PHOTOGRAPHY
        75,000   PT Modern Photo & Film Co........        435,092
                                                    -------------
                 TELECOMMUNICATIONS
        95,000   PT Indosat.......................        345,228
       320,000   PT Telekomunikasi Indonesia......        420,315
                                                    -------------
                                                          765,543
                                                    -------------
                 TOTAL INDONESIA..................      8,246,577
                                                    -------------
                 JAPAN (15.6%)
                 AGRICULTURE
         3,900   Yukiguni Maitake Co., Ltd........         59,245
                                                    -------------
                 AUTO RELATED
         6,000   Mitsuba Electric Mfg Co..........         62,119
                                                    -------------
                 AUTOMOTIVE
         1,000   Autobacs Seven Co................         83,019
        11,000   Honda Motor Co...................        226,705
                                                    -------------
                                                          309,724
                                                    -------------
                 BANKING
        15,000   Asahi Bank, Ltd..................        188,679
         8,000   Bank of Tokyo....................        140,106
         8,000   Dai-Ichi Kangyo Bank.............        157,136
        14,000   Mitsui Trust & Banking...........        153,072
        11,000   Sanwa Bank, Ltd..................        223,512
        15,000   Shizuoka Bank....................        188,679
        10,000   Sumitomo Bank....................        211,901
        14,000   Sumitomo Trust & Banking.........        197,775
                                                    -------------
                                                        1,460,860
                                                    -------------
                 BANKS - COMMERCIAL
         9,000   Mitsubishi Bank..................        211,611
                                                    -------------
                 BUILDING & CONSTRUCTION
         3,000   Higashi Nihon House..............         49,347
         2,000   Japan Industrial Land
                   Development....................         76,826
        15,000   Kajima Corp......................        148,041
         4,000   Kaneshita Construction...........         53,798
         9,000   Maeda Road Construction..........        166,328
         5,000   Mitsui Home Co., Ltd.............         79,826
         6,000   Raito Kogyo Co...................        117,852
         7,000   Sumitomo Forestry Co., Ltd.......        107,015
                                                    -------------
                                                          799,033
                                                    -------------
                 BUILDING MATERIALS
         4,000   Oriental Construction Co.........         85,148
                                                    -------------
SHARES/PRINCIPAL
    AMOUNT                                              VALUE
---------------                                     -------------
                 BUSINESS SERVICES
         5,000   Ichiken Co., Ltd.................  $      52,733
         2,000   Nippon Kanzai....................         61,732
         1,500   Nissin Co., Ltd..................         71,118
         3,000   Secom............................        208,418
         4,000   Tanseisha........................         46,444
                                                    -------------
                                                          440,445
                                                    -------------
                 CHEMICALS
         2,000   Maezawa Kasei Industries.........         79,923
        37,000   Mitsubishi Chemical Corp.........        179,719
         9,000   Shin-Etsu Chemical Co............        186,357
         1,000   SK Kaken Co., Ltd................         21,190
                                                    -------------
                                                          467,189
                                                    -------------
                 COMMERCIAL SERVICES
         2,000   Nichii Gakkan Co.................         93,662
                                                    -------------
                 COMPUTER SOFTWARE & SERVICES
         1,500   Enix Corp........................         57,329
             3   NTT Data Communications Systems
                   Corp...........................        100,726
                                                    -------------
                                                          158,055
                                                    -------------
                 COMPUTERS
        16,000   Fujitsu, Ltd.....................        178,036
         1,000   I-O Data Device, Inc.............         69,182
         3,000   Japan Digital Laboratory.........         67,634
         1,000   Mars Engineering Corp............         74,407
         2,300   TKC Corp.........................         65,206
                                                    -------------
                                                          454,465
                                                    -------------
                 COMPUTERS - SYSTEMS
         3,000   Daiwabo Information Systems
                   Co.............................         78,084
                                                    -------------
                 DATA PROCESSING
         4,000   Ricoh Elemex.....................         57,668
                                                    -------------
                 ELECTRONIC & ELECTRICAL EQUIPMENT
         5,000   Aiwa Co..........................        117,078
         5,000   Alpine Electronics Inc...........         84,180
         3,000   Canon, Inc.......................         54,282
     Y   9,000K  Canon, Inc. 1.00% due 12/20/02
                   (Conv.)........................        111,466
        15,000   Hitachi, Ltd.....................        150,943
         3,000   Kyocera Corp.....................        222,642
         1,500   Mabuchi Motor Co.................         93,179
         3,000   Mitsui High-Tec..................         78,374
         5,000   Mitsumi Electric Co. Ltd.........        120,464
         3,000   Murata Manufacturing Co., Ltd....        110,305
         2,000   Nihon Dempa Kogyo................         44,702
         5,000   Nitto Electric Works.............         71,601
         8,000   Omron Corp.......................        184,228
        12,000   Sharp Corp.......................        191,582
         3,100   Sony Corp........................        185,670
         4,000   Tokin Corp.......................         65,022
                                                    -------------
                                                        1,885,718
                                                    -------------
                 ELECTRONICS
         2,000   Fujitsu Business Systems.........         52,637
         3,000   Ryoyo Electro Corp...............         68,505
                                                    -------------
                                                          121,142
                                                    -------------
                 ENTERTAINMENT
         2,200   H.I.S. Co. Ltd...................        104,944
                                                    -------------

DEAN WITTER VARIABLE INVESTMENT SERIES--PACIFIC GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

SHARES/PRINCIPAL
    AMOUNT                                              VALUE
---------------                                     -------------
                 FINANCIAL SERVICES
        15,000   Daiwa Securities Co., Ltd........  $     229,318
         3,000   Nichiei Co., Ltd. (Kyoto)........        223,512
        10,000   Nomura Securities Co., Ltd.......        217,707
         3,700   Promise Co., Ltd.................        177,929
         1,000   Sanyo Shinpan Finance Co., Ltd...         82,245
         2,000   Shinki Co. Ltd...................         75,472
                                                    -------------
                                                        1,006,183
                                                    -------------
                 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         4,200   Amway Japan, Ltd.................        177,184
         9,000   Nippon Meat Packers, Inc.........        130,624
         1,000   Plenus Co., Ltd..................         48,379
         4,000   Stamina Foods....................         54,572
             4   Yoshinoya D & C Co., Ltd.........         69,666
                                                    -------------
                                                          480,425
                                                    -------------
                 FOREST PRODUCTS, PAPER & PACKAGING
         8,000   Daishowa Paper Manufacturing Co.
                   Ltd............................         61,926
        10,000   New Oji Paper Co., Ltd...........         90,373
        25,000   Nippon Paper Industries Co.......        173,440
                                                    -------------
                                                          325,739
                                                    -------------
                 HEALTH & PERSONAL CARE
         3,000   Kawasumi Laboratories, Inc.......         35,414
                                                    -------------
                 HOUSEHOLD FURNISHINGS & APPLIANCES
         4,000   Juken Sangyo Co..................         44,896
                                                    -------------
                 INDUSTRIALS
        10,000   Nippon Thompson Co...............         88,050
                                                    -------------
                 INSURANCE
        15,000   Tokio  Marine  &  Fire  Insurance
                   Co.............................        195,936
        18,000   Yasuda Fire & Marine Insurance...        127,141
                                                    -------------
                                                          323,077
                                                    -------------
                 LEISURE
         2,000   Honma Golf Co. Ltd...............         45,670
                                                    -------------
                 MACHINE TOOLS
         2,000   Nitto Kohki Co. Ltd..............         76,439
        10,000   OSG Corporation..................         68,505
                                                    -------------
                                                          144,944
                                                    -------------
                 MACHINERY
         8,000   Aichi Corp.......................         70,905
         4,000   Fanuc, Ltd.......................        173,004
         2,000   Fuji Machine Manufacturing Co....         71,601
         1,700   Keyence Corp.....................        195,743
     Y  19,000K  Minebea Co., Ltd. 0.80% due
                   03/31/03 (Conv.)...............        201,122
        24,000   Mitsubishi   Heavy    Industries,
                   Ltd............................        191,118
         4,000   Sansei Yusoki Co., Ltd...........         55,346
         8,000   Sintokogio.......................         69,666
                                                    -------------
                                                        1,028,505
                                                    -------------
SHARES/PRINCIPAL
    AMOUNT                                              VALUE
---------------                                     -------------

                 MANUFACTURING
         3,000   Arcland Sakamoto.................  $      38,316
         7,000   Bridgestone Metalpha Corp........         79,245
         9,000   Daiwa House Industry.............        148,041
         8,000   Itoki Crebio Corp................         61,926
         1,000   KDD..............................         87,083
         4,000   Nichiha Corp.....................         90,566
         7,000   Nippon Electric Glass Co., Ltd...        132,753
         3,000   Sony Music Entertainment Inc.....        156,749
         9,000   Takara Standard Co...............        102,758
         4,000   Tokyo Style......................         68,505
                                                    -------------
                                                          965,942
                                                    -------------
                 MEDICAL SUPPLIES
           800   Paramount Bed Co.................         55,733
                                                    -------------
                 MERCHANDISING
         2,000   Misumi Corp......................         74,891
                                                    -------------
                 METALS
         6,000   Takada Kiko......................         65,022
         3,600   Tokyo Steel Manufacturing........         66,183
                                                    -------------
                                                          131,205
                                                    -------------
                 METALS & MINING
        12,000   Kawasaki Steel Corp..............         41,800
        23,000   Nippon Light Metal Co............        131,746
        40,000   Nippon Steel Co..................        137,010
                                                    -------------
                                                          310,556
                                                    -------------
                 MULTI-INDUSTRY
        21,000   Mitsui & Co......................        184,093
         3,000   Trusco Nakayama Corp.............         62,409
         5,000   Yamae Hisano.....................         48,380
                                                    -------------
                                                          294,882
                                                    -------------
                 NATURAL GAS
        44,000   Tokyo Gas Co., Ltd...............        154,969
                                                    -------------
                 OIL RELATED
        16,000   General Sekiyu...................        145,989
                                                    -------------
                 PHARMACEUTICALS
        10,000   Eisai Co. Ltd....................        175,133
         2,000   Ono Pharmaceutical Co............         76,826
         2,000   Santen Pharmaceutical Co.........         45,283
         1,000   Towa Pharmaceutical Co., Ltd.....         36,768
                                                    -------------
                                                          334,010
                                                    -------------
                 REAL ESTATE
         7,000   Cesar Co.........................         54,794
         5,000   Chubu Sekiwa Real Estate, Ltd....         77,407
         4,000   Fuso Lexel, Inc..................         34,833
         5,000   Kansai Sekiwa Real Estate........         89,502
        15,000   Mitsui Fudosan Co................        184,325
         5,000   Sekiwa Real Estate...............         42,574
         5,000   Tohoku Misawa Homes Co., Ltd.....         62,893
                                                    -------------
                                                          546,328
                                                    -------------
                 RETAIL
         2,000   Belluna Co., Ltd.................         37,736
         1,200   Fast Retailing Co., Ltd..........         59,565
         3,000   Ministop Co., Ltd................         86,212
         4,000   Shimachu Co., Ltd................        128,108
         1,000   Sundrug Co., Ltd.................         44,509
         2,000   Xebio Co. Ltd....................         70,634
                                                    -------------
                                                          426,764
                                                    -------------

DEAN WITTER VARIABLE INVESTMENT SERIES--PACIFIC GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

SHARES/PRINCIPAL
    AMOUNT                                              VALUE
---------------                                     -------------
                 RETAIL - GENERAL MERCHANDISE
         2,000   Circle K Japan Co. Ltd...........  $      88,050
         1,000   Ryohin Keikaku Co. Ltd...........         83,212
                                                    -------------
                                                          171,262
                                                    -------------
                 RETAIL - SPECIALTY
         2,000   Paris Miki Inc...................         71,795
                                                    -------------
                 TELECOMMUNICATIONS
            24   DDI Corp.........................        185,776
        10,000   Nippon Comsys Co.................        105,467
                                                    -------------
                                                          291,243
                                                    -------------
                 TEXTILES
         3,000   Chuo Warehouse...................         35,994
        15,000   Kuraray Co. Ltd..................        164,006
         1,600   Maruco Co., Ltd..................        108,524
         2,000   Yagi Corp........................         23,996
                                                    -------------
                                                          332,520
                                                    -------------
                 TRANSPORTATION
            28   East Japan Railway Co............        136,004
        17,000   Fukuyama Transporting Co.........        159,555
        16,000   Kamigumi Co. Ltd.................        153,420
                                                    -------------
                                                          448,979
                                                    -------------
                 UTILITIES
         4,386   Hokkaido Electric Power..........        101,852
                                                    -------------
                 WHOLESALE & INTERNATIONAL TRADE
         2,000   Satori Electric Co. Ltd..........         96,759
                                                    -------------
                 WHOLESALE DISTRIBUTOR
         4,000   Wakita & Co......................         56,120
                                                    -------------
                 TOTAL JAPAN......................     15,383,814
                                                    -------------
                 MALAYSIA (14.1%)
                 AGRICULTURE
       245,000   Highlands & Lowlands Berhad......        393,776
                                                    -------------
                 AUTOMOTIVE
        98,000   Cycle & Carriage Bintang
                   Berhad.........................        555,919
        67,000   Edaran Otomobil Nasional
                   Berhad.........................        504,117
                                                    -------------
                                                        1,060,036
                                                    -------------
                 BANKING
        83,000   Malayan Banking Berhad...........        699,705
       222,000   Public Bank Berhad...............        427,104
                                                    -------------
                                                        1,126,809
                                                    -------------
                 BANKS - COMMERCIAL
        75,000   DCB Holdings Berhad..............        218,633
        37,500   DCB Holdings Berhad (Warrants due
                   12/27/99)*.....................         37,227
       210,000   Kwong Yik Bank...................        450,857
                                                    -------------
                                                          706,717
                                                    -------------
                 BUILDING & CONSTRUCTION
        32,000   Hume Industries (Malaysia)
                   Berhad.........................        153,792
       120,000   Kedah Cement Berhad..............        206,106
       100,000   Metacorp Berhad..................        259,996
        40,000   Nam Fatt Berhad..................        107,938
       135,000   United Engineers Malaysia
                   Berhad.........................        861,532
                                                    -------------
                                                        1,589,364
                                                    -------------
SHARES/PRINCIPAL
    AMOUNT                                              VALUE
---------------                                     -------------

                 BUSINESS SERVICES
        10,000   Dunlop Estates Berhad............  $      18,594
                                                    -------------
                 CONGLOMERATES
       125,000   Renong Berhad....................        185,149
                                                    -------------
                 CONSTRUCTION PLANT & EQUIPMENT
        33,000   YTL Corp. Berhad.................        207,997
                                                    -------------
                 ELECTRONIC & ELECTRICAL EQUIPMENT
        39,666   Leader Universal Holdings
                   Berhad.........................         90,629
                                                    -------------
                 ENTERTAINMENT
        80,000   Genting Berhad...................        668,111
        80,000   Resorts World Berhad.............        428,600
                                                    -------------
                                                        1,096,711
                                                    -------------
                 FINANCIAL SERVICES
       186,000   Affin Holdings Berhad............        359,031
        60,000   Hong Leong Credit Berhad.........        297,814
       150,000   Public Finance Berhad............        324,995
        50,000   Rashid Hussain Berhad............        149,695
                                                    -------------
                                                        1,131,535
                                                    -------------
                 GAS
        45,000   Petronas Gas Berhad..............        153,339
                                                    -------------
                 INSURANCE
        80,000   Pacific & Orient Berhad..........        252,117
                                                    -------------
                 MANUFACTURING
        31,250   O.Y.L. Industries Berhad.........        242,515
                                                    -------------
                 MULTI-INDUSTRY
       180,000   Multi-Purpose Holdings Berhad....        263,778
       150,000   Nylex Berhad.....................        454,993
                                                    -------------
                                                          718,771
                                                    -------------
                 PLANTATION
       125,000   Kuala Lumpur Kepong Berhad.......        396,396
                                                    -------------
                 REAL ESTATE
       100,000   IOI Properties Berhad............        250,148
       187,500   Land & General Berhad............        406,244
       225,000   Pelangi Berhad...................        218,042
                                                    -------------
                                                          874,434
                                                    -------------
                 TELECOMMUNICATIONS
       265,000   Technology Resources Industries
                   Berhad*........................        782,943
       185,000   Telekom Malaysia Berhad..........      1,442,978
                                                    -------------
                                                        2,225,921
                                                    -------------
                 TRANSPORTATION
        90,000   Malaysian Airline System Berhad..        292,496
                                                    -------------
                 UTILITIES
        60,000   Malakoff Berhad..................        213,906
        24,000   Prime Utilities Berhad...........        204,215
       161,000   Tenaga Nasional Berhad...........        634,233
                                                    -------------
                                                        1,052,354
                                                    -------------
                 TOTAL MALAYSIA...................     13,815,660
                                                    -------------

DEAN WITTER VARIABLE INVESTMENT SERIES--PACIFIC GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

SHARES/PRINCIPAL
    AMOUNT                                              VALUE
---------------                                     -------------
                 PAKISTAN (0.1%)
                 TELECOMMUNICATIONS
         1,100   Pakistan Telecommunications Corp.
                   (GDS)*.........................  $      93,500
                                                    -------------
                 PHILIPPINES (2.3%)
                 BANKING
           780   Philippine National Bank.........          8,630
                                                    -------------
                 BUILDING & CONSTRUCTION
        37,638   Bacnotan Consolidated
                   Industries.....................        215,403
         3,763   Bacnotan Consolidated
                   Industries (Nil Paid)..........          7,179
                                                    -------------
                                                          222,582
                                                    -------------
                 CONGLOMERATES
       540,000   Abolitz Equity Ventures Inc.*....        103,014
                                                    -------------
                 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
        46,500   San Miguel Corp. (B Shares)......        158,785
                                                    -------------
                 FOREST PRODUCTS, PAPER & PACKAGING
       525,000   Paper Industries Corp............        126,192
                                                    -------------
                 REAL ESTATE
     3,000,000   Belle Corp.*.....................        412,056
       658,000   Filinvest Land, Inc.*............        210,881
                                                    -------------
                                                          622,937
                                                    -------------
                 TELECOMMUNICATIONS
       344,000   Pilipino Telephone Corp..........        347,806
                                                    -------------
                 UTILITIES
        25,500   Manila Electric Co. (B Shares)...        208,203
         1,300   Philippine Long Distance
                   Telephone Co...................         70,679
         6,650   Philippine Long Distance
                   Telephone Co. (ADR)............        359,931
                                                    -------------
                                                          638,813
                                                    -------------
                 TOTAL PHILIPPINES................      2,228,759
                                                    -------------
                 SINGAPORE (13.3%)
                 AUTOMOTIVE
        25,000   Cycle and Carriage Ltd...........        249,328
                                                    -------------
                 BANKING
        93,000   Development Bank of Singapore,
                   Ltd............................      1,157,731
       115,000   Overseas Chinese Banking Corp.,
                   Ltd............................      1,439,737
        77,000   Overseas Union Bank, Ltd.........        531,016
       153,000   United Overseas Bank, Ltd........      1,471,778
                                                    -------------
                                                        4,600,262
                                                    -------------
                 CONGLOMERATES
        65,000   Keppel Corp., Ltd................        579,290
                                                    -------------
                 ELECTRONIC & ELECTRICAL EQUIPMENT
       110,000   Venture Manufacturing, Ltd.......        368,793
                                                    -------------
                 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
        38,000   Fraser & Neave Ltd...............        483,803
                                                    -------------
SHARES/PRINCIPAL
    AMOUNT                                              VALUE
---------------                                     -------------
                 HOTELS
       210,000   Republic Hotels & Resorts Ltd....  $     262,908
        56,000   Republic Hotels & Resorts Ltd.
                   (Warrants due 07/12/00)*.......         28,915
                                                    -------------
                                                          291,823
                                                    -------------
                 MACHINERY
        50,000   Van Der Horst Ltd................        252,865
                                                    -------------
                 METALS
       420,000   Amtek Engineering, Ltd...........        608,997
                                                    -------------
                 PUBLISHING
        30,200   Singapore Press Holdings.........        534,022
                                                    -------------
                 REAL ESTATE
        15,000   Bukit Sembawang Estates Ltd......        328,901
       134,000   City Developments, Ltd...........        976,234
       240,000   DBS Land Ltd.....................        811,430
       270,000   United Overseas Land, Ltd........        513,722
                                                    -------------
                                                        2,630,287
                                                    -------------
                 SHIPBUILDING
        80,000   Far East Levingston Shipbuilding
                   Ltd............................        376,291
        66,000   Sembawang Maritime...............        366,459
                                                    -------------
                                                          742,750
                                                    -------------
                 STEEL & IRON
       200,000   Natsteel Ltd.....................        410,242
                                                    -------------
                 TRANSPORTATION
       145,000   Singapore Airlines Ltd...........      1,353,798
                                                    -------------
                 TOTAL SINGAPORE..................     13,106,260
                                                    -------------
                 SOUTH KOREA (6.9%)
                 AUTOMOTIVE
        25,000   Hyundai Motor Co., Ltd. (GDR)....        362,500
        30,000   Kai Motors Corp.
                   (GDS) - 144A* **...............        675,000
                                                    -------------
                                                        1,037,500
                                                    -------------
                 ELECTRONIC & ELECTRICAL EQUIPMENT
         3,562   Samsung Electronics Co...........        213,720
         8,000   Samsung Electronics Co.
                   (GDS)..........................        772,000
        11,000   Samsung Electronics Co. (GDS) -
                   144A**.........................        660,000
                                                    -------------
                                                        1,645,720
                                                    -------------
                 ELECTRONICS
 $         315K  Daewoo Electronics Co.
                   3.50% due 12/31/07 (Conv.).....        381,150
                                                    -------------
                 INDUSTRIALS
 $         400K  Kia Precisions Works
                   0.50% due 12/31/09 (Conv.).....        388,000
                                                    -------------
                 INVESTMENT COMPANIES
         5,000   Atlantis Korean Smaller
                   Companies*.....................        233,250
                                                    -------------
                 MULTI-INDUSTRY
 $         250K  Kolon International Corp.
                   1.00% due 12/31/08 (Conv.).....        240,000
                                                    -------------

DEAN WITTER VARIABLE INVESTMENT SERIES--PACIFIC GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

SHARES/PRINCIPAL
    AMOUNT                                              VALUE
---------------                                     -------------
                 OIL RELATED
      CHF  300K  Yukong, Ltd.
                   1.00% due 12/31/98 (Conv.).....  $     270,481
                                                    -------------
                 PHARMACEUTICALS
 $         250K  Dong-A Pharmaceutical Co.,
                   Ltd. 3.125% due 12/31/06
                   (Conv.)........................        317,500
                                                    -------------
                 STEEL & IRON
        35,300   Pohang Iron & Steel, Ltd. (ADR)..        772,188
                                                    -------------
                 UTILITIES
        30,000   Korea    Electric   Power   Corp.
                   (ADR)..........................        802,500
         7,000   Korea   Electric   Power    Corp.
                   (GDR)..........................        185,500
                                                    -------------
                                                          988,000
                                                    -------------
                 WHOLESALE DISTRIBUTOR
 $         500K  Daewoo Corp.
                   0.25% due 12/31/08 (Conv.).....        515,000
                                                    -------------
                 TOTAL SOUTH KOREA................      6,788,789
                                                    -------------
                 TAIWAN (1.9%)
                 ELECTRONIC & ELECTRICAL EQUIPMENT
 $         210K  United Micro Electronics
                   1.25% due 06/08/04 (Conv.).....        262,500
                                                    -------------
                 INVESTMENT COMPANIES
        26,000   Taiwan American Fund (Pref.)*....        260,000
                                                    -------------
                 TEXTILES
 $         300K  Far Eastern Textile
                   4.00% due 10/07/06 (Conv.).....        342,000
                                                    -------------
                 TRANSPORTATION
 $         500K  U-Ming Marine Transport
                   1.50% due 02/07/01 (Conv.).....        468,750
 $         504K  Yang Ming Marine
                   Transportation - 144A**
                   2.00% due 10/06/01
                   (Conv.)........................        549,360
                                                    -------------
                                                        1,018,110
                                                    -------------
                 TOTAL TAIWAN.....................      1,882,610
                                                    -------------
                 THAILAND (10.6%)
                 AUTOMOTIVE
        46,000   Swedish Motor Corp., Ltd.........        199,126
                                                    -------------
                 BANKING
       265,000   Krung   Thai  Bank   Public  Co.,
                   Ltd............................      1,094,519
       550,000   Siam City Bank Ltd...............        633,439
        30,000   Siam Commercial Bank Co., Ltd....        395,552
       209,200   Thai Military Bank, Ltd..........        847,434
                                                    -------------
                                                        2,970,944
                                                    -------------
                 BUILDING MATERIALS
        15,000   Siam Cement Co., Ltd.............        831,612
        26,600   Siam City Cement Co., Ltd........        416,219
       100,000   Thai-German Ceramic Industry Co.,
                   Ltd............................        268,070
        80,000   Tipco Asphalt Co., Ltd...........        447,975
        75,000   TPI Polene Co., Ltd..............        446,783
         3,750   TPI Polene Co., Ltd. (Rights)*...         20,850
                                                    -------------
                                                        2,431,509
                                                    -------------
SHARES/PRINCIPAL
    AMOUNT                                              VALUE
---------------                                     -------------

                 ENTERTAINMENT
        20,000   Grammy Entertainment PLC.........  $     187,450
                                                    -------------
                 FINANCIAL SERVICES
        60,000   Krung Thai Thanakit PLC
                   (Local)*.......................        243,050
       120,000   Krung Thai Thanakit PLC*.........        486,100
         4,074   SCF Finance & Securities Co.,
                   Ltd.*..........................         19,254
        13,000   Securities One, Ltd..............        121,843
         3,235   Siam City Finance & Securities
                   Co. Ltd.*......................         15,289
                                                    -------------
                                                          885,536
                                                    -------------
                 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
        25,000   Charoen Pokphand Feedmill Co.
                   Ltd............................        122,121
                                                    -------------
                 HOUSEHOLD FURNISHINGS & APPLIANCES
        48,000   Sanyo  Universal   Electic   Co.,
                   Ltd............................        209,690
                                                    -------------
                 INVESTMENT COMPANIES
       600,000   Ruang Khao 2 Fund................        303,813
                                                    -------------
                 METALS & MINING
        25,000   Ban Pu Coal Co., Ltd.............        544,083
                                                    -------------
                 OIL RELATED
        45,000   PTT Exploration & Production
                   Public Co., Ltd................        471,803
                                                    -------------
                 REAL ESTATE
        58,000   Land & House Co. Ltd.............        953,614
                                                    -------------
                 TELECOMMUNICATIONS
        18,500   Advanced Information Services....        327,681
        55,000   Jasmine International Public Co.,
                   Ltd............................        281,771
        20,000   United Communication Industry....        255,759
                                                    -------------
                                                          865,211
                                                    -------------
                 TRANSPORTATION
       167,400   Thai Airways International Ltd...        289,194
                                                    -------------
                 TOTAL THAILAND...................     10,434,094
                                                    -------------
                 TOTAL COMMON AND PREFERRED
                   STOCKS, WARRANTS, RIGHTS AND
                   BONDS (IDENTIFIED COST
                   $90,591,024)...................     94,264,235
                                                    -------------

  CURRENCY
 AMOUNT (IN
 THOUSANDS)
------------
              PURCHASED PUT OPTION ON FOREIGN CURRENCY (0.3%)
    Y130,000  January 10, 1996/Y100.55
                (Identified Cost $347,100)......        331,500
                                                  -------------

DEAN WITTER VARIABLE INVESTMENT SERIES--PACIFIC GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
 AMOUNT (IN
 THOUSANDS)                                           VALUE
------------                                      -------------
              SHORT-TERM INVESTMENT (A) (3.1%)
              U.S. GOVERNMENT AGENCY
$      3,000  Federal Home Loan Mortgage Corp.
              5.75% due 01/02/96 (Amortized Cost
              $2,999,521).......................  $   2,999,521
                                                  -------------

TOTAL INVESTMENTS (IDENTIFIED COST
  $93,937,645) (B)................       99.3%    97,595,256

CASH AND OTHER ASSETS IN EXCESS OF
  LIABILITIES.....................        0.7        735,039
                                    ----------  ------------

NET ASSETS........................      100.0%  $ 98,330,295
                                    ----------  ------------
                                    ----------  ------------

------------------
ADR  AMERICAN DEPOSITORY RECEIPT.
GDR  GLOBAL DEPOSITORY RECEIPT.
GDS  GLOBAL DEPOSITORY SHARES.
 K   IN THOUSANDS.
 *   NON-INCOME PRODUCING SECURITY.
**   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
(A) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $95,094,341; THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $8,730,807 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $6,229,892, RESULTING IN NET UNREALIZED APPRECIATION OF $2,500,915.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 1995:

   CONTRACTS        IN EXCHANGE     DELIVERY    UNREALIZED
   TO DELIVER           FOR           DATE     APPRECIATION
----------------  ----------------  --------  ---------------
$        230,960  MYR      586,916  01/02/96  $          246
Y      9,306,169  $         90,730  01/04/96             684
                                                       -----
                                   Total
unrealized appreciation ....................  $          930
                                                       -----
                                                       -----

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES--PACIFIC GROWTH
SUMMARY OF INVESTMENTS DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                              PERCENT OF
INDUSTRY                           VALUE      NET ASSETS
------------------------------  ------------  ----------
Agriculture...................  $    453,021        0.5%
Auto Related..................        62,119        0.1
Automotive....................     3,542,010        3.6
Banking.......................    12,459,325       12.7
Banks - Commercial............       918,328        0.9
Building & Construction.......     3,037,741        3.0
Building Materials............     4,142,887        4.2
Business Services.............       848,330        0.9
Chemicals.....................     1,046,978        1.1
Commercial Services...........        93,662        0.1
Computer Software & Services..       158,055        0.2
Computers.....................       454,465        0.5
Computers - Systems...........        78,084        0.1
Conglomerates.................     5,362,224        5.4
Construction Equipment........       471,570        0.5
Data Processing...............        57,668        0.1
Electronic & Electrical
 Equipment....................     4,253,360        4.4
Electronics...................       502,292        0.6
Entertainment.................     1,389,105        1.4
Financial Services............     3,794,333        3.9
Food, Beverage, Tobacco &
 Household Products...........     3,558,429        3.6
Foreign Currency Put Option...       331,500        0.3
Forest Products, Paper &
 Packaging....................     1,071,140        1.1
Gas...........................       153,339        0.2
Health & Personal Care........        35,414        0.0
Hotels........................       291,823        0.3
Household Furnishings &
 Appliances...................       254,586        0.2

                                              PERCENT OF
INDUSTRY                           VALUE      NET ASSETS
------------------------------  ------------  ----------
Industrials...................  $    476,050        0.5%
Insurance.....................       927,367        0.9
Investment Companies..........       797,063        0.8
Leisure.......................     1,007,051        1.0
Machine Tools.................       144,944        0.1
Machinery.....................     1,281,370        1.3
Manufacturing.................     1,208,457        1.2
Medical Supplies..............        55,733        0.1
Merchandising.................        74,891        0.1
Metals........................     1,244,510        1.2
Metals & Mining...............     1,138,905        1.1
Multi-Industry................     1,483,153        1.5
Natural Gas...................       154,969        0.2
Oil Related...................     1,925,620        2.0
Pharmaceuticals...............       895,818        0.9
Photography...................       435,092        0.4
Plantation....................       396,396        0.4
Publishing....................       534,022        0.5
Real Estate...................    12,551,711       12.8
Retail........................       426,764        0.4
Retail - General Merchandise..       171,262        0.2
Retail - Specialty............       276,658        0.3
Shipbuilding..................       742,750        0.8
Steel & Iron..................     1,182,430        1.2
Telecommunications............     6,151,987        6.2
Textiles......................       674,520        0.7
Transportation................     4,130,017        4.1
U.S. Government Agency........     2,999,521        3.1
Utilities.....................     4,616,558        4.7
Wholesale & International
 Trade........................        96,759        0.1
Wholesale Distributor.........       571,120        0.6
                                ------------      -----
                                $ 97,595,256       99.3%
                                ------------      -----
                                ------------      -----

--------------------------------------------------------------------------------

                                                                                                       PERCENT OF
TYPE OF INVESTMENT                                                                          VALUE      NET ASSETS
---------------------------------------------------------------------------------------  ------------  ----------
Common Stocks..........................................................................  $ 89,869,914       91.4%
Convertible Bonds......................................................................     4,047,329        4.1
Foreign Currency Put Option............................................................       331,500        0.3
Preferred Stocks.......................................................................       260,000        0.3
Short-Term Investment..................................................................     2,999,521        3.1
Rights.................................................................................        20,850        0.0
Warrants...............................................................................        66,142        0.1
                                                                                         ------------      -----
                                                                                         $ 97,595,256       99.3%
                                                                                         ------------      -----
                                                                                         ------------      -----

DEAN WITTER VARIABLE INVESTMENT SERIES--EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                VALUE
-----------                                        ---------------
             COMMON STOCKS (83.2%)
             AEROSPACE (2.0%)
    69,000   Boeing Co...........................  $     5,407,875
    20,000   United Technologies Corp............        1,897,500
                                                   ---------------
                                                         7,305,375
                                                   ---------------
             AGRICULTURE RELATED (3.1%)
    45,000   Case Corp...........................        2,058,750
    70,000   IMC Global, Inc.....................        2,861,250
    70,000   Pioneer Hi-Bred International,
               Inc...............................        3,893,750
    34,000   Potash  Corp. of  Saskatchewan, Inc.
               (Canada)..........................        2,409,750
                                                   ---------------
                                                        11,223,500
                                                   ---------------
             BANKS (2.7%)
    39,000   Bank of Boston Corp.................        1,803,750
    50,000   BankAmerica Corp....................        3,237,500
    35,000   Chase Manhattan Corp................        2,121,875
    20,000   First Interstate Bancorp............        2,730,000
                                                   ---------------
                                                         9,893,125
                                                   ---------------
             BEVERAGES - SOFT DRINKS (1.6%)
    30,000   Coca Cola Co........................        2,227,500
    60,000   PepsiCo Inc.........................        3,352,500
                                                   ---------------
                                                         5,580,000
                                                   ---------------
             BIOTECHNOLOGY (5.2%)
    70,000   Amgen Inc.*.........................        4,147,500
    50,000   Biochem Pharma, Inc.*...............        2,000,000
    50,000   Biogen Inc.*........................        3,050,000
    70,000   Centocor, Inc.*.....................        2,161,250
    15,000   Chiron Corp.*.......................        1,657,500
   131,000   Guidant Corp........................        5,534,750
                                                   ---------------
                                                        18,551,000
                                                   ---------------
             CAPITAL GOODS (1.2%)
    22,400   AlliedSignal, Inc...................        1,064,000
    40,000   Lockheed Martin Corp................        3,160,000
                                                   ---------------
                                                         4,224,000
                                                   ---------------
             CHEMICALS (0.9%)
    25,000   Monsanto Co.........................        3,062,500
                                                   ---------------
             COMMUNICATIONS - EQUIPMENT & SOFTWARE (1.2%)
    56,000   Cisco Systems, Inc.*................        4,179,000
                                                   ---------------
             COMMUNICATIONS - SOFTWARE & SERVICES (1.7%)
    40,000   America Online, Inc.*...............        1,490,000
     4,000   CKS Group, Inc.*....................          155,000
    22,000   Intuit, Inc.*.......................        1,716,000
    20,000   Macromedia, Inc.*...................        1,037,500
    20,000   Quarterdeck Corp.*..................          547,500
    23,000   Sun Microsystems, Inc.*.............        1,049,375
                                                   ---------------
                                                         5,995,375
                                                   ---------------
             COMMUNICATIONS PRODUCTS & SERVICES (0.6%)
    50,000   Picturetel Corp.*...................        2,143,750
                                                   ---------------
             COMPUTER SERVICES (1.1%)
    75,000   General Motors Corp. (Class E)......        3,900,000
                                                   ---------------
             COMPUTER SOFTWARE (0.8%)
    25,000   Adobe Systems, Inc..................        1,550,000
    36,000   PeopleSoft, Inc.*...................        1,530,000
                                                   ---------------
                                                         3,080,000
                                                   ---------------

 NUMBER OF
  SHARES                                                VALUE
-----------                                        ---------------
             COMPUTER SOFTWARE & SERVICES (0.1%)
     2,000   Citrix Systems, Inc.*...............  $        65,000
    10,000   Elcom International, Inc.*..........          150,000
                                                   ---------------
                                                           215,000
                                                   ---------------
             CONSUMER BUSINESS SERVICES (4.3%)
    45,000   Automatic Data Processing, Inc......        3,341,250
    35,000   Computer Sciences Corp.*............        2,458,750
    50,000   DST Systems, Inc.*..................        1,425,000
    42,819   First Data Corp.....................        2,863,521
    26,700   HFS, Inc.*..........................        2,182,725
    40,000   Reuters Holdings PLC (ADR) (United
               Kingdom)..........................        2,210,000
    20,000   Service Corp. International.........          880,000
                                                   ---------------
                                                        15,361,246
                                                   ---------------
             CONSUMER PRODUCTS (6.4%)
    36,000   American Standard, Inc.*............        1,008,000
   100,000   Dial Corp...........................        2,962,500
    61,000   Estee Lauder Companies
               (Class A)*........................        2,127,375
     4,800   Helene Curtis Industries Inc........          151,800
    50,000   Kimberly-Clark Corp.................        4,137,500
    40,000   Mondavi (Robert) Corp. (The) (Class
               A)*...............................        1,100,000
    37,000   Philip Morris Companies, Inc........        3,348,500
    40,500   Procter & Gamble Co.................        3,361,500
    40,000   Ralston-Ralston Purina Group........        2,495,000
    75,000   Sara Lee Corp.......................        2,390,625
                                                   ---------------
                                                        23,082,800
                                                   ---------------
             DRUGS (2.7%)
    70,000   Lilly (Eli) & Co....................        3,937,500
    30,000   Pharmacia & Upjohn, Inc.............        1,162,500
    80,000   SmithKline Beecham PLC (ADR) (United
               Kingdom)..........................        4,440,000
                                                   ---------------
                                                         9,540,000
                                                   ---------------
             ELECTRONICS - DEFENSE (1.1%)
   115,000   Loral Corp..........................        4,068,125
                                                   ---------------
             ENERGY (0.5%)
    50,000   Sonat, Inc..........................        1,781,250
                                                   ---------------
             ENTERTAINMENT (1.6%)
    70,000   C U C International, Inc.*..........        2,388,750
    56,000   Walt Disney Co......................        3,304,000
                                                   ---------------
                                                         5,692,750
                                                   ---------------
             FINANCIAL - MISCELLANEOUS (6.3%)
   100,000   Ahmanson (H.F.) & Co................        2,650,000
   120,000   Bear Stearns Companies, Inc.........        2,385,000
    95,000   Countrywide Credit Industries,
               Inc...............................        2,066,250
    31,000   Donaldson, Lufkin & Jenrette,
               Inc.*.............................          968,750
    50,000   Edwards (A.G.), Inc.................        1,193,750
    30,000   Federal Home Loan Mortgage Corp.....        2,505,000
    20,000   Federal National Mortgage
               Association.......................        2,482,500
    17,000   Golden West Financial Corp..........          939,250
    40,000   Green Tree Financial Corp...........        1,055,000
    60,000   Merrill Lynch & Co., Inc............        3,060,000
    43,000   Morgan Stanley Group, Inc...........        3,466,875
                                                   ---------------
                                                        22,772,375
                                                   ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                VALUE
-----------                                        ---------------
             HEALTH MAINTENANCE ORGANIZATIONS (0.9%)
    50,000   Health Management Associates, Inc.
               (Class A)*........................  $     1,306,250
    45,000   U.S. Healthcare, Inc................        2,086,875
                                                   ---------------
                                                         3,393,125
                                                   ---------------
             HEALTHCARE PRODUCTS & SERVICES (6.3%)
    30,000   HBO & Co............................        2,287,500
   100,000   Healthcare Compare Corp.*...........        4,350,000
   120,000   Healthsource, Inc.*.................        4,320,000
    20,000   Healthsouth Corp.*..................          582,500
     6,400   Pacificare Health Systems, Inc.
               (Class A)*........................          550,400
    50,000   Pacificare Health Systems, Inc.
               (Class B)*........................        4,350,000
    40,000   Shared Medical Systems Corp.........        2,160,000
    63,000   United Healthcare Corp..............        4,126,500
                                                   ---------------
                                                        22,726,900
                                                   ---------------
             HOUSING RELATED (1.8%)
    20,000   Centex Corp.........................          695,000
   125,000   Clayton Homes, Inc..................        2,671,875
    31,600   Oakley, Inc.*.......................        1,074,400
    51,000   Oakwood Homes Corp..................        1,957,125
                                                   ---------------
                                                         6,398,400
                                                   ---------------
             INSURANCE (7.9%)
    36,000   Aetna Life & Casualty Co............        2,493,000
    40,000   Allstate Corp. (The) (Note 3).......        1,645,000
    49,000   American International Group, Inc...        4,532,500
    20,000   Chubb Corp..........................        1,935,000
     4,900   CNA Financial Corp.*................          556,150
    95,100   Exel, Ltd...........................        5,801,100
    25,000   General Re Corp.....................        3,875,000
   105,000   Prudential Reinsurance Holdings,
               Inc...............................        2,454,375
    34,500   SunAmerica Inc......................        1,638,750
    60,000   Travelers Group, Inc................        3,772,500
                                                   ---------------
                                                        28,703,375
                                                   ---------------
             MEDIA GROUP (1.5%)
    36,000   Clear Channel Communications,
               Inc.*.............................        1,588,500
   105,000   Infinity Broadcasting Corp.*........        3,911,250
                                                   ---------------
                                                         5,499,750
                                                   ---------------
             MEDICAL PRODUCTS & SUPPLIES (3.2%)
     5,100   Becton, Dickinson & Co..............          382,500
    40,000   Boston Scientific Corp.*............        1,960,000
    40,000   IDEXX Laboratories, Inc.*...........        1,860,000
    39,800   Medtronic Inc.......................        2,223,825
    15,000   Neuromedical Systems, Inc.*.........          300,000
    20,000   Omnicare, Inc.......................          895,000
    45,000   St. Jude Medical, Inc.*.............        1,923,750
    50,000   Target Therapeutics, Inc.*..........        2,137,500
                                                   ---------------
                                                        11,682,575
                                                   ---------------
 NUMBER OF
  SHARES                                                VALUE
-----------                                        ---------------
             MISCELLANEOUS (1.1%)
    75,000   Thermo Electron Corp.*..............  $     3,900,000
                                                   ---------------
             MULTI-LINE INSURANCE (0.9%)
    30,000   CIGNA Corp..........................        3,097,500
                                                   ---------------
             PHARMACEUTICALS (4.7%)
    35,000   American Home Products Corp.........        3,395,000
    30,000   Bristol-Myers Squibb Co.............        2,576,250
    60,000   Johnson & Johnson...................        5,137,500
    60,000   Merck & Co., Inc....................        3,945,000
    30,000   Pfizer, Inc.........................        1,890,000
                                                   ---------------
                                                        16,943,750
                                                   ---------------
             RESTAURANTS (0.6%)
    10,000   Boston Chicken, Inc.*...............          320,000
    20,000   Lone Star Steakhouse & Saloon,
               Inc.*.............................          765,000
    44,000   Starbucks Corp.*....................          918,500
                                                   ---------------
                                                         2,003,500
                                                   ---------------
             RETAIL (3.3%)
    70,000   Federated Department Stores,
               Inc.*.............................        1,925,000
     8,000   General Nutrition Companies,
               Inc.*.............................          184,000
   120,000   Gucci Group NV (ADR) (Italy)*.......        4,665,000
    10,000   Home Depot, Inc.....................          478,750
    40,000   St. John Knits, Inc.................        2,125,000
    80,000   Walgreen Co.........................        2,390,000
                                                   ---------------
                                                        11,767,750
                                                   ---------------
             TELECOMMUNICATION EQUIPMENT (0.1%)
    19,352   Ericsson (L.M.) Telephone Co. AB
               (ADR) (Sweden)....................          374,945
                                                   ---------------
             TELECOMMUNICATIONS (5.1%)
    30,000   ADC Telecommunications, Inc.*.......        1,087,500
    39,000   Ascend Communications, Inc.*........        3,163,875
    40,000   AT&T Corp...........................        2,590,000
    30,000   Cascade Communications Corp.*.......        2,550,000
    75,000   GTE Corp............................        3,300,000
    23,000   Shiva Corp.*........................        1,673,288
    32,000   Stratacom, Inc.*....................        2,336,000
    50,000   WorldCom Inc.*......................        1,762,500
                                                   ---------------
                                                        18,463,163
                                                   ---------------
             TRANSPORTATION (0.7%)
    35,000   Burlington Northern Santa Fe
               Corp..............................        2,730,000
                                                   ---------------
             TOTAL COMMON STOCKS (IDENTIFIED COST
               $263,416,335).....................      299,335,904
                                                   ---------------

 PRINCIPAL
AMOUNT (IN
THOUSANDS)
-----------
             U.S. GOVERNMENT OBLIGATION (14.7%)
 $  47,000   U.S. Treasury Bond 6.875% due
               08/15/25 (Identified Cost
               $51,829,531)......................       53,014,530
                                                   ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN
THOUSANDS)                                              VALUE
-----------                                        ---------------
             SHORT-TERM INVESTMENT (1.7%)
             REPURCHASE AGREEMENT
 $   5,915   The Bank of New York (dated
             12/29/95; proceeds $5,917,332;
             collateralized by $6,271,607 U.S.
             Treasury Bill 5.23% due 09/19/96
             valued at $6,033,667) (Identified
             Cost $5,915,360)....................  $     5,915,360
                                                   ---------------

                                                        VALUE
                                                   ---------------

TOTAL INVESTMENTS (IDENTIFIED
 COST $321,161,226) (A)..........       99.6%  $ 358,265,794

OTHER ASSETS IN EXCESS OF
 LIABILITIES.....................        0.4       1,513,576
                                   ----------  -------------

NET ASSETS.......................      100.0%  $ 359,779,370
                                   ----------  -------------
                                   ----------  -------------

------------------
ADR  AMERICAN DEPOSITORY RECEIPT.
 *   NON-INCOME PRODUCING SECURITY.
(A) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES IDENTIFIED COST.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES--STRATEGIST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                VALUE
-----------                                        ---------------
             COMMON STOCKS (74.8%)
             AEROSPACE & DEFENSE (2.0%)
    80,000   Honeywell, Inc......................  $     3,890,000
    70,000   Rockwell International Corp.........        3,701,250
                                                   ---------------
                                                         7,591,250
                                                   ---------------
             ALUMINUM (1.0%)
    70,000   Aluminum Co. of America.............        3,701,250
                                                   ---------------
             AUTOMOTIVE (2.1%)
   139,700   Ford Motor Co.......................        4,051,300
    80,000   General Motors Corp.................        4,230,000
                                                   ---------------
                                                         8,281,300
                                                   ---------------
             BANKS (1.1%)
    67,000   BankAmerica Corp....................        4,338,250
                                                   ---------------
             BANKS - MONEY CENTER (0.9%)
    61,000   Chemical Banking Corp...............        3,583,750
                                                   ---------------
             BANKS - REGIONAL (1.2%)
    21,300   Wells Fargo & Co....................        4,600,800
                                                   ---------------
             BEVERAGES - SOFT DRINKS (0.9%)
    66,000   PepsiCo Inc.........................        3,687,750
                                                   ---------------
             BIOTECHNOLOGY (1.9%)
    96,000   Autoimmune, Inc.*...................        1,056,000
    27,000   Biochem Pharma, Inc.*...............        1,080,000
    17,000   Biogen Inc.*........................        1,037,000
    38,000   Cephalon Inc.*......................        1,548,500
    11,900   Chiron Corp.*.......................        1,314,950
    69,000   Liposome Co., Inc.*.................        1,380,000
                                                   ---------------
                                                         7,416,450
                                                   ---------------
             BROKERAGE (0.8%)
    40,000   Morgan Stanley Group, Inc...........        3,225,000
                                                   ---------------
             CHEMICALS (1.9%)
    53,000   Du  Pont  (E.I.) de  Nemours  & Co.,
               Inc...............................        3,703,375
    30,000   Monsanto Co.........................        3,675,000
                                                   ---------------
                                                         7,378,375
                                                   ---------------
             CHEMICALS - SPECIALTY (0.9%)
   110,000   Georgia Gulf Corp...................        3,382,500
                                                   ---------------
             COMMUNICATIONS - EQUIPMENT & SOFTWARE (2.5%)
    74,000   Bay Networks, Inc...................        3,034,000
    40,000   Cisco Systems, Inc.*................        2,985,000
    49,600   Stratacom, Inc.*....................        3,620,800
                                                   ---------------
                                                         9,639,800
                                                   ---------------
             COMPUTER EQUIPMENT (2.0%)
    57,000   Komag Inc...........................        2,600,625
   100,000   Read Rite Corp.*....................        2,312,500
    62,000   Seagate Technology, Inc.*...........        2,945,000
                                                   ---------------
                                                         7,858,125
                                                   ---------------
             COMPUTER SERVICES (0.8%)
    62,000   General Motors Corp. (Class E)......        3,224,000
                                                   ---------------
             COMPUTER SOFTWARE (2.4%)
    55,000   Broderbund Software, Inc.*..........        3,341,250
    34,000   Microsoft Corp.*....................        2,983,500
    70,000   Oracle Systems Corp.*...............        2,957,500
                                                   ---------------
                                                         9,282,250
                                                   ---------------

 NUMBER OF
  SHARES                                                VALUE
-----------                                        ---------------
             COMPUTERS (0.6%)
    90,000   Silicon Graphics, Inc.*.............  $     2,475,000
                                                   ---------------
             COMPUTERS - SYSTEMS (1.6%)
    38,000   Hewlett-Packard Co..................        3,182,500
    33,200   International Business Machines
               Corp..............................        3,046,100
                                                   ---------------
                                                         6,228,600
                                                   ---------------
             CONSUMER PRODUCTS (0.9%)
    74,000   Tambrands, Inc......................        3,533,500
                                                   ---------------
             DRUGS (1.0%)
    38,600   Warner-Lambert Co...................        3,749,025
                                                   ---------------
             ELECTRIC - MAJOR (0.9%)
    50,000   General Electric Co.................        3,600,000
                                                   ---------------
             ELECTRICAL EQUIPMENT (0.9%)
    45,000   Emerson Electric Co.................        3,678,750
                                                   ---------------
             FINANCIAL - MISCELLANEOUS (2.4%)
    56,000   Federal Home Loan Mortgage
               Corp..............................        4,676,000
    37,000   Federal National Mortgage
               Association.......................        4,592,625
                                                   ---------------
                                                         9,268,625
                                                   ---------------
             FOODS (1.9%)
    60,000   Campbell Soup Co....................        3,600,000
    91,000   ConAgra, Inc........................        3,753,750
                                                   ---------------
                                                         7,353,750
                                                   ---------------
             HEALTHCARE - MISCELLANEOUS (2.9%)
   180,000   Coventry Corp.*.....................        3,712,500
   135,000   Humana, Inc.*.......................        3,695,625
    86,000   U.S. Healthcare, Inc................        3,988,250
                                                   ---------------
                                                        11,396,375
                                                   ---------------
             HOSPITAL MANAGEMENT (0.9%)
    71,500   Columbia/HCA Healthcare Corp........        3,628,625
                                                   ---------------
             HOUSEHOLD PRODUCTS (0.9%)
    49,000   Colgate-Palmolive Co................        3,442,250
                                                   ---------------
             INSURANCE (1.1%)
    46,000   American International Group, Inc...        4,255,000
                                                   ---------------
             METALS - MISCELLANEOUS (1.0%)
    60,000   Phelps Dodge Corp...................        3,735,000
                                                   ---------------
             MULTI-LINE INSURANCE (0.9%)
    34,000   CIGNA Corp..........................        3,510,500
                                                   ---------------
             NATURAL GAS (1.2%)
   107,000   Williams Companies, Inc.............        4,694,625
                                                   ---------------
             OFFICE EQUIPMENT & SUPPLIES (1.1%)
    93,200   Alco Standard Corp..................        4,252,250
                                                   ---------------
             OIL DRILLING & SERVICES (1.2%)
    68,000   Schlumberger Ltd. (ADR) (Netherlands
               Antilles).........................        4,709,000
                                                   ---------------
             OIL INTEGRATED - INTERNATIONAL (4.9%)
    94,000   Chevron Corp........................        4,935,000
    59,000   Exxon Corp..........................        4,727,375
    43,000   Mobil Corp..........................        4,816,000
    60,000   Texaco, Inc.........................        4,710,000
                                                   ---------------
                                                        19,188,375
                                                   ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--STRATEGIST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                VALUE
-----------                                        ---------------
             PHARMACEUTICALS (5.8%)
    86,000   Abbott Laboratories................  $     3,590,500
    36,000   American Home Products Corp........        3,492,000
    42,000   Johnson & Johnson..................        3,596,250
    76,000   Lilly (Eli) & Co...................        4,275,000
    59,000   Merck & Co., Inc...................        3,879,250
    59,000   Pfizer, Inc........................        3,717,000
                                                  ---------------
                                                       22,550,000
                                                  ---------------
             RAILROADS (1.1%)
    58,500   Conrail, Inc.......................        4,095,000
                                                  ---------------
             RETAIL (2.2%)
    58,500   Dayton-Hudson Corp.................        4,387,500
    87,000   Home Depot, Inc....................        4,165,125
                                                  ---------------
                                                        8,552,625
                                                  ---------------
             RETAIL - SPECIALTY APPAREL (0.9%)
    83,000   Gap, Inc...........................        3,486,000
                                                  ---------------
             SAVINGS & LOAN ASSOCIATIONS (2.1%)
   242,000   California Federal Bank*...........        3,811,500
   220,000   Roosevelt Financial Group, Inc.....        4,207,500
                                                  ---------------
                                                        8,019,000
                                                  ---------------
             SEMICONDUCTORS (0.7%)
    68,000   Applied Materials, Inc.*...........        2,669,000
                                                  ---------------
             SHOES (1.9%)
    65,000   Nike, Inc. (Class B)...............        4,525,625
   100,000   Reebok International Ltd. (United
               Kingdom).........................        2,825,000
                                                  ---------------
                                                        7,350,625
                                                  ---------------
             STEEL & IRON (2.0%)
   260,000   Bethlehem Steel Corp.*.............        3,640,000
   160,000   Inland Steel Industries, Inc.......        4,020,000
                                                  ---------------
                                                        7,660,000
                                                  ---------------
             TOBACCO (1.7%)
   150,000   Dimon, Inc.........................        2,643,750
    42,000   Philip Morris Companies, Inc.......        3,801,000
                                                  ---------------
                                                        6,444,750
                                                  ---------------
             UTILITIES - ELECTRIC (6.8%)
   130,000   Baltimore Gas & Electric Co........        3,705,000
   120,000   CINergy Corp.......................        3,675,000
   135,000   Consolidated Edison Co. of New
               York, Inc........................        4,320,000
   105,000   Florida Progress Corp..............        3,714,375
   110,000   General Public Utilities Corp......        3,740,000
   150,000   Houston Industries, Inc............        3,637,500
   140,000   Kansas City Power & Light Co.......        3,657,500
                                                  ---------------
                                                       26,449,375
                                                  ---------------
             UTILITIES - GAS (0.9%)
   130,000   Pacific Enterprises................        3,672,500
                                                  ---------------
             TOTAL COMMON STOCKS (IDENTIFIED
               COST $282,450,073)...............      290,838,975
                                                  ---------------

 PRINCIPAL
AMOUNT (IN
THOUSANDS)                                              VALUE
-----------                                        ---------------
             CORPORATE BONDS (10.4%)
             BANKS (2.8%)
 $   3,000   Bank of Boston Corp.
               6.875% due 07/15/03...............  $     3,102,270
     1,000   First National Bank Corp.
               7.32% due 12/01/10................        1,004,230
     2,000   First Nationwide Bank
               10.00% due 10/01/06...............        2,418,160
     2,000   Midland Bank PLC
               7.65% due 05/01/25 (United
               Kingdom)..........................        2,225,900
     2,000   Provident Bank
               6.375% due 01/15/04...............        1,991,580
                                                   ---------------
                                                        10,742,140
                                                   ---------------
             BROADCAST MEDIA (0.6%)
     2,000   Time Warner Entertainment Co. 8.375%
               due 07/15/33......................        2,156,580
                                                   ---------------
             BROKERAGE (0.6%)
     2,000   Lehman Brothers Holdings, Inc. 8.80%
               due 03/01/15......................        2,290,600
                                                   ---------------
             FINANCIAL (1.9%)
     2,000   Kemper Corp.
               6.875% due 09/15/03...............        2,060,700
     3,000   RHG Finance Corp.
               8.875% due 10/01/05...............        3,159,660
     2,000   Sun Life Financial Co. - 144A**
               6.625% due 12/15/07 (Canada)......        2,017,500
                                                   ---------------
                                                         7,237,860
                                                   ---------------
             FOREIGN GOVERNMENT AGENCY (1.4%)
     3,000   Italy (Republic of)
               6.875% due 09/27/23...............        2,928,150
     2,000   Province of Quebec
               8.625% due 12/01/26 (Canada)......        2,379,060
                                                   ---------------
                                                         5,307,210
                                                   ---------------
             HOTELS (0.5%)
     2,000   La Quinta Motor Inns, Inc.
               7.40% due 09/15/05................        2,060,000
                                                   ---------------
             INDUSTRIALS (0.5%)
     2,000   Brascan Ltd.
               7.375% due 10/01/02 (Canada)......        2,059,200
                                                   ---------------
             INSURANCE (0.6%)
     2,000   Liberty Mutual - 144A**
               8.20% due 05/04/07................        2,223,120
                                                   ---------------
             MANUFACTURING - CONSUMER & INDUSTRIAL PRODUCTS (0.5%)
     2,000   Tenneco Inc. 7.25% due 12/15/25.....        2,113,840
                                                   ---------------
             TOBACCO (0.5%)
     2,000   RJR Nabisco, Inc.
               8.75% due 08/15/05................        2,056,480
                                                   ---------------
             UTILITIES - ELECTRIC (0.5%)
     2,000   Niagara Mohawk Power Corp. 9.25% due
               10/01/01..........................        2,019,560
                                                   ---------------
             TOTAL CORPORATE BONDS (IDENTIFIED
               COST $39,070,990).................       40,266,590
                                                   ---------------

DEAN WITTER VARIABLE INVESTMENT SERIES--STRATEGIST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN
THOUSANDS)                                              VALUE
-----------                                        ---------------

             U.S. GOVERNMENT OBLIGATIONS (9.9%)
 $   4,000   U.S. Treasury Bond
               7.625% due 02/15/25...............  $     4,890,625
     4,000   U.S. Treasury Note
               6.50% due 05/15/97................        4,068,750
     5,000   U.S. Treasury Note
               6.375% due 01/15/99...............        5,154,688
    10,000   U.S. Treasury Note
               6.875% due 08/31/99...............       10,507,812
     8,000   U.S. Treasury Note
               7.75% due 11/30/99................        8,670,000
     3,000   U.S. Treasury Note
               5.75% due 08/15/03................        3,038,438
     2,000   U.S. Treasury Note
               7.50% due 02/15/05................        2,268,750
                                                   ---------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS
               (IDENTIFIED COST $37,773,199).....       38,599,063
                                                   ---------------
 PRINCIPAL
AMOUNT (IN
THOUSANDS)                                              VALUE
-----------                                        ---------------

             SHORT-TERM INVESTMENTS (A) (4.5%)
             U.S. GOVERNMENT AGENCIES
 $  12,000   Federal Home Loan Banks
               5.53% due 01/08/96................  $    11,987,096
     5,450   Federal Home Loan Mortgage Corp.
               5.75% due 01/02/96................        5,449,130
                                                   ---------------
             TOTAL SHORT-TERM INVESTMENTS
               (AMORTIZED COST $17,436,226)......       17,436,226
                                                   ---------------

TOTAL INVESTMENTS (IDENTIFIED
  COST $376,730,488)(B)..........       99.6%    387,140,854

CASH AND OTHER ASSETS IN EXCESS
  OF LIABILITIES.................        0.4       1,438,315
                                   ----------  -------------

NET ASSETS.......................      100.0%  $ 388,579,169
                                   ----------  -------------
                                   ----------  -------------

------------------
 *   NON-INCOME PRODUCING SECURITY.
**   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
(A) SECURITIES WERE PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATES SHOWN HAVE BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
(B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES IDENTIFIED COST.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER VARIABLE INVESTMENT SERIES
STATEMENTS OF ASSETS AND LIABILITIES DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                              QUALITY
                              MONEY MARKET  INCOME PLUS    HIGH YIELD    UTILITIES
                              ------------  ------------  ------------  ------------
ASSETS:
Investments in securities,
  at value *................  $250,870,737  $513,784,802  $151,385,614  $476,747,481
Cash........................         6,285       --            --            --
Receivable for:
  Investments sold..........       --            --            --            --
  Shares of beneficial
    interest sold...........         1,233           620       126,030       245,704
  Dividends.................       --            --            --          1,479,466
  Interest..................       694,030     7,101,739     2,946,799       907,704
  Foreign withholding taxes
    reclaimed...............       --            --            --            --
Prepaid expenses and other
  assets....................         5,032        10,237         3,837         8,252
                              ------------  ------------  ------------  ------------
        TOTAL ASSETS........   251,577,317   520,897,398   154,462,280   479,388,607
                              ------------  ------------  ------------  ------------
LIABILITIES:
Payable for:
  Investments purchased.....       --            --            --            --
  Shares of beneficial
    interest repurchased....     1,646,410        16,965         4,877            18
  Investment management
    fee.....................        98,057       217,049        64,192       258,611
Accrued expenses and other
  payables..................        46,264        84,829        83,626        59,833
                              ------------  ------------  ------------  ------------
        TOTAL LIABILITIES...     1,790,731       318,843       152,695       318,462
                              ------------  ------------  ------------  ------------
NET ASSETS:
Paid-in-capital.............   249,786,564   510,241,645   246,550,419   414,225,788
Accumulated undistributed
  net investment income
  (distributions in excess
  of net investment
  income)...................            22       608,166       494,390         5,421
Accumulated undistributed
  net realized gain
  (accumulated net realized
  loss).....................       --        (24,851,611)  (74,113,150)    1,146,581
Net unrealized appreciation
  (depreciation)............       --         34,580,355   (18,622,074)   63,692,355
                              ------------  ------------  ------------  ------------
        NET ASSETS..........  $249,786,586  $520,578,555  $154,309,585  $479,070,145
                              ------------  ------------  ------------  ------------
                              ------------  ------------  ------------  ------------
*IDENTIFIED COST............  $250,870,737  $479,204,447  $170,007,688  $413,055,126
                              ------------  ------------  ------------  ------------
                              ------------  ------------  ------------  ------------
SHARES OF BENEFICIAL
  INTEREST OUTSTANDING......   249,786,564    47,512,749    24,631,652    32,623,759
                              ------------  ------------  ------------  ------------
                              ------------  ------------  ------------  ------------
NET ASSET VALUE PER
  SHARE (unlimited
  authorized shares of $.01
  par value)................         $1.00        $10.96         $6.26        $14.68
                              ------------  ------------  ------------  ------------
                              ------------  ------------  ------------  ------------

------------------
  **    Includes foreign cash of $213,177 and $292,982, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                            GLOBAL
                                DIVIDEND      CAPITAL      DIVIDEND       EUROPEAN         PACIFIC
                                 GROWTH       GROWTH        GROWTH         GROWTH          GROWTH          EQUITY      STRATEGIST
                              ------------  -----------  ------------  --------------   -------------   ------------  ------------
ASSETS:
Investments in securities,
  at value *................  $865,701,687  $67,150,643  $204,740,938  $  185,926,037   $  97,595,256   $358,265,794  $387,140,854
Cash........................         4,367        1,657     1,150,008         770,522**       720,054**      --             49,045
Receivable for:
  Investments sold..........       --           --            237,772       1,292,043         364,341      3,585,460       --
  Shares of beneficial
    interest sold...........       218,339        6,853       266,638          14,082         406,298        682,738         3,681
  Dividends.................     1,707,909       63,899       413,396         434,580          34,875        238,033       176,730
  Interest..................       725,341      --            --                4,526          53,658      1,221,982     1,480,158
  Foreign withholding taxes
    reclaimed...............       --           --            249,370         267,797        --              --            --
Prepaid expenses and other
  assets....................         9,047        1,941         3,101           9,333           4,403          4,436         4,467
                              ------------  -----------  ------------  --------------   -------------   ------------  ------------
        TOTAL ASSETS........   868,366,690   67,224,993   207,061,223     188,718,920      99,178,885    363,998,443   388,854,935
                              ------------  -----------  ------------  --------------   -------------   ------------  ------------
LIABILITIES:
Payable for:
  Investments purchased.....     2,464,675      146,069     1,158,449         353,904         512,806      3,989,715       --
  Shares of beneficial
    interest repurchased....         3,659       19,073           178          15,285         145,464         11,367        53,075
  Investment management
    fee.....................       417,687       36,592       127,465         156,935          80,925        149,095       164,176
Accrued expenses and other
  payables..................        63,843       28,089        36,607          73,387         109,395         68,896        58,515
                              ------------  -----------  ------------  --------------   -------------   ------------  ------------
        TOTAL LIABILITIES...     2,949,864      229,823     1,322,699         599,511         848,590      4,219,073       275,766
                              ------------  -----------  ------------  --------------   -------------   ------------  ------------
NET ASSETS:
Paid-in-capital.............   669,362,004   51,954,425   179,339,978     144,279,577      97,893,332    268,049,930   374,579,116
Accumulated undistributed
  net investment income
  (distributions in excess
  of net investment
  income)...................        17,214      131,980        73,685        (210,717)      1,563,457         21,743        47,313
Accumulated undistributed
  net realized gain
  (accumulated net realized
  loss).....................    23,590,802      699,431     6,036,504      11,343,892      (4,782,846)    54,603,129     3,542,374
Net unrealized appreciation
  (depreciation)............   172,446,806   14,209,334    20,288,357      32,706,657       3,656,352     37,104,568    10,410,366
                              ------------  -----------  ------------  --------------   -------------   ------------  ------------
        NET ASSETS..........  $865,416,826  $66,995,170  $205,738,524  $  188,119,409   $  98,330,295   $359,779,370  $388,579,169
                              ------------  -----------  ------------  --------------   -------------   ------------  ------------
                              ------------  -----------  ------------  --------------   -------------   ------------  ------------
*IDENTIFIED COST............  $693,254,881  $52,941,309  $184,452,332  $  153,222,895   $  93,937,645   $321,161,226  $376,730,488
                              ------------  -----------  ------------  --------------   -------------   ------------  ------------
                              ------------  -----------  ------------  --------------   -------------   ------------  ------------
SHARES OF BENEFICIAL
  INTEREST OUTSTANDING......    55,505,453    4,400,596    17,604,594      10,731,379      10,136,924     13,258,498    31,223,334
                              ------------  -----------  ------------  --------------   -------------   ------------  ------------
                              ------------  -----------  ------------  --------------   -------------   ------------  ------------
NET ASSET VALUE PER
  SHARE (unlimited
  authorized shares of $.01
  par value)................        $15.59       $15.22        $11.69          $17.53           $9.70         $27.14        $12.45
                              ------------  -----------  ------------  --------------   -------------   ------------  ------------
                              ------------  -----------  ------------  --------------   -------------   ------------  ------------

DEAN WITTER VARIABLE INVESTMENT SERIES
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                 MONEY       QUALITY
                                MARKET     INCOME PLUS   HIGH YIELD    UTILITIES
                              -----------  ------------  -----------  ------------
INVESTMENT INCOME:
  INCOME
    Interest (Note 3).......  $15,059,748  $ 35,327,744  $17,789,371  $  3,728,673
    Dividends...............      --             21,333      --         16,077,649*
                              -----------  ------------  -----------  ------------
        TOTAL INCOME........   15,059,748    35,349,077   17,789,371    19,806,322
                              -----------  ------------  -----------  ------------
  EXPENSES
    Investment management
      fee...................    1,243,727     2,323,329      673,472     2,749,873
    Transfer agent fees and
      expenses..............          500           500          500           500
    Shareholder reports and
      notices...............       15,494        44,894        7,381        44,995
    Professional fees.......       28,956        35,332       17,006        30,283
    Trustees' fees and
      expenses..............        3,620         4,790        1,723         1,471
    Custodian fees..........       18,466        80,099       17,294        31,256
    Other...................        7,485        14,207        4,669         8,809
                              -----------  ------------  -----------  ------------
        TOTAL EXPENSES......    1,318,248     2,503,151      722,045     2,867,187
                              -----------  ------------  -----------  ------------
            NET INVESTMENT
              INCOME........   13,741,500    32,845,926   17,067,326    16,939,135
                              -----------  ------------  -----------  ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS):
  Net realized gain (loss)
    on:
    Investments.............      --         14,651,610   (1,098,358)    3,776,681
    Foreign exchange
      transactions..........      --            --           --            --
                              -----------  ------------  -----------  ------------
        TOTAL GAIN (LOSS)...      --         14,651,610   (1,098,358)    3,776,681
                              -----------  ------------  -----------  ------------
  Net change in unrealized
   appreciation/depreciation
    on:
    Investments (Note 3)....      --         53,023,332    2,521,011    86,839,183
    Translation of forward
      foreign currency
      contracts, other
      assets and liabilities
      denominated in foreign
      currencies............      --            --           --            --
                              -----------  ------------  -----------  ------------
        TOTAL APPRECIATION
          (DEPRECIATION)....      --         53,023,332    2,521,011    86,839,183
                              -----------  ------------  -----------  ------------
        NET GAIN............      --         67,674,942    1,422,653    90,615,864
                              -----------  ------------  -----------  ------------
            NET INCREASE....  $13,741,500  $100,520,868  $18,489,979  $107,554,999
                              -----------  ------------  -----------  ------------
                              -----------  ------------  -----------  ------------

------------------
  *    Net of $158,871, $98,210, $958, $453,445, $675,304, $157,967 and $16,912,
       foreign withholding tax, respectively.
  **    Net of $1,158 foreign withholding tax.

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                             GLOBAL
                                DIVIDEND       CAPITAL      DIVIDEND      EUROPEAN       PACIFIC
                                 GROWTH        GROWTH        GROWTH        GROWTH         GROWTH        EQUITY     STRATEGIST
                              ------------   -----------   -----------   -----------   ------------   -----------  -----------
INVESTMENT INCOME:
  INCOME
    Interest (Note 3).......  $  2,345,394   $    51,889   $    58,190   $   386,924   $    200,050** $ 1,586,697  $20,834,531
    Dividends...............    21,530,514*      748,774*    5,143,688*    3,695,825*     2,014,994*    2,625,639*     838,822
                              ------------   -----------   -----------   -----------   ------------   -----------  -----------
        TOTAL INCOME........    23,875,908       800,663     5,201,878     4,082,749      2,215,044     4,212,336   21,673,353
                              ------------   -----------   -----------   -----------   ------------   -----------  -----------
  EXPENSES
    Investment management
      fee...................     4,179,067       362,068     1,254,908     1,686,856        828,671     1,393,980    1,952,643
    Transfer agent fees and
      expenses..............           500           500           500           500            500           500          500
    Shareholder reports and
      notices...............        50,772         2,082        13,106        11,535          7,533        19,594       27,512
    Professional fees.......        31,346        26,043        33,263        23,519         33,150        30,950       36,430
    Trustees' fees and
      expenses..............         6,543           590           817         2,099            730         3,886        3,880
    Custodian fees..........        51,181        15,460       170,145       236,456        319,038        51,675       15,730
    Other...................         4,110         6,493       --              7,292          3,425         3,142        3,256
                              ------------   -----------   -----------   -----------   ------------   -----------  -----------
        TOTAL EXPENSES......     4,323,519       413,236     1,472,739     1,968,257      1,193,047     1,503,727    2,039,951
                              ------------   -----------   -----------   -----------   ------------   -----------  -----------
            NET INVESTMENT
              INCOME........    19,552,389       387,427     3,729,139     2,114,492      1,021,997     2,708,609   19,633,402
                              ------------   -----------   -----------   -----------   ------------   -----------  -----------
NET REALIZED AND UNREALIZED
  GAIN (LOSS):
  Net realized gain (loss)
    on:
    Investments.............    25,514,561     2,153,798     6,243,149    11,970,959     (4,022,048)   66,181,855    4,287,366
    Foreign exchange
      transactions..........       --            --             57,088      (974,238)     1,261,672       --           --
                              ------------   -----------   -----------   -----------   ------------   -----------  -----------
        TOTAL GAIN (LOSS)...    25,514,561     2,153,798     6,300,237    10,996,721     (2,760,376)   66,181,855    4,287,366
                              ------------   -----------   -----------   -----------   ------------   -----------  -----------
  Net change in unrealized
   appreciation/depreciation
    on:
    Investments (Note 3)....   170,908,947    13,237,372    23,343,108    24,666,861      6,496,888    28,684,738   10,997,160
    Translation of forward
      foreign currency
      contracts, other
      assets and liabilities
      denominated in foreign
      currencies............       --            --             (1,429)      (28,116)        (3,754)      --           --
                              ------------   -----------   -----------   -----------   ------------   -----------  -----------
        TOTAL APPRECIATION
          (DEPRECIATION)....   170,908,947    13,237,372    23,341,679    24,638,745      6,493,134    28,684,738   10,997,160
                              ------------   -----------   -----------   -----------   ------------   -----------  -----------
        NET GAIN............   196,423,508    15,391,170    29,641,916    35,635,466      3,732,758    94,866,593   15,284,526
                              ------------   -----------   -----------   -----------   ------------   -----------  -----------
            NET INCREASE....  $215,975,897   $15,778,597   $33,371,055   $37,749,958   $  4,754,755   $97,575,202  $34,917,928
                              ------------   -----------   -----------   -----------   ------------   -----------  -----------
                              ------------   -----------   -----------   -----------   ------------   -----------  -----------

DEAN WITTER VARIABLE INVESTMENT SERIES
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED DECEMBER 31,

                                       MONEY MARKET                   QUALITY INCOME PLUS
                              -------------------------------   -------------------------------
                                   1995             1994             1995             1994
                              --------------   --------------   --------------   --------------
INCREASE (DECREASE) IN NET
  ASSETS:
  Operations:
    Net investment income...  $   13,741,500   $    7,923,278   $   32,845,926   $   32,040,580
    Net realized gain
      (loss)................        --               --             14,651,610      (38,500,832)
    Net change in unrealized
 appreciation/depreciation..        --               --             53,023,332      (28,248,118)
                              --------------   --------------   --------------   --------------
        Net increase
          (decrease)........      13,741,500        7,923,278      100,520,868      (34,708,370)
                              --------------   --------------   --------------   --------------
  Dividends and
    distributions from:
    Net investment income...     (13,741,498)      (7,923,343)     (32,322,904)     (31,956,022)
    Net realized gain.......        --               --               --             (8,412,812)
    In excess of net
      investment income.....        --               --               --               --
                              --------------   --------------   --------------   --------------
        Total...............     (13,741,498)      (7,923,343)     (32,322,904)     (40,368,834)
                              --------------   --------------   --------------   --------------
  Transactions in shares of
    beneficial interest:
    Net proceeds from
      sales.................      96,881,194      243,270,066       36,146,570       62,213,515
    Reinvestment of
      dividends and
      distributions.........      13,741,498        7,923,343       32,322,904       40,368,834
    Cost of shares
      repurchased...........    (129,460,561)    (112,493,978)     (30,993,795)    (100,246,764)
                              --------------   --------------   --------------   --------------
        Net increase
          (decrease)........     (18,837,869)     138,699,431       37,475,679        2,335,585
                              --------------   --------------   --------------   --------------
        Total increase
          (decrease)........     (18,837,867)     138,699,366      105,673,643      (72,741,619)
NET ASSETS:
  Beginning of period.......     268,624,453      129,925,087      414,904,912      487,646,531
                              --------------   --------------   --------------   --------------
  END OF PERIOD.............  $  249,786,586   $  268,624,453   $  520,578,555   $  414,904,912
                              --------------   --------------   --------------   --------------
                              --------------   --------------   --------------   --------------
Undistributed Net Investment
  Income....................  $           22   $           20   $      608,166   $       85,136
                              --------------   --------------   --------------   --------------
                              --------------   --------------   --------------   --------------
SHARES ISSUED AND
  REPURCHASED:
  Sold......................      96,881,194      243,270,066        3,515,633        5,844,176
  Issued in reinvestment of
    dividends and
    distributions...........      13,741,498        7,923,343        3,154,028        4,051,038
  Repurchased...............    (129,460,561)    (112,493,978)      (3,077,582)     (10,177,416)
                              --------------   --------------   --------------   --------------
  Net increase (decrease)...     (18,837,869)     138,699,431        3,592,079         (282,202)
                              --------------   --------------   --------------   --------------
                              --------------   --------------   --------------   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                       HIGH YIELD                       UTILITIES                    DIVIDEND GROWTH
                              -----------------------------   -----------------------------   -----------------------------
                                  1995            1994            1995            1994            1995            1994
                              -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET
  ASSETS:
  Operations:
    Net investment income...  $  17,067,326   $  13,505,893   $  16,939,135   $  18,140,133   $  19,552,389   $  17,272,310
    Net realized gain
      (loss)................     (1,098,358)     (5,517,509)      3,776,681      (2,172,266)     25,514,561      12,620,382
    Net change in unrealized
 appreciation/depreciation..      2,521,011     (11,772,750)     86,839,183     (59,919,164)    170,908,947     (48,245,643)
                              -------------   -------------   -------------   -------------   -------------   -------------
        Net increase
          (decrease)........     18,489,979      (3,784,366)    107,554,999     (43,951,297)    215,975,897     (18,352,951)
                              -------------   -------------   -------------   -------------   -------------   -------------
  Dividends and
    distributions from:
    Net investment income...    (16,648,733)    (13,464,211)    (18,544,715)    (17,878,751)    (20,821,765)    (16,780,838)
    Net realized gain.......       --              --              --            (2,681,110)    (12,652,636)       --
    In excess of net
      investment income.....       --              --              --              --              --              --
                              -------------   -------------   -------------   -------------   -------------   -------------
        Total...............    (16,648,733)    (13,464,211)    (18,544,715)    (20,559,861)    (33,474,401)    (16,780,838)
                              -------------   -------------   -------------   -------------   -------------   -------------
  Transactions in shares of
    beneficial interest:
    Net proceeds from
      sales.................     36,566,043      45,115,268      25,533,783      48,664,778     101,006,743     142,834,351
    Reinvestment of
      dividends and
      distributions.........     16,648,733      13,464,211      18,544,715      20,559,861      33,474,401      16,780,838
    Cost of shares
      repurchased...........    (12,680,679)    (19,597,061)    (36,430,389)   (113,235,763)    (24,518,137)    (34,674,217)
                              -------------   -------------   -------------   -------------   -------------   -------------
        Net increase
          (decrease)........     40,534,097      38,982,418       7,648,109     (44,011,124)    109,963,007     124,940,972
                              -------------   -------------   -------------   -------------   -------------   -------------
        Total increase
          (decrease)........     42,375,343      21,733,841      96,658,393    (108,522,282)    292,464,503      89,807,183
NET ASSETS:
  Beginning of period.......    111,934,242      90,200,401     382,411,752     490,934,034     572,952,323     483,145,140
                              -------------   -------------   -------------   -------------   -------------   -------------
  END OF PERIOD.............  $ 154,309,585   $ 111,934,242   $ 479,070,145   $ 382,411,752   $ 865,416,826   $ 572,952,323
                              -------------   -------------   -------------   -------------   -------------   -------------
                              -------------   -------------   -------------   -------------   -------------   -------------
Undistributed Net Investment
  Income....................  $     494,390   $      75,797   $       5,421   $   1,610,911   $      17,214   $   1,286,590
                              -------------   -------------   -------------   -------------   -------------   -------------
                              -------------   -------------   -------------   -------------   -------------   -------------
SHARES ISSUED AND
  REPURCHASED:
  Sold......................      5,834,627       6,446,698       1,947,513       3,765,654       7,140,373      11,460,639
  Issued in reinvestment of
    dividends and
    distributions...........      2,658,293       2,019,283       1,407,989       1,653,504       2,413,931       1,370,617
  Repurchased...............     (2,029,027)     (2,991,013)     (2,821,228)     (9,048,385)     (1,815,800)     (2,857,510)
                              -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease)...      6,463,893       5,474,968         534,274      (3,629,227)      7,738,504       9,973,746
                              -------------   -------------   -------------   -------------   -------------   -------------
                              -------------   -------------   -------------   -------------   -------------   -------------

DEAN WITTER VARIABLE INVESTMENT SERIES
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEAR ENDED DECEMBER 31,

                                      CAPITAL GROWTH               GLOBAL DIVIDEND GROWTH
                              -------------------------------   -----------------------------
                                  1995             1994             1995          1994 (1)
                              ------------   ----------------   -------------   -------------
INCREASE (DECREASE) IN NET
  ASSETS:
  Operations:
    Net investment income...  $   387,427       $     425,853   $   3,729,139   $   1,847,100
    Net realized gain
      (loss)................    2,153,798            (927,479)      6,300,237          16,433
    Net change in unrealized
appreciation/depreciation...   13,237,372            (158,687)     23,341,679      (3,053,322)
                              ------------   ----------------   -------------   -------------
        Net increase
          (decrease)........   15,778,597            (660,313)     33,371,055      (1,189,789)
                              ------------   ----------------   -------------   -------------
  Dividends and
    distributions from:
    Net investment income...     (310,895)           (431,431)     (4,044,117)     (1,516,017)
    Net realized gain.......      --                 (137,199)       (222,586)       --
    In excess of net
      investment income.....      --                --               --              --
                              ------------   ----------------   -------------   -------------
        Total...............     (310,895)           (568,630)     (4,266,703)     (1,516,017)
                              ------------   ----------------   -------------   -------------
  Transactions in shares of
    beneficial interest:
    Net proceeds from
      sales.................   14,176,359           8,659,150      41,054,512     142,414,894
    Reinvestment of
      dividends and
      distributions.........      310,895             568,630       4,266,703       1,516,017
    Cost of shares
      repurchased...........   (8,675,047)        (12,592,414)     (7,173,082)     (2,739,066)
                              ------------   ----------------   -------------   -------------
        Net increase
          (decrease)........    5,812,207          (3,364,634)     38,148,133     141,191,845
                              ------------   ----------------   -------------   -------------
        Total increase
          (decrease)........   21,279,909          (4,593,577)     67,252,485     138,486,039
NET ASSETS:
  Beginning of period.......   45,715,261          50,308,838     138,486,039        --
                              ------------   ----------------   -------------   -------------
  END OF PERIOD.............  $66,995,170       $  45,715,261   $ 205,738,524   $ 138,486,039
                              ------------   ----------------   -------------   -------------
                              ------------   ----------------   -------------   -------------
Undistributed Net Investment
  Income....................  $   131,980       $      55,472   $      73,685   $     326,336
                              ------------   ----------------   -------------   -------------
                              ------------   ----------------   -------------   -------------
SHARES ISSUED AND
  REPURCHASED:
  Sold......................    1,056,301           2,077,229       3,795,718      14,227,418
  Issued in reinvestment of
    dividends and
    distributions...........       24,762              29,150         397,706         152,929
  Repurchased...............     (649,418)         (1,374,613)       (688,539)       (280,638)
                              ------------   ----------------   -------------   -------------
  Net increase (decrease)...      431,645             731,766       3,504,885      14,099,709
                              ------------   ----------------   -------------   -------------
                              ------------   ----------------   -------------   -------------

------------------
(1) For the period February 23, 1994 (commencement of operations) through December 31, 1994.

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                  EUROPEAN GROWTH             PACIFIC GROWTH                 EQUITY             STRATEGIST
                             --------------------------  ------------------------  --------------------------  ------------
                                 1995          1994         1995       1994 (1)        1995          1994          1995
                             ------------  ------------  -----------  -----------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
  ASSETS:
  Operations:
    Net investment income... $  2,114,492  $  1,957,796  $ 1,021,997  $   231,524  $  2,708,609  $  2,571,328  $ 19,633,402
    Net realized gain
      (loss)................   10,996,721     5,276,370   (2,760,376)    (740,879)   66,181,855   (10,255,042)    4,287,366
    Net change in unrealized
appreciation/depreciation...   24,638,745     1,187,264    6,493,134   (2,836,782)   28,684,738    (4,038,554)   10,997,160
                             ------------  ------------  -----------  -----------  ------------  ------------  ------------
        Net increase
          (decrease)........   37,749,958     8,421,430    4,754,755   (3,346,137)   97,575,202   (11,722,268)   34,917,928
                             ------------  ------------  -----------  -----------  ------------  ------------  ------------
  Dividends and
    distributions from:
    Net investment income...   (1,774,678)   (1,332,400)    (719,960)     --         (3,058,144)   (2,393,925)  (21,267,198)
    Net realized gain.......   (5,391,962)   (4,011,038)     (15,252)    (236,443)      --        (16,442,181)  (13,902,986)
    In excess of net
      investment income.....     (210,717)      --           --           --            --            --            --
                             ------------  ------------  -----------  -----------  ------------  ------------  ------------
        Total...............   (7,377,357)   (5,343,438)    (735,212)    (236,443)   (3,058,144)  (18,836,106)  (35,170,184)
                             ------------  ------------  -----------  -----------  ------------  ------------  ------------
  Transactions in shares of
    beneficial interest:
    Net proceeds from
      sales.................   18,351,213    79,498,127   33,260,368   81,416,561    60,875,983    84,340,284    24,116,300
    Reinvestment of
      dividends and
      distributions.........    7,377,357     5,343,438      735,212      236,443     3,058,144    18,836,106    35,170,184
    Cost of shares
      repurchased...........  (20,019,201)  (14,934,507) (15,110,167)  (2,645,085)  (23,961,072)  (30,156,623)  (63,215,404)
                             ------------  ------------  -----------  -----------  ------------  ------------  ------------
        Net increase
          (decrease)........    5,709,369    69,907,058   18,885,413   79,007,919    39,973,055    73,019,767    (3,928,920)
                             ------------  ------------  -----------  -----------  ------------  ------------  ------------
        Total increase
          (decrease)........   36,081,970    72,985,050   22,904,956   75,425,339   134,490,113    42,461,393    (4,181,176)
NET ASSETS:
  Beginning of period.......  152,037,439    79,052,389   75,425,339      --        225,289,257   182,827,864   392,760,345
                             ------------  ------------  -----------  -----------  ------------  ------------  ------------
  END OF PERIOD............. $188,119,409  $152,037,439  $98,330,295  $75,425,339  $359,779,370  $225,289,257  $388,579,169
                             ------------  ------------  -----------  -----------  ------------  ------------  ------------
                             ------------  ------------  -----------  -----------  ------------  ------------  ------------
Undistributed Net Investment
  Income.................... $   (210,717) $     18,459  $ 1,563,457  $  (152,940) $     21,743  $    371,545  $     47,313
                             ------------  ------------  -----------  -----------  ------------  ------------  ------------
                             ------------  ------------  -----------  -----------  ------------  ------------  ------------
SHARES ISSUED AND
  REPURCHASED:
  Sold......................    1,106,630     5,461,296    3,543,683    8,401,700     2,501,214     3,984,962     1,957,299
  Issued in reinvestment of
    dividends and
    distributions...........      454,397       385,416       79,076       25,025       136,228       965,337     2,891,755
  Repurchased...............   (1,268,442)   (1,042,808)  (1,630,781)    (281,779)   (1,080,135)   (1,504,112)   (5,160,690)
                             ------------  ------------  -----------  -----------  ------------  ------------  ------------
  Net increase (decrease)...      292,585     4,803,904    1,991,978    8,144,946     1,557,307     3,446,187      (311,636)
                             ------------  ------------  -----------  -----------  ------------  ------------  ------------
                             ------------  ------------  -----------  -----------  ------------  ------------  ------------


                                  1994
                              ------------
INCREASE (DECREASE) IN NET
  ASSETS:
  Operations:
    Net investment income...  $ 13,689,136
    Net realized gain
      (loss)................    13,979,461
    Net change in unrealized
appreciation/depreciation...   (14,418,071)
                              ------------
        Net increase
          (decrease)........    13,250,526
                              ------------
  Dividends and
    distributions from:
    Net investment income...   (12,720,041)
    Net realized gain.......    (6,891,484)
    In excess of net
      investment income.....       --
                              ------------
        Total...............   (19,611,525)
                              ------------
  Transactions in shares of
    beneficial interest:
    Net proceeds from
      sales.................   110,230,754
    Reinvestment of
      dividends and
      distributions.........    19,611,525
    Cost of shares
      repurchased...........   (18,223,284)
                              ------------
        Net increase
          (decrease)........   111,618,995
                              ------------
        Total increase
          (decrease)........   105,257,996
NET ASSETS:
  Beginning of period.......   287,502,349
                              ------------
  END OF PERIOD.............  $392,760,345
                              ------------
                              ------------
Undistributed Net Investment
  Income....................  $  1,680,979
                              ------------
                              ------------
SHARES ISSUED AND
  REPURCHASED:
  Sold......................     8,741,963
  Issued in reinvestment of
    dividends and
    distributions...........     1,575,130
  Repurchased...............    (1,450,674)
                              ------------
  Net increase (decrease)...     8,866,419
                              ------------
                              ------------

Dean Witter Variable Investment Series
Notes to Financial Statements DECEMBER 31, 1995
--------------------------------------------------------------------------------

1. ORGANIZATION AND ACCOUNTING POLICIES--Dean Witter Variable Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. All shares of the Fund are owned by (1) Northbrook Life Insurance Company to fund benefits under certain flexible premium variable annuity contracts; (2) Allstate Life Insurance Company of New York to fund benefits under certain flexible premium deferred variable annuity contracts; and (3) Paragon Life Insurance Company to fund benefits under certain flexible premium variable life insurance contracts issued to certain employees of Dean Witter Discover & Co., an affiliate of Dean Witter InterCapital Inc. (the "Investment Manager").

    The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of eleven Portfolios ("Portfolios") and commenced operations as follows:

                                    COMMENCEMENT OF
           PORTFOLIO                  OPERATIONS
-------------------------------  ---------------------
Money Market...................  March 9, 1984
Quality Income Plus............  March 1, 1987
High Yield.....................  March 9, 1984
Utilities......................  March 1, 1990
Dividend Growth................  March 1, 1990
Capital Growth.................  March 1, 1991

                                    COMMENCEMENT OF
           PORTFOLIO                  OPERATIONS
-------------------------------  ---------------------
Global Dividend Growth.........  February 23, 1994
European Growth................  March 1, 1991
Pacific Growth.................  February 23, 1994
Equity.........................  March 9, 1984
Strategist +...................  March 1, 1987

------------
+ Formerly known as Dean Witter Variable Investment Series -- Managed Assets.

    The investment objectives of each Portfolio are as follows:


     PORTFOLIO                         INVESTMENT OBJECTIVE
Money Market          Seeks  high current income, preservation of capital and
                      liquidity  by  investing  in  short-term  money  market
                      instruments.
Quality               Seeks,  as its primary objective,  to earn a high level
Income                of  current  income  and,  as  a  secondary  objective,
Plus                  capital appreciation, but only when consistent with its
                      primary  objective,  by  investing  primarily  in  U.S.
                      Government securities  and  higher-rated  fixed  income
                      securities  and  by  writing  covered  options  on such
                      securities.
High Yield            Seeks, as its primary objective,  to earn a high  level
                      of  current  income  and,  as  a  secondary  objective,
                      capital appreciation, but only when consistent with its
                      primary   objective,   by   investing   primarily    in
                      lower-rated fixed income securities.
Utilities             Seeks to provide current income and long-term growth of
                      income and capital by investing primarily in equity and
                      fixed  income  securities of  companies engaged  in the
                      public utilities industry.
Dividend              Seeks  to   provide  reasonable   current  income   and
Growth                long-term  growth  of income  and capital  by investing
                      primarily in common stock of companies with a record of
                      paying  dividends  and  the  potential  for  increasing
                      dividends.

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

     PORTFOLIO                         INVESTMENT OBJECTIVE
Capital               Seeks  long-term capital growth  by investing primarily
Growth                in common stocks.
Global Dividend       Seeks  to   provide  reasonable   current  income   and
Growth                long-term  growth  of income  and capital  by investing
                      primarily in  common  stocks of  companies,  issued  by
                      issuers  worldwide, with  a record  of paying dividends
                      and the potential for increasing dividends.
European Growth       Seeks to  maximize  the  capital  appreciation  of  its
                      investments by investing primarily in securities issued
                      by issuers located in Europe.
Pacific Growth        Seeks  to  maximize  the  capital  appreciation  of its
                      investments by investing primarily in securities issued
                      by issuers located in Asia, Australia and New Zealand.
Equity                Seeks, as its primary objective, capital growth through
                      investments  in  common  stock  and,  as  a   secondary
                      objective,  income, but  only when  consistent with its
                      primary objective.
Strategist            Seeks a high  total investment return  through a  fully
                      managed  investment policy utilizing equity securities,
                      investment  grade   fixed  income   and  money   market
                      securities,  writing covered options on such securities
                      and the collateralized sale of stock index options.

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

    A. VALUATION OF INVESTMENTS--Money Market: Securities are valued at amortized cost which approximates market value. All remaining Portfolios:
    (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange are valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Trustees);
    (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked price; (4) when market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (5) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------
    determining what it believes is the fair valuation of the securities valued by such pricing service; and (6) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

    B. ACCOUNTING FOR INVESTMENTS--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected.
    The Money Market Portfolio amortizes premiums and accretes discounts on securities owned; gains and losses realized upon the sale of securities are based on amortized cost. Discounts for all other Portfolios are accreted over the life of the respective securities.

    C. ACCOUNTING FOR OPTIONS--(1) Written options on debt obligations, equities and foreign currency: When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option; and (2) purchased options on debt obligations, equities and foreign currency: When the Fund purchases a call or put option, the premium paid is recorded as an investment and is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

    D. FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange  rates prevailing at the  end of the period;  and
    (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

    E. FORWARD FOREIGN CURRENCY CONTRACTS--Some of the Portfolios may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

    F. FEDERAL INCOME TAX STATUS--It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

    G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

    H. EXPENSES--Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS--Pursuant to an Investment Management Agreement, the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolios' net assets determined at the close of each business day: Money Market, High Yield, Equity and Strategist - 0.50%; Dividend Growth - 0.625% to the portion of daily net assets not exceeding $500 million and 0.50% to the portion of daily net assets exceeding $500 million; Utilities - 0.65% to the portion of daily net assets not exceeding $500 million and 0.55% to the portion of daily net assets exceeding $500 million; Capital Growth - 0.65%; Global Dividend Growth - 0.75%; European Growth and Pacific Growth - 1.0% to the daily net assets. Effective April 21, 1995, Quality Income Plus calculates the management fee at the following rates:
0.50% to the portion of daily net assets not exceeding $500 million and 0.45% to the portion of daily net assets exceeding $500.

    Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

    Under a Sub-Advisory Agreement between Morgan Grenfell Investment Services Limited (the "Sub-Advisor") and the Investment Manager, the Sub-Advisor provides the European Growth and the Pacific Growth Portfolios with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of its monthly compensation.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES--Purchases and sales/maturities of portfolio securities, excluding short-term investments (except for the Money Market Portfolio), for the year ended December 31, 1995 were as follows:

                                            U.S. GOVERNMENT SECURITIES                      OTHER
                                        ----------------------------------  --------------------------------------
                                           PURCHASES      SALES/MATURITIES      PURCHASES        SALES/MATURITIES
                                        ----------------  ----------------  ------------------  ------------------
Money Market..........................  $    191,451,010  $    204,596,000  $    1,432,802,780  $    1,451,277,754
Quality Income Plus...................       469,037,541       497,959,955         308,746,010         245,973,402
High Yield............................         --                --                108,752,685          69,113,723
Utilities.............................         --                --                 52,068,376          61,282,836
Dividend Growth.......................         5,436,094        10,000,000         258,341,786         160,351,235
Capital Growth........................           109,350           301,842          24,654,737          18,595,411
Global Dividend Growth................         --                --                128,773,152          91,090,901
European Growth.......................         --                --                110,557,473         117,290,842
Pacific Growth........................         --                --                 59,480,521          42,582,989
Equity................................       101,348,479        69,563,350         690,869,624         654,771,649
Strategist............................       179,565,155       137,018,198         485,032,514         172,462,924

    Included in the aforementioned purchases of portfolio securities of the Equity Portfolio are purchases of equity securities of The Allstate Corporation, the parent company of Northbrook Life Insurance Company and Allstate Life Insurance Company of New York, affiliates of the Fund, in the amount of $1,649,874.

    During the year ended December 31, 1995, Quality Income Plus purchased and subsequently sold debt securities issued by Citizens Utilities Company, an affiliate of the Fund by virtue of a common Trustee, realizing a gain and interest income in the amount of $106,280 and $40,444, respectively.

    For the year ended December 31, 1995, the following Portfolios incurred commissions with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager, for portfolio transactions executed on behalf of the
Portfolio:

                                                                              GLOBAL
                                                      DIVIDEND     CAPITAL   DIVIDEND
                                          UTILITIES    GROWTH      GROWTH     GROWTH      EQUITY     STRATEGIST
                                          ---------  -----------  ---------  ---------  -----------  ---------
 Commissions............................  $   6,500  $   216,308  $  32,841  $  50,294  $   192,565  $  80,425
                                          ---------  -----------  ---------  ---------  -----------  ---------
                                          ---------  -----------  ---------  ---------  -----------  ---------

    For the year ended December 31, 1995, Pacific Growth Portfolio incurred brokerage commissions of $38,904 with affiliates of Morgan Grenfell for portfolio transactions executed.

    Included in the payable for investments purchased for unsettled trades with DWR for Global Dividend Growth and Capital Growth are $369,250 and $89,009, respectively.

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

    Dean Witter Trust Company, an affiliate of the Investment Manager, is the Fund's transfer agent.

    The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1995 included in Trustees' fees and expenses in the Statement of Operations and the accrued pension liability included in accrued expenses in the Statement of Assets and Liabilities are as follows:

                                                                QUALITY
                                                      MONEY     INCOME      HIGH                 DIVIDEND     CAPITAL
                                                     MARKET      PLUS       YIELD    UTILITIES    GROWTH      GROWTH
                                                    ---------  ---------  ---------  ---------  -----------  ---------
Aggregate Pension Cost............................  $     814  $   1,517  $     440  $   1,380   $   2,319   $     182
                                                    ---------  ---------  ---------  ---------  -----------  ---------
                                                    ---------  ---------  ---------  ---------  -----------  ---------
Accrued Pension Liability.........................  $  11,385  $   7,614  $   3,440  $   5,073   $   7,908   $     344
                                                    ---------  ---------  ---------  ---------  -----------  ---------
                                                    ---------  ---------  ---------  ---------  -----------  ---------

                                                                GLOBAL
                                                               DIVIDEND     EUROPEAN     PACIFIC
                                                                GROWTH       GROWTH      GROWTH     EQUITY    STRATEGIST
                                                              -----------  -----------  ---------  ---------  -----------
Aggregate Pension Cost......................................   $     546    $     550   $     270  $     910   $   1,274
                                                              -----------  -----------  ---------  ---------  -----------
                                                              -----------  -----------  ---------  ---------  -----------
Accrued Pension Liability...................................   $     527    $     807   $     267  $   5,188   $   8,159
                                                              -----------  -----------  ---------  ---------  -----------
                                                              -----------  -----------  ---------  ---------  -----------

4. FEDERAL INCOME TAX STATUS--At December 31, 1995, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                                                     (AMOUNTS IN THOUSANDS)
AVAILABLE THROUGH               -------------------------------------------------------------------------------------------------
 DECEMBER 31,                     1996       1997       1998       1999       2000       2001       2002       2003       TOTAL
------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Quality Income Plus...........     --         --         --         --         --         --      $  22,894     --      $  22,894
High Yield....................  $   7,297  $  10,694  $  34,291  $   7,336  $   3,057  $   4,736      3,256  $   3,311     73,978
Pacific Growth................     --         --         --         --         --         --         --          1,398      1,398

    During the year ended December 31, 1995, the following Portfolios utilized approximate net capital loss carryovers: Quality Income Plus - $9,908,000; Utilities - $2,371,000; Capital Growth - $1,105,000; Equity - $6,496,000.

    Net capital and net currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. The following Portfolios incurred and will elect to defer post-October losses during fiscal 1995: Global Dividend Growth - $5,000; European Growth - $633,000; Pacific Growth - $2,310,000.

DEAN WITTER VARIABLE INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

    At   December   31,   1995,   the   primary   reason(s)   for    significant
temporary/permanent book/tax differences were as follows:

                                                                   TEMPORARY DIFFERENCES      PERMANENT DIFFERENCES
                                                               -----------------------------  ---------------------
                                                               POST-OCTOBER  LOSS DEFERRALS     FOREIGN CURRENCY
                                                                  LOSSES     FROM WASH SALES      GAINS/LOSSES
                                                               ------------  ---------------  ---------------------
Quality Income Plus..........................................                       -
High Yield...................................................                       -
Utilities....................................................                       -
Dividend Growth..............................................                       -
Capital Growth...............................................                       -
Global Dividend Growth.......................................       -               -                   -
European Growth..............................................       -               -                   -
Pacific Growth...............................................       -               -                   -
Equity.......................................................                       -

    Additionally,  Global Dividend  Growth, European  Growth and  Pacific Growth
Portfolios  had   temporary  differences   attributable  to   income  from   the
mark-to-market of passive foreign investment companies.

    To reflect reclassifications arising from permanent book/tax differences for
the   year  ended  December  31,  1995,  the  following  accounts  were  charged
(credited):

                                                                 ACCUMULATED
                                                                UNDISTRIBUTED
                                                           NET INVESTMENT INCOME/
                                                           DISTRIBUTIONS IN EXCESS    ACCUMULATED UNDISTRIBUTED
                                                                     OF             NET REALIZED GAIN/ACCUMULATED
                                                            NET INVESTMENT INCOME         NET REALIZED LOSS
                                                           -----------------------  -----------------------------
Global Dividend Growth...................................      $       (62,327)             $      62,327
European Growth..........................................              358,273                   (358,273)
Pacific Growth...........................................           (1,414,360)                 1,414,360

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS--The Global Dividend Growth, European Growth and Pacific Growth Portfolios may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Such Portfolios may also purchase put options on foreign currencies in which the Portfolios' securities are denominated to protect against a decline in value of such securities due to currency devaluations.

    At December 31, 1995, there were outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions.

    Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

    At December 31, 1995, the European Growth and Pacific Growth Portfolios' cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the Fund's custodian.

DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED RATIOS AND PER SHARE DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                          NET ASSET
          YEAR              VALUE        NET        NET REALIZED    TOTAL FROM                                         TOTAL
         ENDED            BEGINNING   INVESTMENT   AND UNREALIZED   INVESTMENT   DIVIDENDS TO   DISTRIBUTIONS TO   DIVIDENDS AND
        DEC. 31           OF PERIOD     INCOME      GAIN (LOSS)     OPERATIONS   SHAREHOLDERS     SHAREHOLDERS     DISTRIBUTIONS
       ----------         ---------   ----------   --------------   ----------   ------------   ----------------   -------------
MONEY MARKET
1986                       $    1.00    $    0.062     $--           $      0.062   $(0.062)        $--              $     (0.062)
1987                            1.00         0.061     --                   0.061    (0.061)        --                     (0.061)
1988                            1.00         0.070     --                   0.070    (0.070)        --                     (0.070)
1989                            1.00         0.086     --                   0.086    (0.086)        --                     (0.086)
1990                            1.00         0.076     --                   0.076    (0.076)        --                     (0.076)
1991                            1.00         0.056     --                   0.056    (0.056)        --                     (0.056)
1992                            1.00         0.034     --                   0.034    (0.034)        --                     (0.034)
1993                            1.00         0.027     --                   0.027    (0.027)        --                     (0.027)
1994                            1.00         0.037     --                   0.037    (0.037)        --                     (0.037)
1995                            1.00         0.055     --                   0.055    (0.055)        --                     (0.055)
QUALITY INCOME PLUS
1987(a)                        10.00         0.64       (0.39)              0.25     (0.64)         --                     (0.64)
1988                            9.61         0.85       (0.16)              0.69     (0.85)         --                     (0.85)
1989                            9.45         0.88        0.28               1.16     (0.88)         --                     (0.88)
1990                            9.73         0.86       (0.24)              0.62     (0.86)         --                     (0.86)
1991                            9.49         0.85        0.85               1.70     (0.85)         --                     (0.85)
1992                           10.34         0.77        0.05               0.82     (0.77)         --                     (0.77)
1993                           10.39         0.69        0.64               1.33     (0.69)         --                     (0.69)
1994                           11.03         0.69       (1.40)             (0.71)     (0.69)          (0.18)               (0.87)
1995                            9.45         0.72        1.50               2.22     (0.71)         --                     (0.71)
HIGH YIELD
1986                           11.72         1.09        0.90               1.99     (1.09)           (0.56)               (1.65)
1987                           12.06         0.91       (1.15)             (0.24)     (0.91)          (0.94)               (1.85)
1988                            9.97         1.14       (0.05)              1.09     (1.14)         --                     (1.14)
1989                            9.92         1.30       (2.40)             (1.10)     (1.30)        --                     (1.30)
1990                            7.52         1.13       (2.91)             (1.78)     (1.13)          (0.06)+              (1.19)
1991                            4.55         0.70        1.81               2.51     (0.70)           (0.11)+              (0.81)
1992                            6.25         0.96        0.18               1.14     (0.96)         --                     (0.96)
1993                            6.43         0.81        0.68               1.49     (0.81)         --                     (0.81)
1994                            7.11         0.79       (0.95)             (0.16)     (0.79)        --                     (0.79)
1995                            6.16         0.80        0.08               0.88     (0.78)         --                     (0.78)
UTILITIES
1990(b)                        10.00         0.47       (0.04)              0.43     (0.41)         --                     (0.41)
1991                           10.02         0.54        1.45               1.99     (0.54)         --                     (0.54)
1992                           11.47         0.51        0.88               1.39     (0.52)         --                     (0.52)
1993                           12.34         0.49        1.43               1.92     (0.50)           (0.02)               (0.52)
1994                           13.74         0.53       (1.75)             (1.22)     (0.52)          (0.08)               (0.60)
1995                           11.92         0.53        2.81               3.34     (0.58)         --                     (0.58)

------------
Commencement of operations:

 (a)   March 1, 1987.
 (b)   March 1, 1990.
  +    Distribution from capital.
 (1)   Not annualized.
 (2)   Annualized.
 (3) If the Investment Manager had not assumed all expenses and waived the management fee for the period March 1, 1987 through August 26, 1987, the ratio of expenses to average net assets would have been 0.74%.
 (4) If the Investment Manager had not assumed all expenses and waived the management fee for the period March 1, 1990 through August 31, 1990, the ratio of expenses to average net assets would have been 0.75%.

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                                          RATIOS TO
                                                                       AVERAGE NET ASSETS
                          NET ASSET                                  -----------------------
          YEAR              VALUE        TOTAL        NET ASSETS                     NET       PORTFOLIO
         ENDED               END      INVESTMENT      AT END OF                   INVESTMENT   TURNOVER
        DEC. 31           OF PERIOD     RETURN      PERIOD (000'S)    EXPENSES      INCOME       RATE
       ----------         ---------   -----------   --------------   ----------   ----------   --------
MONEY MARKET
1986                      $    1.00    6.39%          $ 42,194        0.69%         6.03%       N/A
1987                           1.00    6.26             69,467        0.65          6.26        N/A
1988                           1.00    7.23             77,304        0.62          7.04        N/A
1989                           1.00    9.05             76,701        0.58          8.67        N/A
1990                           1.00    7.89            118,058        0.57          7.60        N/A
1991                           1.00    5.75            104,277        0.57          5.62        N/A
1992                           1.00    3.43             96,151        0.59          3.38        N/A
1993                           1.00    2.75            129,925        0.57          2.71        N/A
1994                           1.00    3.81            268,624        0.55          3.93        N/A
1995                           1.00    5.66            249,787        0.53          5.52        N/A
QUALITY INCOME PLUS
1987(a)                        9.61    2.62(1)          24,094        0.35(2)(3)    8.33(2)     265%(1)
1988                           9.45    7.32             28,037        0.73          8.87        277
1989                           9.73   12.78             48,784        0.70          9.09        242
1990                           9.49    6.84             57,407        0.66          9.09        166
1991                          10.34   18.75             81,918        0.60          8.39        105
1992                          10.39    8.26            163,368        0.58          7.41        148
1993                          11.03   12.99            487,647        0.56          6.17        219
1994                           9.45   (6.63)           414,905        0.54          6.88        254
1995                          10.96   24.30            520,579        0.54          7.07        162
HIGH YIELD
1986                          12.06   18.13            204,754        0.56          9.10        164
1987                           9.97   (3.02)           191,631        0.53          7.66        287
1988                           9.92   10.83            192,290        0.56         11.06        140
1989                           7.52  (12.44)            96,359        0.55         13.94         54
1990                           4.55  (25.54)            27,078        0.69         17.98         42
1991                           6.25   58.14             34,603        1.01         12.29        300
1992                           6.43   18.35             40,042        0.74         14.05        204
1993                           7.11   24.08             90,200        0.60         11.80        177
1994                           6.16   (2.47)           111,934        0.59         11.71        105
1995                           6.26   14.93            154,310        0.54         12.67         58
UTILITIES
1990(b)                       10.02    4.52(1)          37,597        0.40(2)(4)    6.38(2)      46(1)
1991                          11.47   20.56             68,449        0.80          5.23         25
1992                          12.34   12.64            153,748        0.73          4.63         26
1993                          13.74   15.69            490,934        0.71          3.75         11
1994                          11.92   (9.02)           382,412        0.68          4.21         15
1995                          14.68   28.65            479,070        0.68          4.00         13

DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                          NET ASSET
          YEAR              VALUE        NET        NET REALIZED    TOTAL FROM                                         TOTAL
         ENDED            BEGINNING   INVESTMENT   AND UNREALIZED   INVESTMENT   DIVIDENDS TO   DISTRIBUTIONS TO   DIVIDENDS AND
        DEC. 31           OF PERIOD     INCOME      GAIN (LOSS)     OPERATIONS   SHAREHOLDERS     SHAREHOLDERS     DISTRIBUTIONS
       ----------         ---------   ----------   --------------   ----------   ------------   ----------------   -------------
DIVIDEND GROWTH
1990(b)                    $   10.00    $    0.33     $    (1.10)    $     (0.77)   $     (0.30)     $--             $     (0.30)
1991                            8.93         0.36           2.08            2.44         (0.37)     --                     (0.37)
1992                           11.00         0.37           0.51            0.88         (0.37)     --                     (0.37)
1993                           11.51         0.36           1.27            1.63         (0.36)     --                     (0.36)
1994                           12.78         0.38          (0.80)          (0.42)         (0.37)     --                    (0.37)
1995                           11.99         0.38           3.89            4.27         (0.41)       (0.26)               (0.67)
CAPITAL GROWTH
1991(c)                        10.00         0.15           2.67            2.82         (0.13)     --                     (0.13)
1992                           12.69         0.07           0.13            0.20         (0.08)       (0.02)               (0.10)
1993                           12.79         0.08          (0.98)          (0.90)         (0.08)     --                    (0.08)
1994                           11.81         0.10          (0.26)          (0.16)         (0.10)       (0.03)              (0.13)
1995                           11.52         0.10           3.68            3.78         (0.08)     --                     (0.08)
GLOBAL DIVIDEND GROWTH
1994(d)                        10.00         0.23          (0.20)           0.03         (0.21)     --                     (0.21)
1995                            9.82         0.24           1.90            2.14         (0.26)       (0.01)               (0.27)
EUROPEAN GROWTH
1991(c)                        10.00         0.25          (0.13)           0.12         (0.23)     --                     (0.23)
1992                            9.89         0.08           0.32            0.40         (0.10)       (0.01)               (0.11)
1993                           10.18         0.12           3.98            4.10         (0.12)       (0.13)               (0.25)
1994                           14.03         0.17           0.96            1.13         (0.16)       (0.44)               (0.60)
1995                           14.56         0.20           3.50            3.70         (0.19)+       (0.54)              (0.73)
PACIFIC GROWTH
1994(d)                        10.00         0.07          (0.74)          (0.67)         --          (0.07)               (0.07)
1995                            9.26         0.12           0.41            0.53         (0.09)     --                     (0.09)
EQUITY
1986                           12.74         0.39           1.74            2.13         (0.39)       (0.07)               (0.46)
1987                           14.41         0.30          (0.94)          (0.64)         (0.33)       (0.95)              (1.28)
1988                           12.49         0.39           0.83            1.22         (0.35)     --                     (0.35)
1989                           13.36         0.71           1.77            2.48         (0.70)     --                     (0.70)
1990                           15.14         0.48          (1.03)          (0.55)         (0.49)     --                    (0.49)
1991                           14.10         0.20           8.05            8.25         (0.21)     --                     (0.21)
1992                           22.14         0.23          (0.47)          (0.24)         (0.24)       (1.86)              (2.10)
1993                           19.80         0.15           3.63            3.78         (0.15)       (1.28)               (1.43)
1994                           22.15         0.23          (1.31)          (1.08)         (0.22)       (1.60)              (1.82)
1995                           19.25         0.22           7.92            8.14         (0.25)     --                     (0.25)
STRATEGIST
1987(a)                        10.00         0.48          (0.35)           0.13         (0.48)     --                     (0.48)
1988                            9.65         0.70           0.51            1.21         (0.64)     --                     (0.64)
1989                           10.22         0.84           0.20            1.04         (0.79)       (0.06)               (0.85)
1990                           10.41         0.61          (0.46)           0.15         (0.67)       (0.08)               (0.75)
1991                            9.81         0.47           2.24            2.71         (0.50)     --                     (0.50)
1992                           12.02         0.44           0.41            0.85         (0.45)       (0.13)               (0.58)
1993                           12.29         0.38           0.86            1.24         (0.38)       (0.47)               (0.85)
1994                           12.68         0.48           0.01            0.49         (0.46)       (0.26)               (0.72)
1995                           12.45         0.62           0.49            1.11         (0.67)       (0.44)               (1.11)

------------
Commencement of operations:

 (a)   March 1, 1987.
 (b)   March 1, 1990.
 (c)   March 1, 1991.
 (d)   February 23, 1994.
  +    Includes distributions in excess of net investment income of $0.02.
 (1)   Not annualized.
 (2)   Annualized.
 (3) If the Investment Manager had not assumed all expenses and waived the management fee for the period March 1, 1987 through August 26, 1987, the ratio of expenses to average net assets would have been 0.74%.
 (4) If the Investment Manager had not assumed all expenses and waived the management fee for the period March 1, 1990 through June 26, 1990, the ratio of expenses to average net assets would have been 0.74%.
 (5) If the Investment Manager had not assumed all expenses and waived the management fee for the period March 1, 1991 through December 31, 1991, the ratios of expenses to average net assets would have been 1.60% for Capital Growth and 4.12% for European Growth.
 (6) If the Investment Manager had not assumed all expenses and waived the management fee for the periods February 23, 1994 through May 12, 1994 for Global Dividend Growth and February 23, 1994 through June 30, 1994 for Pacific Growth, the ratios of expenses to average net assets would have been 0.97% for Global Growth and 1.40% for Pacific Growth.

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                                            RATIOS TO
                                                                       AVERAGE NET ASSETS
                          NET ASSET                                  -----------------------
          YEAR              VALUE        TOTAL        NET ASSETS                     NET       PORTFOLIO
         ENDED               END      INVESTMENT      AT END OF                   INVESTMENT   TURNOVER
        DEC. 31           OF PERIOD     RETURN      PERIOD (000'S)    EXPENSES      INCOME       RATE
       ----------         ---------   -----------   --------------   ----------   ----------   --------
DIVIDEND GROWTH
1990(b)                    $    8.93   (7.81)%(1)      $ 57,282        0.54%(2)(4)    4.50%(2)    19%(1)
1991                           11.00   27.76             98,023        0.73          3.61          6
1992                           11.51    8.16            192,551        0.69          3.42          4
1993                           12.78   14.34            483,145        0.68          3.01          6
1994                           11.99   (3.27)           572,952        0.64          3.13         20
1995                           15.59   36.38            865,417        0.61          2.75         24
CAPITAL GROWTH
1991(c)                        12.69   28.41(1)          18,400        --  (2)(5)    1.82(2)      32(1)
1992                           12.79    1.64             45,105        0.86          0.62         22
1993                           11.81   (6.99)            50,309        0.74          0.78         36
1994                           11.52   (1.28)            45,715        0.77          0.90         37
1995                           15.22   32.92             66,995        0.74          0.70         34
GLOBAL DIVIDEND GROWTH
1994(d)                         9.82    0.27(1)         138,486        0.87(2)(6)    2.62(2)      20(1)
1995                           11.69   22.14            205,739        0.88          2.23         55
EUROPEAN GROWTH
1991(c)                         9.89    1.34(1)           3,653        --  (2)(5)    3.18(2)      77(1)
1992                           10.18    3.99             10,686        1.73          0.74         97
1993                           14.03   40.88             79,052        1.28          0.97         77
1994                           14.56    8.36            152,037        1.16          1.51         58
1995                           17.53   25.89            188,119        1.17          1.25         69
PACIFIC GROWTH
1994(d)                         9.26   (6.73)(1)         75,425        1.00(2)(6)    0.56(2)      22(1)
1995                            9.70    5.74             98,330        1.44          1.23         53
EQUITY
1986                           14.41   16.85             43,266        0.63          2.72         89
1987                           12.49   (6.23)            52,502        0.59          2.02         63
1988                           13.36    9.84             39,857        0.65          2.77        162
1989                           15.14   18.83             58,316        0.60          4.85         81
1990                           14.10   (3.62)            41,234        0.62          3.38        130
1991                           22.14   59.05             63,524        0.64          1.09        214
1992                           19.80    0.05             77,527        0.62          1.22        286
1993                           22.15   19.72            182,828        0.58          0.69        265
1994                           19.25   (4.91)           225,289        0.57          1.19        299
1995                           27.14   42.53            359,779        0.54          0.97        269
STRATEGIST
1987(a)                         9.65    1.23(1)          27,016        0.38(2)(3)    6.73(2)     172(1)
1988                           10.22   12.79             61,947        0.66          7.29        310
1989                           10.41   10.67             88,712        0.57          8.38        282
1990                            9.81    1.56             68,447        0.58          6.10        163
1991                           12.02   28.26             87,779        0.60          4.34         86
1992                           12.29    7.24            136,741        0.58          3.74         87
1993                           12.68   10.38            287,502        0.57          3.11         57
1994                           12.45    3.94            392,760        0.54          3.93        125
1995                           12.45    9.48            388,579        0.52          5.03        329

DEAN WITTER VARIABLE INVESTMENT SERIES
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Trustees of Dean Witter Variable Investment Series

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Portfolio, the Quality Income Plus Portfolio, the High Yield Portfolio, the Utilities Portfolio, the Dividend Growth Portfolio, the Capital Growth Portfolio, the Global Dividend Growth Portfolio, the European Growth Portfolio, the Pacific Growth Portfolio, the Equity Portfolio, and the Strategist Portfolio (constituting Dean Witter Variable Investment Series, hereafter referred to as the "Fund") at December 31, 1995, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 15, 1996

                   1995 FEDERAL INCOME TAX NOTICE (UNAUDITED)

      During   the  year  ended  December  31,  1995,  the  Fund  paid  to shareholders long-term capital gains per share as follows:

 DIVIDEND     EUROPEAN
  GROWTH       GROWTH     STRATEGIST
-----------  -----------  -----------
 $    0.26    $    0.08    $    0.28
     -----        -----        -----
     -----        -----        -----

                                    Trustees
             ------------------------------------------------------

              Michael Bozic                   Dr. Manuel H. Johnson
              Charles A. Fiumefreddo                    Paul Kolton
              Edwin J. Garn                       Michael E. Nugent
              John R. Haire                       Philip J. Purcell
                                                  John L. Schroeder

                                    Officers
             ------------------------------------------------------
                             Charles A. Fiumefreddo
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                 Sheldon Curtis
                 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

                                Thomas F. Caloia
                                   TREASURER

               Transfer Agent                             Independent Accountants
 -------------------------------------------    -------------------------------------------
          Dean Witter Trust Company                        Price Waterhouse LLP
   Harborside Financial Center--Plaza Two               1177 Avenue of the Americas
        Jersey City, New Jersey 07311                    New York, New York 10036

                               Investment Manager
             ------------------------------------------------------
                         Dean Witter InterCapital Inc.
                             Two World Trade Center
                            New York, New York 10048

                                  Sub-Adviser
                 (European Growth and Pacific Growth Portfolio)
             ------------------------------------------------------
                  Morgan Grenfell Investment Services Limited

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Northbrook Life
Insurance Company
P.O. Box 94040
Palatine, IL 60094-4040

40915A

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1995

DEAN WITTER VARIABLE CAPITAL GROWTH PORTFOLIO
                         GROWTH OF $10,000


     DATE                          TOTAL                     S&P 500
-------------------------------------------------------------------------------
March 1, 1991                     $10,000                    $10,000
-------------------------------------------------------------------------------
December 31, 1991                 $12,841                    $11,563
-------------------------------------------------------------------------------
December 31, 1992                 $13,051                    $12,443
-------------------------------------------------------------------------------
December 31, 1993                 $12,139                    $13,696
-------------------------------------------------------------------------------
December 31, 1994                 $11,984                    $13,876
-------------------------------------------------------------------------------
December 31, 1995                 $15,929(3)                 $19,089
-------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURNS
                           1 YEAR           LIFE OF FUND
                        --------------------------------------
                           32.92 (1)          10.11 (1)
                        --------------------------------------

                        --------------------------------------
                           Fund                S&P 500 (2)
                        --------------------------------------

Past performance is not predictive of future returns.
________________________________________
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1995 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

DEAN WITTER VARIABLE DIVIDEND GROWTH PORTFOLIO
                         GROWTH OF $10,000


     DATE                            TOTAL                       S&P 500
-------------------------------------------------------------------------------
March 1, 1990                       $10,000                      $10,000
-------------------------------------------------------------------------------
December 31, 1990                   $ 9,219                      $10,235
-------------------------------------------------------------------------------
December 31, 1991                   $11,778                      $13,347
-------------------------------------------------------------------------------
December 31, 1992                   $12,740                      $14,363
-------------------------------------------------------------------------------
December 31, 1993                   $14,567                      $15,808
-------------------------------------------------------------------------------
December 31, 1994                   $14,090                      $16,016
-------------------------------------------------------------------------------
December 31, 1995                   $19,216(3)                   $22,034

-------------------------------------------------------------------------------

                             AVERAGE ANNUAL TOTAL RETURNS

                         1 YEAR       5 YEARS    LIFE OF FUND
                        --------------------------------------
                         36.38 (1)   15.82 (1)    11.85 (1)
                        --------------------------------------

                        --------------------------------------
                            Fund               S&P 500 (2)
                        --------------------------------------

Past performance is not predictive of future returns.
________________________________________
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1995 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

DEAN WITTER VARIABLE EQUITY PORTFOLIO
                         GROWTH OF $10,000


     DATE                           TOTAL                    S&P 500
-------------------------------------------------------------------------------
December 31, 1985                  $10,000                  $10,000
-------------------------------------------------------------------------------
December 31, 1986                  $11,685                  $11,867
-------------------------------------------------------------------------------
December 31, 1987                  $10,957                  $12,490
-------------------------------------------------------------------------------
December 31, 1988                  $12,035                  $14,557
-------------------------------------------------------------------------------
December 31, 1989                  $14,301                  $19,162
-------------------------------------------------------------------------------
December 31, 1990                  $13,784                  $18,569
-------------------------------------------------------------------------------
December 31, 1991                  $21,923                  $24,215
-------------------------------------------------------------------------------
December 31, 1992                  $21,934                  $26,058
-------------------------------------------------------------------------------
December 31, 1993                  $26,260                  $28,680
-------------------------------------------------------------------------------
December 31, 1994                  $24,969                  $29,058
-------------------------------------------------------------------------------
December 31, 1995                  $35,590(3)               $39,975
-------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                        1 YEAR       5 YEARS         10 YEARS
                        --------------------------------------
                        42.53 (1)   20.89 (1)          13.54
                        --------------------------------------

                        --------------------------------------
                            Fund              S&P 500 (2)
                        --------------------------------------

Past performance is not predictive of future returns.
________________________________________
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1995 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

DEAN WITTER VARIABLE EUROPEAN GROWTH PORTFOLIO
                         GROWTH OF $10,000


     DATE                        TOTAL                  MSCI WORLD INDEX
--------------------------------------------------------------------------
March 1, 1991                    $10,000                      $10,000
--------------------------------------------------------------------------
December 31, 1991                $10,134                      $10,399
--------------------------------------------------------------------------
December 31, 1992                $10,539                      $ 9,656
--------------------------------------------------------------------------
December 31, 1993                $14,847                      $11,625

--------------------------------------------------------------------------
December 31, 1994                $16,089                      $12,016
--------------------------------------------------------------------------
December 31, 1995                $20,254 (3)                  $14,263
--------------------------------------------------------------------------

                              AVERAGE ANNUAL TOTAL RETURNS
                           1 YEAR               LIFE OF FUND
                        --------------------------------------
                          25.89 (1)              15.72 (1)
                        --------------------------------------

                        --------------------------------------
                         Fund           MSCI WORLD INDEX (2)
                        --------------------------------------

Past performance is not predictive of future returns.
________________________________________

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value. It does not reflect the deduction of any insurance expenses, and annual contract maintenance fee, or surrender charges.

(2) The Morgan Stanley Capital International World Index (MSCI) measures performance for a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East. The index does not include any expenses, fees or charges or reinvestment of dividends.
     The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1995 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

DEAN WITTER VARIABLE GLOBAL DIVIDEND GROWTH PORTFOLIO
                         GROWTH OF $10,000


               DATE                       TOTAL           MSCI WORLD IX
     -------------------------------------------------------------------
     February 23, 1994                   $10,000            $10,000
     -------------------------------------------------------------------
     December 31, 1994                   $10,027            $ 9,925
     -------------------------------------------------------------------
     December 31, 1995                   $12,247 (3)        $11,781
     -------------------------------------------------------------------

                         AVERAGE ANNUAL TOTAL RETURN
                         ONE YEAR           LIFE OF FUND
                      --------------------------------------
                         22.14 (1)            11.57 (1)
                      --------------------------------------


                      --------------------------------------
                        Fund              MSCI WORLD IX (2)
                      --------------------------------------

Past performance is not predictive of future returns.
________________________________________
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Morgan Stanley Capital International World Index (MSCI) measures performance for a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East. The index does not include any expenses, fees or charges or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.

(3)  Closing value on  December 31, 1995 for  the underlying fund.   This figure
     does not reflect the deduction of any account fees or sales charges.

DEAN WITTER VARIABLE HIGH YIELD PORTFOLIO
                         GROWTH OF $10,000


     DATE                             TOTAL                     LEHMAN
--------------------------------------------------------------------------
December 31, 1985                    $10,000                   $10,000
--------------------------------------------------------------------------
December 31, 1986                    $11,813                   $11,658
--------------------------------------------------------------------------
December 31, 1987                    $11,457                   $11,972
--------------------------------------------------------------------------
December 31, 1988                    $12,698                   $13,116
--------------------------------------------------------------------------
December 31, 1989                    $11,118                   $14,757
--------------------------------------------------------------------------
December 31, 1990                    $ 8,278                   $15,569
--------------------------------------------------------------------------
December 31, 1991                    $13,091                   $18,783
--------------------------------------------------------------------------
December 31, 1992                    $15,493                   $20,538
--------------------------------------------------------------------------
December 31, 1993                    $19,224                   $23,174
--------------------------------------------------------------------------
December 31, 1994                    $18,749                   $22,376
--------------------------------------------------------------------------
December 31, 1995                    $21,549(3)                $27,238
--------------------------------------------------------------------------

                               AVERAGE ANNUAL TOTAL RETURNS

                      1 YEAR         5 YEARS        10 YEARS
                      --------------------------------------
                     14.93 (1)      21.09 (1)      7.98  (1)
                      --------------------------------------

                      --------------------------------------
                           Fund               Lehman (2)
                      --------------------------------------

Past performance is not predictive of future returns.
________________________________________
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Lehman Brothers Mutual Fund Corporate/High Yield Index tracks the performance of all investment and noninvestment-grade corporate debt securities. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1995 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

DEAN WITTER VARIABLE PACIFIC GROWTH PORTFOLIO
                         GROWTH OF $10,000


          DATE                         TOTAL              MSCI WORLD IX
   ---------------------------------------------------------------------
   February 23, 1994                  $10,000                 $10,000
   ---------------------------------------------------------------------
   December 31, 1994                  $ 9,327                 $ 9,925
   ---------------------------------------------------------------------
   December 31, 1995                  $ 9,862 (3)             $11,781
   ---------------------------------------------------------------------


                         AVERAGE ANNUAL TOTAL RETURN
                         ONE YEAR             LIFE OF FUND
                      --------------------------------------
                       5.74 (1)                 -0.75 (1)
                      --------------------------------------

                      --------------------------------------
                         Fund             MSCI WORLD IX (2)
                      --------------------------------------

Past performance is not predictive of future returns.
________________________________________
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Morgan Stanley Capital International World Index (MSCI) measures performance for a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East. The index does not include any expenses, fees or charges or reinvestment of dividends.
     The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1995 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

DEAN WITTER VARIABLE QUALITY INCOME PLUS PORTFOLIO
                         GROWTH OF $10,000


     DATE                              TOTAL                       LEHMAN
-----------------------------------------------------------------------------
March 1, 1987                         $10,000                     $10,000
-----------------------------------------------------------------------------
December 31, 1987                     $10,262                     $10,109
-----------------------------------------------------------------------------
December 31, 1988                     $11,014                     $10,907
-----------------------------------------------------------------------------
December 31, 1989                     $12,421                     $12,491
-----------------------------------------------------------------------------
December 31, 1990                     $13,271                     $13,611
-----------------------------------------------------------------------------
December 31, 1991                     $15,759                     $15,788
-----------------------------------------------------------------------------
December 31, 1992                     $17,060                     $16,957
-----------------------------------------------------------------------------
December 31, 1993                     $19,276                     $18,610
-----------------------------------------------------------------------------
December 31, 1994                     $17,998                     $18,066
-----------------------------------------------------------------------------
December 31, 1995                     $22,371 (3)                 $21,404
-----------------------------------------------------------------------------

                               AVERAGE ANNUAL TOTAL RETURNS
                      1 YEAR      5 YEARS      LIFE OF FUND
                      --------------------------------------
                      24.30(1)    11.01 (1)       9.55  (1)
                      --------------------------------------

                      --------------------------------------
                         Fund                Lehman (2)
                      --------------------------------------

Past performance is not predictive of future returns.

________________________________________
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Lehman Brothers Aggregate Bond Index tracks the performance of all U.S. Government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities and asset-backed securities. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1995 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

DEAN WITTER VARIABLE STRATEGIST PORTFOLIO
                         GROWTH OF $10,000


     DATE                         TOTAL                      S&P 500               LEHMAN IX
----------------------------------------------------------------------------------------------
March 4, 1987                    $10,000                     $10,000                $10,000
----------------------------------------------------------------------------------------------
December 31, 1987                $10,123                     $ 8,787                $10,080
----------------------------------------------------------------------------------------------
December 31, 1988                $11,418                     $10,241                $10,845
----------------------------------------------------------------------------------------------
December 31, 1989                $12,637                     $13,481                $12,388
----------------------------------------------------------------------------------------------
December 31, 1990                $12,833                     $13,064                $13,414
----------------------------------------------------------------------------------------------
December 31, 1991                $16,460                     $17,036                $15,578
----------------------------------------------------------------------------------------------
December 31, 1992                $17,651                     $18,332                $16,759
----------------------------------------------------------------------------------------------
December 31, 1993                $19,484                     $20,178                $18,607
----------------------------------------------------------------------------------------------
December 31, 1994                $20,251                     $20,443                $17,954
----------------------------------------------------------------------------------------------
December 31, 1995                $22,154(4)                  $28,123                $21,409
----------------------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                      1 YEAR      5 YEARS      LIFE OF FUND
                      --------------------------------------
                      9.40 (1)   11.54  (1)       9.43   (1)
                      --------------------------------------

                      --------------------------------------
                      Fund       S&P 500 (2)      Lehman (3)
                      --------------------------------------

Past performance is not predictive of future returns.
______________________________________________________
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Lehman Brothers Government/Corporate Bond Index tracks the performance of government and corporate obligations, including U.S. government agency and U.S. treasury securities and corporate and yankee bonds, with maturities of one to ten years. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(4) Closing value on December 31, 1995 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.

DEAN WITTER VARIABLE UTILITIES PORTFOLIO
                         GROWTH OF $10,000


     DATE                            TOTAL                     S&P 500
----------------------------------------------------------------------------
March 1, 1990                       $10,000                    $10,000
----------------------------------------------------------------------------
December 31, 1990                   $10,452                    $10,235
----------------------------------------------------------------------------
December 31, 1991                   $12,601                    $13,347
----------------------------------------------------------------------------
December 31, 1992                   $14,194                    $14,363

----------------------------------------------------------------------------
December 31, 1993                   $16,422                    $15,808
----------------------------------------------------------------------------
December 31, 1994                   $14,940                    $16,016
----------------------------------------------------------------------------
December 31, 1995                   $19,220(3)                 $22,034
----------------------------------------------------------------------------

                              AVERAGE ANNUAL TOTAL RETURNS

                      1 YEAR       5 YEARS     LIFE OF FUND
                      --------------------------------------
                       28.65 (1)    12.96 (1)     11.85 (1)
                      --------------------------------------

                      --------------------------------------
                        Fund                   S&P 500 (2)
                      --------------------------------------

Past performance is not predictive of future returns.
________________________________________
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

(2) The S&P 500 is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The
     Index is unmanaged and should not be considered an investment.

(3) Closing value on December 31, 1995 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.